As filed with the Securities and Exchange Commission on October 26, 2021

Securities Act File No. 333-258155

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

Apollo Debt Solutions BDC

(Exact name of registrant as specified in charter)

9 West 57th Street

New York, NY 10019

(212) 515-3450

(Address and telephone number, including area code, of principal executive offices)

Joseph D. Glatt

Apollo Debt Solutions BDC

9 West 57th Street

New York, NY 10019

(Name and address of agent for service)

COPIES TO:

David W. Blass, Esq.

Steven Grigoriou, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common shares of beneficial interest, $0.01 par value per share	$5,000,000,000	$545,500(2)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 26, 2021

Preliminary Prospectus

Apollo Debt Solutions BDC

Class S, Class D and Class I Shares

Maximum Offering of $5,000,000,000

Apollo Debt Solutions BDC is a newly organized Delaware statutory trust that seeks to invest primarily in certain directly originated assets, including debt securities, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in earnings before interest, taxes, depreciation and amortization (“EBITDA”). Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Apollo Debt Solutions BDC as the “Fund,” “we,” “us” or “our.”

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Apollo Credit Management, LLC (the “Adviser”). The Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

We are offering on a continuous basis up to $5,000,000,000 of our common shares of beneficial interest (“Common Shares”). We are offering to sell a combination of three separate classes of Common Shares: Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. Until the release of proceeds from escrow, the per share purchase price for Common Shares in our primary offering will be $25.00 per share. The Fund must sell in this offering or any private placement a minimum number of shares (4,000,000) if any are sold. The underwriters in this offering are not required to sell such minimum number of shares. Thereafter, the purchase price per share for each class of Common Shares will equal our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Apollo Global Securities, LLC, the intermediary manager for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering.

We will accept purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders pursuant to this offering or any private placement for at least $100,000,000, in any combination of purchases of Class S shares, Class D shares and Class I shares and our board of trustees has authorized the release to us of funds in the escrow account.

Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 26 of this prospectus. Also consider the following:

•	We have no prior operating history and there is no assurance that we will achieve our investment objectives.

•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.

•	You should not expect to be able to sell your shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop prior to any listing.

•	Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

The date of this prospectus is                 , 2021

•

We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•

We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources.

•

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•

We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•

We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the Public(1)	Proceeds to Us, Before Expenses(2)
Maximum Offering(3)	$5,000,000,000	$5,000,000,000
Class S Shares, per Share	$25.00	$1,666,666,667
Class D Shares, per Share	$25.00	$1,666,666,667
Class I Shares, per Share	$25.00	$1,666,666,666

(1)

The price per share shown will apply until funds are released to us from the escrow account. Thereafter, shares of each class of our Common Shares will be issued on a monthly basis at a price per share equal to the NAV per share for such class.

(2)

No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. We will also pay the following shareholder servicing and/or distribution fees to the intermediary manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.

(3)

The table assumes that all shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from this assumption.

SUITABILITY STANDARDS

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:

Alabama—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.

California—Purchasers residing in California may not invest more than 10% of their net worth in us.

Idaho—Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.

Iowa—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies (“BDCs”) to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

Kansas—It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.

Missouri—In addition to the suitability standards set forth above, Missouri residents may not invest more than 10% of their liquid net worth in us.

i

Nebraska—In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing investment concentration limit.

New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.

Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in us, our affiliates and in any other non-traded BDC. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.

Oklahoma—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.

Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

Puerto Rico—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.

Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

The Adviser, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and

•	has an apparent understanding of the following:

•	the fundamental risks of the investment;

•	the lack of liquidity of our shares;

•	the background and qualification of our Adviser; and

•	the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

As of June 30, 2020, broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. Reasonable alternatives to the Fund, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than the Fund. Certain investments in listed entities may involve lower or no commissions at the time of initial purchase. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time. In addition to Regulation Best Interest, certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated.

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at gwms.apollo.com/debtsolutionsBDC. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our” and the “Fund” refer to Apollo Debt Solutions BDC, together with its consolidated subsidiaries.

Unless otherwise noted, numerical information relating to Apollo is approximate as of December 31, 2020.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary of all material information and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:	What is Apollo Debt Solutions BDC?

A:

We are a newly organized Delaware statutory trust formed on December 4, 2020. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Apollo Credit Management, LLC (the “Adviser”). The Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”).

Q:	Who is Apollo?

A:

Apollo is a longstanding and leading global alternative asset manager with approximately $472 billion of assets under management (“AUM”) as of June 30, 2021. Apollo operates its three primary business segments, private equity, credit and real assets, in a fully integrated manner, which Apollo believes is distinct from other comparable alternative investment managers. By collaborating across disciplines, with each business unit contributing to, and drawing from, Apollo’s shared information and experience, Apollo believes the Fund is well-positioned to invest across asset classes. Apollo has developed what it believes to be a differentiated approach to credit investing that allows it to adapt to changing market environments and to source what it believes to be attractive risk-adjusted investment opportunities in both expansionary and recessionary environments. Apollo’s differentiated investment strategy requires a willingness and strength of conviction to go “against the grain” of what other investors may be doing, and a desire and ability to tackle transaction complexity in a variety of forms. Apollo believes that its experience has shown that complexity, whether in the form of business, regulatory or legal complexity, can obscure a company or an investment’s inherent value. By pursuing what Apollo believes to be complex transactions that other investors either are not willing to undertake or do not possess the skill set to understand, Apollo believes it has been able to find opportunities where competition is limited, in turn, generating attractive risk-adjusted returns. The Adviser draws upon Apollo’s more than 30 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

Our objective is to bring Apollo’s leading credit investment platform to the non-exchange traded BDC industry.

Q:	What is a business development company, or BDC?

A:

A BDC is a special closed-end investment vehicle that is regulated under the 1940 Act and used to facilitate capital formation by smaller U.S. companies. BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. See “Investment Objectives and Strategies—Regulation as a BDC.”

Q:	What is a regulated investment company, or RIC?

A:

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

In general, a RIC is a company that:

•	is a BDC or registered investment company that combines the capital of many investors to acquire securities;

•	offers the benefits of a securities portfolio under professional management;

•	satisfies various requirements of the Code, including an asset diversification requirement; and

•

is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:	What is a non-exchange traded, perpetual-life BDC?

A:

A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose common shares of beneficial interest (“Common Shares”) are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly net asset value (“NAV”) per share. In our perpetual-life structure, we may offer to repurchase Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Q:	What are your investment objectives?

A:	Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Q:	What is your investment strategy?

A:

Our investment strategy is focused on sourcing deals directly with large private U.S. borrowers who seek access to financing and who historically relied heavily on bank lending or capital markets. We believe there is a market opportunity for these large private U.S. borrowers. We define large private U.S. borrowers as those companies that generally generate on an annual basis at least $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. We believe this opportunity set generates favorable pricing and more rigorous structural protections relative to that offered by investments in the broadly syndicated markets. From time to time, we may also invest in loans and debt securities issued by corporate borrowers outside of the private large borrower space to the extent we believe such investments enhance the overall risk/return profile for our shareholders and help us meet our investment objectives.

Our investment strategy is expected to capitalize on Apollo’s scale and reputation as an attractive financing partner allowing us to source investments at attractive pricing and terms. We also expect to benefit from

Apollo’s ability to transact in size with speed and certainty, as well as from its long-standing and extensive relationships with both private equity firms and corporations, where Apollo has a preexisting lending relationship.

Q:	What types of investments do you intend to make?

A:

We invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, with a strong emphasis on senior secured lending. While most of our investments will be in private U.S. companies (subject to compliance with BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other non-U.S. companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Our investments are subject to a number of risks. See “Investment Objectives and Strategies” and “Risk Factors.”

Q:	What is an originated loan?

A:

An originated loan is a loan where we lend directly to the borrower and hold the loan generally on our own or only with other Apollo affiliates. These opportunities are typically sourced through direct dialogue with counterparties, as opposed to through intermediaries such as banks or brokers. By holding the majority or all of the loan, we often can drive lender-friendly terms, pricing and execution. This is distinct from a syndicated loan, which is generally originated by a bank and then syndicated, or sold, in several pieces to other investors, where influence on the economics and structure can be limited. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans often have liquid markets and can be traded by investors. We believe that the ability to tailor terms to the needs of our borrowers, as well as our ability to ability to compete on the basis of size and certainty of execution, afford us advantages.

Q:	Are there any risks involved in buying your shares?

A:

Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•	We have no prior operating history and there is no assurance that we will achieve our investment objectives.

•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.

•	You should not expect to be able to sell your shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop prior to any listing.

•	Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•

We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•

We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price.

•

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•

We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”), and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•

We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Q:	What are the Fund’s strategy highlights?

A:

Apollo believes the Fund’s investment strategy represents a differentiated approach to private credit investing and seeks to provide investors with attractive, downside-protected returns. More specifically, Apollo believes that the following characteristics distinguish the Fund as a compelling investment opportunity.

•

Significant Current Market Opportunity. Today, there is $2.6 trillion of loans outstanding to large corporate borrowers (both public and private), of which private credit lenders make up only 3%. This is compared to a 16% penetration rate in the $1.2 trillion middle market loan market and a 33% penetration rate in the $400 billion small corporate loan market. (Source: Bank of America Merrill Lynch as of September 2019.) There is currently a dearth of available alternative financing solutions for large corporate issuers outside of the broadly syndicated debt markets, yet a growing demand for streamlined financing solutions irrespective of the market environment. Further, Apollo believes that the current market conditions and uncertain economic backdrop have expanded and accelerated the large corporate direct lending opportunity. Markets face what Apollo believes will be an extended recovery that will progress in phases and be prone to periods of volatility. Broadly syndicated debt markets are highly sensitive to market conditions, and as with prior periods of volatility, the recent crisis related to the novel coronavirus and related respiratory disease (“COVID-19”) has led financing markets to recoil, restricting banks’ ability to provide funding to many large corporate issuers. Apollo believes this will enable the Fund to secure favorable pricing and more rigorous structural protections and driving value for the benefit of the Fund. Apollo believes that this opportunity is only accessible to scaled alternative asset managers with significant relationships and cycle-tested investing expertise, and that the Fund is therefore well-positioned to capitalize on the growing opportunity set.

•

Proprietary Sourcing Engine Provides a Significant Barrier to Entry. Across its global platform, Apollo has found that deal flow is often driven by relationships, and that having a strong reputation and an established network can ultimately lead to exclusive investment opportunities. Apollo believes that the Fund will benefit from the expansive networks that have been cultivated by both Apollo’s Private Equity and Credit businesses over the past 30 years. Apollo’s leading private equity franchise has a deep bench of investment professionals and operating executives who have established strong and long-lasting relationships with industry executives and leading management teams. Through Apollo private equity funds’ ownership of over 150 portfolio companies since inception, Apollo has established deep understanding across a variety of businesses, which we believe will enable us to uncover idiosyncratic opportunities, including in out-of-favor industries. At the same time, the scale and breadth of the Apollo Credit platform is expected to be the primary sourcing engine for the Fund. Apollo Global Corporate Credit (“GCC”) oversees over 900 credit relationships and its managed funds are current lenders to approximately 750 companies worldwide. As a result, members of the GCC team are in frequent dialogue with management teams and intermediaries, enabling visibility into a given company’s financing needs as well as opportunities to organically grow existing lending relationships. Apollo believes that its ability to leverage its incumbency to source deals directly with large corporate borrowers creates a meaningful barrier to entry, especially given that we believe direct lending managers primarily rely on the sponsor-backed channel to source opportunities. We believe our deep relationships across both corporate and sponsors will allow us to create a differentiated portfolio. Today, Apollo funds own over $20 billion in loans to portfolio companies of Apollo’s top 30 sponsors as of December 31, 2020. Additionally, Apollo-managed CLOs and CLOs managed by Redding Ridge Asset Management LLC and its affiliates, a CLO manager established by Apollo, have over $18 billion in outstanding CLOs to over 1,500 issuers as of December 31, 2020, further broadening Apollo’s global lending footprint. Importantly, Apollo’s credit business is one of the largest lending counterparties to Wall Street, having traded approximately $95 billion in 2020 alone. This level of trading volume often results in Apollo being provided with an early or first look from the dealer community, which Apollo believes will put the Fund in a position to access challenged syndications at attractive terms during periods of volatility. Through these various touchpoints, Apollo has established a combination of robust networks and proprietary relationships that it believes will enable the Fund to source highly attractive opportunities, often on a proprietary basis.

•

Apollo’s Status as a Preferred Lending Counterparty. Apollo has developed a reputation as a differentiated lending partner due to its scale and ability to design creative capital solutions across capital structures, particularly in complex situations. Apollo believes that the Fund will be able to underwrite and commit to large transactions, streamlining the execution process for borrowers and enabling them to only interface with a single counterparty, due to the breadth and scale of Apollo’s capital base, which for this purpose includes numerous long-standing co-investment relationships and syndication capabilities with credit market investors. Apollo’s scale is augmented by Apollo Global Securities, LLC (“AGS” or the “Intermediary Manager”), Apollo’s affiliated broker-dealer and our intermediary manager, which, leveraging its targeted approach and close relationships with large institutional investors, has syndicated approximately $15 billion of debt since 2016. Being the sole or primary lender in size also facilitates alignment and a partnership mentality that is differentiated from traditional lending relationships. Additionally, our underwriting and structuring ability coupled with company and sector-specific insights across the Apollo platform is expected to enable Apollo to embrace complexity and provide bespoke capital solutions tailored to borrowers’ unique financing needs, including greater certainty of funding at specified terms or within compressed timetables. Apollo believes that the Fund augments Apollo’s ability to leverage its reputation as a preferred lending partner to selectively source proprietary opportunities in large corporate direct lending. Based on our experience in the large corporate direct lending market, we believe that the Fund has an advantage in its ability to provide capital in scale with greater certainty of closing as well as to deliver strategic partner-like benefits.

•

Focus on Downside Protection. Consistent with Apollo’s value-orientation, the Fund intends to take a conservative investment approach, employing a rigorous, bottom-up, private equity-style underwriting, coupled with detailed transaction structuring to mitigate risk. Apollo has significant structuring experience and believes the Fund will be able to leverage the Apollo Credit platform’s incumbency and status as a preferred lending partner to bilaterally negotiate highly structured, senior secured loans that are tailored to address the unique risks of a given corporate borrower. The Fund intends to invest primarily in senior term loans that, coupled with robust covenant packages restricting incremental debt incurrence and restricted payments, are intended to provide downside protection in the form of a priority, undiluted claim on underlying collateral. Apollo believes that due to the Apollo’s in-house experience with its managed funds investing across the capital structure, the Fund will be able to consider investment structures that are different, and oftentimes more complex, than other investors.

•

High Degree of Credit Selectivity. Apollo believes that credit selectivity in every market environment is a critical driver of performance. By virtue of our value-driven investment approach emphasizing downside protection, Apollo’s GCC business has experienced a 0.1% annual average default rate, as compared to a 2.9% annual average default rate within the broader leveraged loan market. Even in an event of default, Apollo’s GCC business has seen substantially higher recovery rates as compared to the broader market, experiencing a 73% recovery rate as compared to 61% for the broader leveraged loan market. Given the size of the market opportunity in large corporate direct lending, Apollo believes that the Fund is well-positioned to exercise quality credit selection in any market environment.

•

Strong Alignment with Apollo-affiliated Capital. Apollo has structured the Fund such that the Fund and Apollo-affiliated capital will generally be aligned, leveraging the same monitoring and risk management capabilities within Apollo’s credit business and, except as described below, owning the same loans at the same price. Apollo-affiliated capital includes Apollo-managed funds and accounts, Apollo employee commitments and commitments from Apollo.

•

Strong Apollo Sponsorship and Integrated Business Model. Apollo operates its global franchise as an integrated investment platform with each of private equity, credit and real assets contributing to and drawing from Apollo’s information and experience, thereby providing investment opportunities and intellectual capital to all of its businesses. In the process of screening, executing and monitoring investments across businesses, Apollo has developed valuable relationships with well-regarded sponsors, leading management teams, consultants and other intermediaries, which further drives high-quality deals and thoughtful insights during the investment process. Apollo believes the Fund will benefit from the wealth of knowledge, experience and capabilities across asset classes, industries and geographies at Apollo, which will widen the Fund’s lens and enable the Fund team to more successfully source, diligence and manage opportunities across market cycles.

Q:	What is the market opportunity?

A:

Apollo believes there is an opportunity to lend to large private U.S. borrowers who cannot or do not want to access the broadly syndicated loan market or are too big for the private middle market. Apollo believes that a confluence of secular and cyclical changes is giving rise to unmet demand for scaled direct origination solutions among large corporate borrowers. The robust growth in private credit following the Great Financial Crisis (“GFC”) has given rise to the formation of hundreds of private lenders and origination platforms, primarily focused on the competitive middle market, sponsor-backed channel. We believe the influx of capital has led to the degradation of lending standards and credit quality have come to mirror that of the broadly syndicated loan market, resulting in exposure to late cycle market risks. Nonetheless, Apollo believes the conditions that sustained the rapid growth in private credit are still at play today and are migrating toward larger corporate issuers. Banks’ regulations and reduced risk appetite continue to restrict access to efficient financing solutions. The broadly syndicated loan market also continues to exhibit late cycle behavior, further threatening its viability in a distress scenario. Moreover, private equity continues to grow unabated as scaled alternative funding solutions enable companies to stay private longer, a dynamic that is beginning to take hold in credit markets.

Q:	Do you intend to invest in liquid credit investments in addition to originated loans?

A:

From time to time, we may invest in debt securities issued by corporate borrowers outside of the large private U.S. borrower space to the extent we believe such investments can enhance the overall risk/return profile for our shareholders and help us meet our investment objectives. We do not expect such securities to be a substantial portion of our portfolio. This may include more liquid debt securities which may enable us to prudently manage the overall liquidity profile of the Company while still seeking to provide our shareholders with attractive investment returns.

Q:	How will you identify investments?

A:

We will employ a sophisticated and disciplined approach with respect to sourcing, evaluating and executing prospective investments, consistent with how Apollo manages its funds’ investments across the firm. Our process is defined by an emphasis on meaningful downside protection and the preservation of capital, which we will seek to achieve through extensive private equity-style due diligence, asset-level and market environment analysis, a systematic approach to identifying risk and structuring and a hands-on approach to driving value and managing investments throughout the ownership period. In this process, the Fund will leverage the collective knowledge and resources of Apollo’s GCC team as well as Apollo’s integrated platform more broadly.

Q:	Will you use leverage?

A:

Yes. To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors.”

Q:	How will the Fund be allocated investment opportunities?

A:

Apollo, including the Adviser, provides investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Apollo may establish.

The Adviser and its affiliates will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

An affiliate of the Adviser has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s board of trustees (the “Board of Trustees” and each member of the Board of Trustees, a “Trustee”) may establish objective criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Fund will have the opportunity to participate with one or more listed or private Apollo-managed BDCs, including us (the “Apollo BDCs”), and other public or private Apollo funds that target similar assets. If an investment falls within the Board Criteria, Apollo must offer an opportunity for the Apollo BDCs to participate. The Apollo BDCs may determine to participate or not to participate, depending on whether Apollo determines that the investment is appropriate for the Apollo BDCs (e.g., based on investment strategy). The co-investment would generally be allocated to us, any other Apollo BDCs (including Apollo Investment Corporation) and the other Apollo funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.

Q:	How is an investment in your Common Shares different from an investment in listed BDCs?

A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:

•

Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. Our

Board of Trustees, rather than the “market,” determined the initial offering price of our shares in its sole discretion after considering the initial public offering prices per share of other blind pool non-traded BDCs. The estimated value of our assets and liabilities will be used to determine our NAV following the date on which we break escrow for this offering. The NAV of non-traded BDCs may be subject to volatility related to the values of their underlying assets.

•

An investment in our shares has limited or no liquidity outside of our share repurchase plan and our share repurchase plan may be modified or suspended. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.

•	Some listed BDCs are often self-managed, whereas our investment operations are managed by the Adviser, which is part of Apollo.

•

Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have historical performance that investors can evaluate and transactions for listed securities often involve nominal or no commissions.

•

Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our charter limits the fees we may pay to the Adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its Board of Trustees, audit committee, independent Trustee oversight of executive compensation and the Trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.

Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:	For whom may an investment in your shares be appropriate?

A:	An investment in our shares may be appropriate for you if you:

•	meet the minimum suitability standards described above under “Suitability Standards;”

•	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;

•	seek to receive current income through regular distribution payments;

•	wish to obtain the potential benefit of long-term capital appreciation; and

•	are able to hold your shares as a long-term investment and do not need liquidity from your investment quickly in the near future.

We cannot assure you that an investment in our shares will allow you to realize any of these objectives. An investment in our shares is only intended for investors who do not need the ability to sell their shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter in our discretion. See “Share Repurchase Program.”

Q:	Do you currently own any investments?

A:

No. However, on February 22, 2021, we entered into a Facility Agreement (“Facility Agreement USD”) with Goldman Sachs Bank USA (the “Financing Provider”), as amended by the Amended & Restated Facility Agreement (USD), dated as of August 17, 2021, between us and the Financing Provider (the “A&R Facility Agreement (USD)”) and simultaneously with the A&R Facility Agreement (USD), we entered into a Facility Agreement (GBP) with the Financing Provider (the “Facility Agreement (GBP)”) and a Facility Agreement (EUR) with the Financing Provider (the “Facility Agreement (EUR)”, and together with the Facility Agreement GBP and the A&R Facility Agreement, the “Facility Agreements”). The Facility Agreements create a forward obligation of the Financing Provider to sell, and a forward obligation of us or our designee to purchase certain investments (the “Portfolio Investments”) owned and held by the Financing Provider at our request, in each case in the currency of the respective Facility Agreement. It is expected that the Portfolio Investments will generally consist of originated loans to large corporate and sponsor-backed U.S. companies consistent with our investment strategy. Pursuant to the Facility Agreements, we may request the Financing Provider acquire such Portfolio Investments as we may designate from time to time, which the Financing Provider can approve or reject in its sole and absolute discretion. Prior to any sale to us, the Portfolio Investments will be owned and held solely for the account of the Financing Provider. Until such time as we have received subscriptions for our shares of at least $600 million (the “Capital Condition”), we will have no obligation to purchase the Portfolio Investments under the Facility Agreements. After we have met the Capital Condition, we will be obligated to purchase the Portfolio Investments from the Financing Provider on or before February 22, 2022 under each of the Facility Agreements (the “Facilities End Date”). We may also elect but are not obligated to purchase Portfolio Investments prior Agreement to the Facility End Date or prior to or without meeting the Capital Condition. In consideration for the forward arrangement provided by the Financing Provider (the aggregate amount of the arrangement across the Facility Agreements collectively will not exceed $500 million between such date and the Facilities End Date (the “Financing Amount”)), we have agreed to pay certain fees and expenses to the Financing Provider, including (i) a facility fee at an annual rate of LIBOR or the relevant benchmark rate, as applicable, plus 1.77% multiplied by the cash amount paid by the Financing Provider (subject to adjustment for, among other things, cash amounts received by the Financing Provider) for such Portfolio Investment (the “Funded Amount”) while it is being held by the Financing Provider, (ii) an unused fee at an annual rate of 0.50% of the unused Financing Amount minus the greater of (A) the Minimum Utilization Amount and (B) the Funded Amount, and (iii) a minimum utilization fee at an annual rate of 1.77% of (the “Minimum Utilization Amount”) on or after May 22, 2021, and prior to the Facilities End Date, 75% of the Financing Amount at such time. As a general matter, the price we would pay to purchase any Portfolio Investment from the Financing Provider equals the cash amount paid by the Financing Provider subject to adjustment for, among other things, principal repayments and interest amounts earned by the Financing Provider. Accordingly, shareholders will benefit from any interest paid or accrued on any Portfolio Investment purchased by the Fund. See “Investment Objectives and Strategies – Warehousing Transaction” for a current list of portfolio investments.

Q:	What is the role of your Board of Trustees?

A:

We operate under the direction of our Board of Trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have five Trustees, four of whom have been determined to be independent of us, the Adviser, Apollo and its affiliates (“independent Trustees”). Our independent Trustees are responsible for reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates. The names and biographical information of our Trustees are provided under “Management of the Fund—Trustees and Executive Officers.”

Q:	What is the difference between the Class S, Class D and Class I Common Shares being offered?

A:

We are offering to the public three separate classes of Common Shares: Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager:

•	For Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and

•

For Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly.

•	No shareholder servicing or distribution fees will be paid with respect to the Class I shares.

The shareholder servicing and/or distribution fees are similar to sales commissions. In addition, although no upfront sales loads will be paid with respect to Class S shares, Class D shares or Class I shares, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S, Class D and Class I shares.

Assuming a constant net asset value per share of $25.00, we expect that a one-time investment in 400 shares of each class of our shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$0	$0

Class S shares are available through brokerage and transaction-based accounts.

Class D shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class D shares,

(2)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares,

(3)	through transaction/ brokerage platforms at participating brokers,

(4)	through certain registered investment advisers,

(5)	through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or

(6)	other categories of investors that we name in an amendment or supplement to this prospectus.

Class I shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class I shares,

(2)	by endowments, foundations, pension funds and other institutional investors,

(3)	through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I shares,

(4)	through certain registered investment advisers,

(5)

by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Apollo or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or

(6)	other categories of investors that we name in an amendment or supplement to this prospectus.

In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of shares, then you should consider that Class I shares have no shareholder servicing and/or distribution fees, and are not subject to upfront placement fees or brokerage commissions that may be charged by financial intermediaries, each of which would reduce the distributions payable to holders of the shares. If you are eligible to purchase Class S shares and Class D shares but not Class I shares, then you should consider that Class D shares have lower annual shareholder servicing and/or distribution fees than Class S shares. You should inquire with your broker dealer or financial representative about the type of account in which the shares will be held, including whether such account may be subject to an asset-based fee, and which classes of shares you may be eligible to purchase, as well as any additional fees or costs associated with your potential investment.

Q:	At what point will the initial proceeds of this offering be released from escrow?

A:

We will take purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least $100 million (excluding any shares purchased by our Adviser, its affiliates and our Trustees and officers but including any shares purchased in any private placements), and our Board of Trustees has authorized the release of the escrowed purchase order proceeds to us so that we can commence operations. Even if we receive purchase orders for $100 million, our Board of Trustees may elect to wait a substantial amount of time before authorizing, or may elect not to authorize, the release of the escrowed proceeds. If we do not raise the minimum amount and commence operations by October 29, 2022 (one year following the effective date of the registration statement of which this prospectus is a part), this offering will be terminated and our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. Notwithstanding the foregoing, you may elect to withdraw your purchase order and request a full refund of your investment with interest and without deduction for escrow expenses at any time before the escrowed funds are released to us. If we break escrow for this offering and commence operations, interest earned on funds in escrow will be released to our account and constitute part of our net assets.

Q:	What is the per share purchase price?

A:

During the escrow period, the per share purchase price for our Common Shares will be $25.00. After the close of the escrow period, shares will be sold at the then-current NAV per share, as described below.

Q:	How will your NAV per share be calculated after the escrow period?

A:

At the conclusion of the escrow period, NAV for our shares will be equal to the net proceeds received by us from purchases of shares during the escrow period, less our liabilities. Thereafter, our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.

Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are not publicly traded or for which market prices are not readily available will be valued at fair value as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board of Trustees, based on, among other things, the input of the Adviser and independent third-party valuation firms engaged at the direction of the Board of Trustees to review our investments. The Board of Trustees intends to engage multiple independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. The Board of Trustees will review and determine, or (subject to the Board of Trustee’s oversight) delegate to the Adviser to determine, the fair value of each of our investments and our NAV per share each month. See “Determination of Net Asset Value.”

Q:	Is there any minimum investment required?

A:

The minimum initial investment in Class D and Class S shares is $2,500, and the minimum investment in Class I is $1,000,000. The minimum subsequent investment in our shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan. In addition, Apollo Global Securities, LLC (the “Intermediary Manager”), an affiliate of the Adviser, may elect to accept smaller investments in its discretion.

Q:	What is a “best efforts” offering?

A:

This is our initial public offering of our Common Shares on a “best efforts” basis. A “best efforts” offering means the Intermediary Manager and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.

Q:	What is the expected term of this offering?

A:

We have registered $5,000,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of shares and at what price?

A:

Subscriptions to purchase our Common Shares may be made on an ongoing basis, but after the time we break escrow for this offering, investors may only purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the Intermediary Manager). During the escrow period, the per share purchase price for our Common Shares will be $25.00.

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase.

See “How to Subscribe” for more details.

Q:	When will the NAV per share be available after the escrow period?

A:

We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

Q:	May I withdraw my subscription request once I have made it?

A:

Yes. Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 1-833-772-1959.

Q:	When will my subscription be accepted?

A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.

Q:	Will I receive distributions and how often?

A:

We expect to pay regular monthly distributions commencing with the first full calendar quarter after the escrow period concludes. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by holders of Class S and Class D shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Q:	Will the distributions I receive be taxable as ordinary income?

A:

Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your shares are repurchased, you sell your shares or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional shares?

A:

Yes. We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you own will be automatically invested in additional Common Shares. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent NAV per share for such shares at the time the distribution is payable. Shareholders will not pay upfront selling commissions when purchasing shares under our distribution reinvestment plan; however, all shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my shares be repurchased?

A:

Yes, subject to limitations. Beginning no later than the first full calendar quarter from the date on which we break escrow for this offering, and at the discretion of our Board of Trustees, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our shareholders. For example, in accordance with our Board of Trustees’ fiduciary duty to the Fund and shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. As a result, share repurchases may not be available each quarter. Following any such suspension, the Board of Trustees will reinstate the share repurchase program when appropriate and subject to its fiduciary duty to the Fund and shareholders. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter (the “Repurchase Date”) using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase plan, as applicable.

Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	Will I be notified of how my investment is doing?

A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

•	three quarterly financial reports and investor statements;

•	an annual report;

•	in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S;

•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and

•

a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, gwms.apollo.com/debtsolutionsBDC, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov.

In addition, after the escrow period, our monthly NAV per share will be posted on our website promptly after it has become available.

Q:	What fees do you pay to the Adviser?

A:

Pursuant to the advisory agreement between us and the Adviser (the “Advisory Agreement”), the Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investors and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee.

•

The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning total assets less liabilities as of the date on which the Fund breaks escrow. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser. In addition, the Adviser has agreed to waive its management fee for the first six months following the date on which we break escrow for this offering. The longer an investor holds our Common Shares during this period, the longer such investor will receive the benefit of this management fee waiver period.

•	The incentive fee will consist of two components as follows:

•

The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up. The Adviser has agreed to waive the incentive fee based on income for the first six months following the date on which we break escrow for this offering. The longer an investor holds our Common Shares during this period, the longer such investor will receive the benefit of this income based incentive fee waiver period.

•

The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

See “Advisory Agreement and Administrative Agreement.”

Q:	Who will administer the Fund?

A:

Apollo Credit Management, LLC, as our administrator (the “Administrator”), will provide, or oversee the performance of, administrative and compliance services. We will reimburse the Administrator for its costs, expenses and the Fund’s allocable portion of compensation of the Administrator’s personnel and the Administrator’s overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the administration agreement (the “Administration Agreement”). See “Advisory Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?

A:

No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager:

•	For Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and

•

For Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly.

•	No shareholder servicing or distribution fees will be paid with respect to the Class I shares.

The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

The Adviser has agreed to advance all of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of our participating brokers, reasonable bona fide due diligence expenses of participating brokers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our escrow agent and transfer agent, fees to attend retail seminars sponsored by participating brokers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, brokers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fee) through the date on which we break escrow for this offering. Unless the Adviser elects to cover such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement we have entered into with the Adviser, we will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for this offering. See “Plan of Distribution” and “Plan of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement.”

Q:	What are your expected operating expenses?

A:

We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our Administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Apollo and its affiliates?

A:

The Adviser, Apollo and their respective affiliates (collectively, the “Firm”) will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide for us and other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Apollo Clients”). These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	Are there any ERISA considerations in connection with an investment in our shares?

A:

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, until such time as all classes of the Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit investment in our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations.

In addition, each prospective investor that is, or is acting on behalf of any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code (including, for example, an individual retirement account and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to the provisions of any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii) (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to as a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.

Prospective investors should carefully review the matters discussed under Risk Factors—“Risks Related to an Investment in the Shares” and “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	What is the impact of being an “emerging growth company”?

A:

We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”);

•

submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or

•

disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Adviser and we do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Q:	When will I get my detailed tax information?

A:	In the case of certain U.S. shareholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.

Q:	Who can help answer my questions?

A:

If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: DST Systems, Inc., 333 W. 11th Street, 5th Floor, Kansas City, MO 64105.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares
Shareholder transaction expenses (fees paid directly from your investment)
Maximum sales load(1)	—%	—%	—%
Maximum Early Repurchase Deduction(2)	2.0%	2.0%	2.0%

	Class S Shares	Class D Shares	Class I Shares
Annual expenses (as a percentage of net assets attributable to our Common Shares)(3)
Base management fees(4)	1.25%	1.25%	1.25%
Incentive fees(5)	—%	—%	—%
Shareholder servicing and/or distribution fees(6)	0.85%	0.25%	—%
Interest payment on borrowed funds(7)	4.06%	4.06%	4.06%
Other expenses(8)	1.45%	1.45%	1.45%
Total annual expenses	7.61%	7.01%	6.76%

(1)

No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

(2)

Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective Repurchase Date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

(3)

Weighted average net assets employed as the denominator for expense ratio computation is $911,000,000. This estimate is based on the assumption that we sell $1,500,000,000 of our Common Shares in the initial 12-month period of the offering following the date we meet the minimum offering requirement. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/ depreciation and share repurchase activity, if any.

(4)	The base management fee paid to our Adviser is calculated at an annual rate of 1.25% on of the value of our net assets as of the beginning of the first calendar day of the applicable month.
(5)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:

•

The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

•

The second part of the incentive is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.63% of our net assets would be payable. See “Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)	Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager:

•	For Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and

•

For Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly.

•	No shareholder servicing fees will be paid with respect to the Class I shares.

The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following:

(i)	a listing of Class I shares,

(ii)	our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or

(iii)

the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

(7)

We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 125% of our weighted average net assets in the initial 12-month period of the offering after we meet the minimum offering requirement, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 3.25%. Our ability to incur leverage during the 12 months following the commencement of this offering depends, in large part, on whether we meet our minimum offering requirement, the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market.
(8)

“Other expenses” include, but are not limited to, accounting, legal and auditing fees, reimbursement of expenses to our Administrator, organization and offering expenses and fees payable to our Trustees, as discussed in “Plan of Operation.” The amount presented in the table estimates the amounts we expect to pay during the initial 12-month period of the offering following the date we meet our minimum offering requirement.

We have entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser. The Adviser may elect to pay certain of our expenses on our behalf, including organization and offering expenses, provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates. If the Adviser elects to pay certain of our expenses, the Adviser will be entitled to reimbursement of such expenses from us if Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders. See “Plan of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support Agreement. Because the Adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from the Adviser.

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that:

(1)	that our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses,

(2)	that the annual return before fees and expenses is 5.0%,

(3)	that the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV and

(4)	your financial intermediary does not directly charge you transaction or other fees.

Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	75	212	343	646
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	81	228	366	680

Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	69	196	319	610
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	75	212	344	647

Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	67	190	309	594
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	73	206	334	632

While the examples assume a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreement and Administration Agreement” for information concerning incentive fees.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or traders markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We are a new company and have no operating history.

The Fund is a non-diversified, closed-end management investment company that will elect to be regulated as a BDC with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and the value of a shareholder’s investment could decline substantially or become worthless. Further, the Adviser has not previously offered a non-traded business development company. While we believe that the past professional experiences of the Adviser’s investment team, including investment and financial experience of the Adviser’s senior management, will increase the likelihood that the Adviser will be able to manage the Fund successfully, there can be no assurance that this will be the case.

Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.

Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this Registration Statement.

Our Board of Trustees may amend our Declaration of Trust without prior shareholder approval.

Our Board of Trustees may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board of Trustees, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.

Price declines in the medium- and large-sized U.S. corporate debt market may adversely affect the fair value of our portfolio, reducing our NAV through increased net unrealized depreciation.

Conditions in the medium- and large-sized U.S. corporate debt market may deteriorate, as seen during the recent financial crisis related to COVID-19, which may cause pricing levels to similarly decline or be volatile. As a result, our NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on the ability of the Adviser to manage and support our investment process. If the Adviser or Apollo were to lose any members of their respective senior management teams, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of the broader networks of the Adviser and its affiliates. The Adviser evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of Apollo and its senior management team. The departure of any members of Apollo’s senior management team could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on the Adviser’s ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

The Advisory Agreement has been approved pursuant to Section 15 of the 1940 Act. In addition, the Advisory Agreement has termination provisions that allow the parties to terminate the agreement. The Advisory Agreement may be terminated at any time, without penalty, by us upon 60 days’ written notice or by the Adviser upon 120 days’ written notice. If the Advisory Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the Advisory Agreement is terminated, it may be difficult for us to replace the Adviser.

Our financial condition, business and results of operations, as well as our ability to meet our payment obligations under future indebtedness, if any, and pay distributions, are likely to be adversely affected, and the value of our Common Shares may decline.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

The Adviser depends on the broader Apollo relationships with private equity sponsors, investment banks and commercial banks, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or its organizations fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser or its broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We will compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in large private U.S. companies. As a result of these new entrants, competition for investment opportunities in large private U.S. borrowers may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss.

As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our Board of Trustees. There is not a public market for the securities of the privately-held companies in which we invest. Most of our investments will not be publicly-traded or actively traded on a secondary market. As a result, we value these securities quarterly at fair value as determined in good faith as required by the 1940 Act. In connection with striking a NAV as of the last day of a month that is not also the last day of a calendar quarter, the Fund will consider whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the quarter end process.

As part of our valuation process, we will take into account relevant factors in determining the fair value of the Fund’s investments without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our shares may not receive distributions or that our distributions may decrease over time.

We may not achieve investment results that will allow us to make a specified or stable level of cash distributions and our distributions may decrease over time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you that will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets.

We may fund our cash distributions to shareholders from any sources of funds available to us, including borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser or the Administrator, if any. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this registration statement. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities.

Our distributions to shareholders may be funded from expense reimbursements or waivers of investment advisory fees that are subject to repayment pursuant to our Expense Support and Conditional Reimbursement Agreement.

Substantial portions of our distributions may be funded through the reimbursement of certain expenses by our Adviser and its affiliates, including through the waiver of certain investment advisory fees by our Adviser. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser and its affiliates continue to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by our Adviser or its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Our Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

We intend to generally fund distributions from operating cash flow in the ordinary course. However, shareholders should understand that we may make distributions from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser or the Administrator and that such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or the Administrator continues to makes such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. To the extent that we borrow to fund distributions, the payment of interest on such borrowings will decrease the Fund’s NAV, which would also cause the price per share in this offering to decrease. Shareholders should also understand that any amounts we use to pay distributions to shareholders from sources other than cash flow from operations may be required to be repaid in the future and that our future repayments of such amounts to the Adviser or any lender will reduce the amount of the future distributions. Further, the per share amount of distributions on Class S, Class D and Class I shares may differ because of different allocations of class-specific expenses. For example, distributions on Class S and Class D shares will be lower than on Class I shares because Class S and Class D shares are subject to different shareholder servicing and/or distribution fees. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.

Although we expect to adopt a share repurchase program, we have discretion to not repurchase your shares or to suspend the program.

Our Board of Trustees may amend or suspend the share repurchase program at any time in its discretion. For example, in accordance with our Board of Trustees’ fiduciary duty to the Fund and shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. You may not be able to sell your shares on a timely basis in the event our Board of Trustees amends or suspends the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. Following any such suspension, the Board of Trustees will reinstate the share repurchase program when appropriate and subject to its fiduciary duty to the Fund and shareholders. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be considered a guaranteed method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the Repurchase Date. Although a shareholder will have the ability to withdraw a repurchase request prior to the Repurchase Date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our shares will be on the Repurchase Date.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our shares, which is not expected to occur.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the loans or other debt securities we originate or acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

General economic conditions could adversely affect the performance of our investments.

The global growth cycle is in a mature phase and signs of slowdown are evident in certain regions around the world, although most economists continue to expect moderate economic growth in the near term, with limited signals of an imminent recession in the U.S. as consumer and government spending remain healthy. Although the broader outlook remains constructive and progress was made on trade, including a phase one deal with China and the United States-Mexico-Canada Agreement, geopolitical instability continues to pose risk. In particular, the recent outbreak of COVID-19 in many countries, which is a rapidly evolving situation, has disrupted global travel and supply chains, and has adversely impacted global commercial activity and a number of industries, such as transportation, hospitality and entertainment. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19, or any future pandemics that may arise, which may have a continued adverse impact on economic and market conditions, and may lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Fund, and the value and the liquidity of the shares.

We may be impacted by general European economic conditions.

The success of our investment activities could be affected by general economic and market conditions in Europe and in the rest of the world, as well as by changes in applicable laws and regulations (including laws relating to taxation of our investments), trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset re-investment, resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the European and other non-U.S. countries in which we may invest. These factors will affect the level and volatility of securities prices and the liquidity of the Fund’s investments, which could impair our profitability or result in losses. General fluctuations in the market prices of securities and interest rates may affect our investment opportunities and the value of our investments. We may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Declines in the performance of national economies or the credit markets in certain jurisdictions have had a negative impact on general economic and market conditions globally, and as a result, could have a material adverse effect on our business, financial condition and results of operations.

The Adviser’s financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Adviser’s businesses and operations (including those of the Fund). A recession, slowdown and/or sustained downturn in the global economy (or any particular segment thereof) could have a pronounced impact on the Fund and could adversely affect the Fund’s profitability, impede the ability of the Fund’s portfolio companies to perform under or refinance their existing obligations and impair the Fund’s ability to effectively deploy its capital or realize its investments on favorable terms.

In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could adversely affect global economic conditions and world markets and, in turn, could adversely affect the Fund’s performance.

Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a portfolio company’s capital structure.

It may be difficult to bring suit or foreclosure in non-U.S. countries.

Because the effectiveness of the judicial systems in the countries in which the Fund may invest varies, the Fund (or any portfolio company) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent the Fund or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.

The nature of bankruptcy proceedings may impact the value of the Fund’s investments.

A portfolio company may become involved in a reorganization, bankruptcy or other proceeding. In any such event, the Fund may lose its entire investment, may be required to accept cash or securities or assets with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an obligor, holders of debt instruments ranking senior to the Fund’s investments would typically be entitled to receive payment in full before the Fund receives any distributions in respect of its investments. After repaying the senior creditors, such obligor may not have any remaining assets to repay its obligations to the Fund. In the case of debt ranking equally with the loans or debt securities in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant investee company. Each jurisdiction in which the Fund invests has its own insolvency laws. As a result, investments in similarly situated investee companies in different jurisdictions may well confer different rights in the event of insolvency.

A portfolio company that becomes distressed or any distressed asset received by the Fund in a restructuring would require active monitoring. Involvement by the Adviser in a company’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its position therein. Bankruptcy proceedings involve a number of significant risks. Many of the events within a bankruptcy litigation are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions which may be contrary to the interests of the Fund, particularly in those jurisdictions which give a comparatively high priority to preserving the debtor company as a going concern, or to protecting the interests of either creditors with higher ranking claims in bankruptcy or of other stakeholders, such as employees.

Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays, particularly in jurisdictions which do not have specialized insolvency courts or judges and/or may have a higher risk of political interference in insolvency proceedings, all of which may have adverse consequences for the Fund. During such process, the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. Although the Fund will invest only in debt, the debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental values. Such investments can result in a total loss of principal.

One of the protections offered in certain jurisdictions in bankruptcy proceedings is a stay on required payments by the borrower on loans or other securities. When a portfolio company or other issuer seeks relief under the bankruptcy laws of a particular jurisdiction (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the issuer prior to the date of the bankruptcy filing must generally petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. If relief from the stay is not granted, the Fund may not realize a distribution on account of its secured claim until a plan of reorganization or liquidation for the debtor is confirmed. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges also can result in uncertainty as to the ultimate resolution of claims. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular issuer. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge. As such, investments in issuers involved in such proceedings could subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.

Moreover, under applicable bankruptcy law, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company or other issuer filing for protection from creditors. In addition, creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of an issuer prior to its filing under such laws. If a creditor is found to have interfered with an issuer’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. There can be no assurance that claims for equitable subordination or creditor liability will not be asserted with respect to the Fund’s portfolio investments.

While the challenges to liens and debt normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other U.S. state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of claims can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.

The insolvency of a portfolio company and related proceedings there may be a materially adverse effect on the performance of the Fund.

If a court in a lawsuit brought by a creditor or representative of creditors (such as a trustee in bankruptcy) of a portfolio company were to find that:

(a)	the portfolio company did not receive fair consideration or reasonably equivalent value for incurring the indebtedness evidenced by the securities that the company issued to the Fund and

(b)	after giving effect to such indebtedness and the use of the proceeds thereof, the portfolio company

(i)	was insolvent,

(ii)	was engaged in a business for which its remaining assets constituted unreasonably small capital or

(iii)	intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could

1.	invalidate, in whole or in part, such indebtedness as a fraudulent conveyance,

2.	subordinate such indebtedness to existing or future creditors of the obligor or

3.	recover amounts previously paid by the portfolio company to the Fund and/or proceeds with respect to such securities previously applied by the Fund, in each case, in satisfaction of such indebtedness.

In addition, upon the insolvency of a portfolio company, payments that such portfolio company made to the Fund may be subject to avoidance, cancellation and/or clawback as a “preference” if made within a certain period of time (which may be as long as two years) before insolvency. There can be no assurance as to what standard a court would apply in order to determine whether the company was “insolvent” or that, regardless of the method of valuation, a court would not determine that the company was “insolvent,” in each case, after giving effect to the indebtedness evidenced by the securities held by the Fund and the use of the proceeds thereof.

In general, if payments are voidable, whether as fraudulent conveyances, extortionate transactions or preferences, such payments may be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments, including the shareholders. To the extent that any such amounts are recaptured from the Fund, there may be a materially adverse effect on the performance of the Fund.

The above discussion is based upon U.S. federal and state laws. Insofar as investments that are obligations of non-U.S. obligors are concerned, the laws of non-U.S. jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above, with consequences that may or may not be analogous to those described above under U.S. federal and state laws.

The Fund may invest in portfolio companies whose capital structures may have significant leverage, which may impair these companies’ ability to finance their future operations and capital needs.

While investments in leveraged companies offer the potential opportunity for capital appreciation, such investments also involve a higher degree of risk as a result of recessions, operating problems and other general business and economic risks that may have a more pronounced effect on the profitability or survival of such companies. Such investments are inherently more sensitive to declines in revenues, competitive pressures and increases in expenses. Moreover, rising interest rates may significantly increase portfolio companies’ interest expense, causing losses and/or the inability to service debt levels. Leverage magnifies gains and losses attributable to other investment policies and practices, such as investing in below investment grade instruments. If a portfolio company cannot generate adequate cash flow to meet debt obligations, the portfolio company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring of the company’s capital structure or liquidation of the company, and the Fund may suffer a partial or total loss of capital invested in the portfolio company. Furthermore, to the extent companies in which the Fund has invested become insolvent, the Fund may determine, in cooperation with other debt holders or on its own, to engage, at the Fund’s expense in whole or in part, counsel and other advisors in connection therewith. In addition to leverage in the capital structure of portfolio companies, the Fund may incur leverage.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares less attractive to investors.

We will be and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of:

(a)

the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1.07 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal quarter, and

(b)	the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Trustees. Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.

Terrorist attacks, acts of war, global health emergencies or natural disasters may adversely affect our operations.

Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies or natural disasters are generally uninsurable.

Force Majeure events may adversely affect our operations.

The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

The current outbreak of the novel coronavirus, or COVID-19, has caused severe disruptions in the U.S. and global economy and is expected to have a materially adverse impact on our financial condition and results of operations.

During the first quarter of 2020, there was a global outbreak of COVID-19, which has spread to over 100 countries, including the United States, and has spread to every state in the United States. On March 11, 2020 the World Health Organization designated COVID-19 as a pandemic, and on March 13, 2020 the United States declared a national emergency with respect to COVID-19. The global impact of the outbreak has been rapidly evolving, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting quarantines, restrictions on travel, closing financial markets and/or restricting trading, and limiting hours of operations of non-essential businesses. Such actions are creating disruption in global supply chains, and adversely impacting a number of industries, including industries in which our portfolio companies operate. The outbreak could have a continued adverse impact on economic and market conditions and has triggered a period of global economic slowdown.

The outbreak of COVID-19 and related effects could have a material adverse impact on our NAV, financial condition, liquidity, results of operations, and the businesses of our portfolio companies, among other factors. Negative impacts to our business as a result of the pandemic could exacerbate other risks described in this prospectus, including:

•

weakening financial conditions of or the bankruptcy or insolvency of portfolio companies, which may result in the inability of such portfolio companies to meet debt obligations, delays in collecting accounts receivable, defaults, or forgiveness or deferral of interest payments from such portfolio companies;

•

significant volatility in the markets for syndicated loans, which could cause rapid and large fluctuations in the values of such investments and adverse effects on the liquidity of any such investments;

•	deteriorations in credit and financing market conditions, which may adversely impact our ability to access financing for our investments on favorable terms or at all;

•

operational impacts on our Adviser, Administrator and our other third-party advisors, service providers, vendors and counterparties, including independent valuation firms, our lenders and other providers of financing, brokers and other counterparties that we purchase and sell assets to and from, derivative counterparties, and legal and diligence professionals that we rely on for acquiring our investments;

•

limitations on our ability to ensure business continuity in the event our, or our third-party advisors’ and service providers’ continuity of operations plan is not effective or improperly implemented or deployed during a disruption;

•	the availability of key personnel of the Adviser, Administrator and our other service providers as they face changed circumstances and potential illness during the pandemic;

•

difficulty in valuing our assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser’s, Administrator’s and our service providers’ personnel during the pandemic;

•	limitations on our ability to raise capital in this offering;

•	significant changes to the valuations of pending investments; and

•	limitations on our ability to make distributions to our shareholders due to material adverse impacts on our cash flows from operations or liquidity.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of the novel coronavirus on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to our performance, financial condition, results of operations and ability to pay distributions.

The outbreak of the epidemics/pandemics could adversely affect the performance of our investments.

Certain countries have been susceptible to epidemics/pandemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics/pandemics, together with any resulting restrictions on travel or quarantines imposed, has had and will continue to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

The capital markets are currently in a period of disruption and economic uncertainty. Such market conditions have materially and adversely affected debt and equity capital markets may have a negative impact on our business and operations.

The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019, as evidenced by the volatility in global stock markets as a result of, among other things, uncertainty surrounding the COVID-19 pandemic and the fluctuating price of commodities such as oil. Despite actions of the U.S. federal government and foreign governments, these events have contributed to unpredictable general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole. These conditions could continue for a prolonged period of time or worsen in the future.

Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the full impact of the COVID-19 pandemic on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and whether there will be additional economic shutdowns. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations:

•

Current market conditions may make it difficult to raise equity capital because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than our current net asset value per share without first obtaining approval for such issuance from our shareholders and our independent directors. In addition, these market conditions may make it difficult to access or obtain new indebtedness with similar terms to our existing indebtedness.

•

Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our prospective investments. While we expect that most of our investments will not bet publicly traded, applicable accounting standards will require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity).

•

Significant changes in the capital markets, such as the recent disruption in economic activity caused by the COVID-19 pandemic may adversely affect the pace of our investment activity and economic activity generally. Additionally, the recent disruption in economic activity caused by the COVID-19 pandemic may have a negative effect on the potential for liquidity events involving our prospective investments. The illiquidity of our prospective investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we will record our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital, and any required sale of all or a portion of our investments as a result, could have a material adverse effect on our business, financial condition or results of operations.

The current period of capital markets disruption and economic uncertainty may make it difficult to obtain indebtedness and any failure to do so could have a material adverse effect on our business, financial condition or results of operations.

Current market conditions may make it difficult to obtain indebtedness and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently expect to experience, including being at a higher cost in rising rate environments. If we are unable to raise debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make commitments. An inability to obtain indebtedness could have a material adverse effect on our business, financial condition or results of operations.

We may face a breach of our cyber security, which could result in adverse consequences to our operations and exposure of confidential information.

Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Apollo and its affiliates and portfolio companies’ and service providers’ information and technology systems may be vulnerable to damage or interruption from cyber security breaches, computer viruses or other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and other security breaches, or usage errors by their respective professionals or service providers. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information, including non-public personal information related to shareholders (and their beneficial owners) and material non-public information. Although Apollo has implemented, and portfolio companies and service providers may implement, various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Apollo does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to Apollo, its affiliates, the Fund, the shareholders and/or a portfolio company, each of which could be negatively impacted as a result. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in Apollo’s, its affiliates’, the Fund’s and/or a portfolio company’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders (and their beneficial owners), material non-public information and the intellectual property and trade secrets and other sensitive information of Apollo and/or portfolio companies. Apollo, the Fund and/or a portfolio company could be required to make a significant investment to remedy the effects of any such failures, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity, and other events that may affect their business and financial performance.

We may not be able to obtain all required state licenses or in any other jurisdiction where they may be required in the future.

We may be required to obtain various state licenses in order to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

The United Kingdom’s exit from the European Union may create significant risks and uncertainty for global markets and the Fund’s investments.

The United Kingdom (the “UK”) formally left the European Union (the “EU”) on January 31, 2020 (commonly known as “Brexit”). The UK-EU trade relationship as it previously existed expired on December 31, 2020. On December 24, 2020, the UK and the EU announced that they had struck a new trade and cooperation deal (the “New UK-EU Trade Agreement”) governing the future relationship between the UK and the EU, which was formally approved by the member states of the EU on December 29, 2020. The EU-UK Trade and Cooperation Agreement was formally approved by the UK parliament on December 30, 2020 and, is expected to be formally ratified by the EU parliament during the first quarter of 2021.

The New UK-EU Trade Agreement provides clarity in respect of the intended shape of the future relationship between the UK and the EU and some detailed matters on future trade cooperation. However, there are unavoidable uncertainties related to Brexit and the new relationship between the UK and EU, which will continue to be developed, and could cause volatility in financial markets worldwide. This will also cause instability in political institutions and regulatory agencies. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the value of the euro and the price of the notes.

Since the June 2016 referendum in the UK, global financial markets have experienced significant volatility due to the uncertainty around Brexit. There will likely continue to be considerable uncertainty as to the UK’s post-withdrawal and post-transition framework, in particular as to the arrangements which will apply to its relationships with the EU and with other countries. This process and/or the uncertainty associated with it may adversely affect the return on investments economically tied to the UK (and consequently the Fund). This may be due to, among other things:

(i)	increased uncertainty and volatility in UK, EU and other financial markets;

(ii)	fluctuations in asset values;

(iii)	fluctuations in exchange rates;

(iv)	increased illiquidity of investments located, listed or traded within the UK, the EU or elsewhere;

(v)	changes in the willingness or ability of financial and other counterparties to enter into transactions, or the price at which and terms on which they are prepared to transact; and/or

(vi)	changes in legal and regulatory regimes to which the Fund’s investments are or become subject.

We are subject to risks related to corporate social responsibility.

Our business faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities. We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect our business.

Compliance with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in this offering, which would harm our ability to achieve our investment objectives.

As of June 30, 2020, broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients. Reasonable alternatives to the Fund, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than the Fund. Certain investments in listed entities may involve lower or no commissions at the time of initial purchase. Under Regulation Best Interest, broker-dealers participating in the offering must consider such alternatives in the best interests of their clients. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments, particularly while the Fund has only satisfied the minimum offering amount, and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments may be risky and there is no limit on the amount of any such investments in which we may invest. In addition, investment analyses and decisions by the Fund and the Adviser will often be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities. In such cases, the information available to the Fund and the Adviser at the time of an investment decision may be limited, and the

Fund and the Adviser may not have access to the detailed information necessary for a full evaluation of the investment opportunity. In addition, the financial information available to the Fund and the Adviser may not be accurate or provided based upon accepted accounting methods. The Fund and the Adviser will rely upon independent consultants or advisors in connection with the evaluation of proposed investments. There can be no assurance that these consultants or advisors will accurately evaluate such investments.

Risk Associated with Unspecified Transactions; No Assurance of Investment Return.

As of the date hereof, none of the Fund’s investments have been identified, committed to, settled or traded. Investors will be relying on the ability of the Adviser to source, negotiate, consummate and syndicate Fund originated loans (each, a “loan” and, together with other portfolio investments, the “portfolio investments”) using the investments of shareholders, and there is no assurance that the Adviser will find a sufficient number of attractive opportunities to meet the Fund’s investment objectives or that the Fund will be able to make and realize its investment objective. The realizable value of a highly illiquid investment, at any given time, may be less than its intrinsic value. In addition, certain types of investments held by the Fund may require a substantial length of time to liquidate. Furthermore, to the extent the investment strategy of the Fund relies upon a certain set of market and economic conditions and such conditions do not materialize for an extended period of time, the Fund may not be able to invest a significant portion of the proceeds. There can be no assurance that the Fund will be able to generate returns for its investors or that the returns will be commensurate with the risks of investing in the type of portfolio investments and transactions described herein.

Any information included in any of the Fund’s marketing materials regarding targeted returns for the Fund is provided as an indicator as to how the Fund will be managed and is not intended to be viewed as an indicator of likely performance returns to investors in the Fund. Any targeted return information is based upon projections, estimates and assumptions that a potential investment will yield a return equal to or greater than the target. Accordingly, there can be no assurance that the Fund’s projections, estimates or assumptions will be realized or that the Adviser will be successful in finding investment opportunities that meet these anticipated return parameters.

Debt Instruments Generally. The Fund will invest in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Certain debt instruments in which the Fund may invest may have speculative characteristics.

Generally, speculative investments securities offer a higher return potential than higher-rated securities, but involve greater volatility of price and greater risk of loss of income and principal. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, an economic recession could severely disrupt the market for most of these instruments and may have an adverse impact on the value of such instruments. It also is likely that any such economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon and increase the incidence of default for such instruments.

Loans Risk. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.

Further, there is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce remedies.

Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.

If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value.

If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.

The Fund may acquire loans through assignments or participations. The Fund will typically acquire loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a loan through a participation.

In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.

The Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to:

(i) quality, accuracy, and timeliness of execution,

(ii) review of the reputation, financial strength and stability of the financial institution,

(iii) willingness and ability of the counterparty to commit capital,

(iv) ongoing reliability and

(v) access to underwritten offerings and secondary markets.

Loan Origination. The Adviser will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Adviser and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

In accordance with Apollo’s co-investment order, the Fund’s ability to acquire loans could be dependent on the existence and performance of Apollo’s origination platform, which includes other fund’s managed by Apollo and enables Apollo to commit in size to multiple deals. Therefore, a decrease in Apollo’s origination platform or its inability to acquire investments suitable for the Fund could reduce or possibly eliminate the ability of the Fund to participate in certain loans within the Fund’s investment objective and would have a material adverse effect on the Fund’s performance. Other Apollo funds could be subject to certain restrictions on the types of investments they can make, and such restrictions may in effect limit the types of investments the Fund could make to the extent that the Fund is dependent on Apollo’s origination platform.

Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. Apollo may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. As a result, the diligence is likely to be more limited than the diligence conducted for a broadly syndicated transaction involving an underwriter. Loan origination may also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions, and the scope of these regulatory requirements (and certain permitted exemptions) may vary from jurisdiction to jurisdiction and may change from time to time. In addition, in originating loans, the Fund will compete with a broad spectrum of lenders, some of which may have greater financial resources than the Fund, and some of which may be willing to lend money on better terms (from a borrower’s standpoint) than the Fund. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Senior Loans. The investment objective of the Fund includes investing in senior secured term loans. As such, the assets of the Fund may include first lien senior secured debt and may also include selected second lien senior secured debt, the latter of which involves a higher degree of risk of a loss of capital.

The factors affecting an issuer’s first and second lien loans, and its overall capital structure, are complex. Some first lien loans may not necessarily have priority over all other unsecured debt of an issuer. For example, some first lien loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve first liens only on specified assets of an issuer (e.g., excluding real estate). Issuers of first lien loans may have multiple tranches of first lien debt outstanding, each with first liens on separate collateral, or may share first liens on the same collateral. Furthermore, liens with respect to primarily U.S. financings generally only cover U.S. assets, and non-U.S. assets are not included (other than, for example, where a borrower pledges a portion of the stock of first-tier non-U.S. subsidiaries). In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Code authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a prior lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection,” which may, but need not always, consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of prior liens on the Fund’s collateral would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund’s recovery on its leveraged loans.

Any secured debt is secured only to the extent of its lien and only to the extent of the value of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk. Although the amount and characteristics of the underlying assets selected as collateral may allow the Fund to withstand certain assumed deficiencies in payments occasioned by the borrower’s default, if any deficiencies exceed such assumed levels or if underlying assets are sold, it is possible that the proceeds of such sale or disposition will not be sufficient to satisfy the amount of principal and interest owing to the Fund in respect of its investment.

Senior secured credit facilities are generally syndicated to a number of different financial market participants. The documentation governing such facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a credit pursuant to a Chapter 11 plan of reorganization is done on a class basis. As a result of these voting regimes, the Fund may not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund.

Senior secured loans are also subject to other risks, including:

(i)	the possible invalidation of a debt or lien as a “fraudulent conveyance”;

(ii)	the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing;

(iii)	equitable subordination claims by other creditors;

(iv)	“lender liability” claims by the portfolio company of the obligations; and

(v)	environmental and/or other liabilities that may arise with respect to collateral securing the obligations.

Decisions in bankruptcy cases have held that a secondary loan market assignee can be denied a recovery from the debtor in a bankruptcy if a prior holder of the loans either received and does not return a preference or fraudulent conveyance, or if such prior holder engaged in conduct that would qualify for equitable subordination.

The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions that, in each case, could result in the portfolio company repaying the principal on an obligation held by the Fund earlier than expected. As a consequence, the Fund’s ability to achieve its investment objective may be adversely affected.

Equity Investments. We may make select equity investments. In addition, in connection with our debt investments, we on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Preferred Securities. Investments in preferred securities involve certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Non-U.S. Securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidence of ownership of such securities usually is held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to shareholders located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Below Investment Grade Risk. In addition, we intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:

•

Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.

•

Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.

•

Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•

Below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income.

•

Below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and we may be unable to sell these securities at an advantageous time or price.

•	We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

LIBOR Risk. Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect our credit arrangements and our collateralized loan obligation transactions.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out the London Interbank Offered Rate (“LIBOR”) as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and our existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•

Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

•

Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•

Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•

Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Junior, Unsecured Securities. Our strategy may entail acquiring securities that are junior or unsecured instruments. While this approach can facilitate obtaining control and then adding value through active management, it also means that certain of the Fund’s investments may be unsecured. If a portfolio company becomes financially distressed or insolvent and does not successfully reorganize, we will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that we will recover any of the principal that we have invested. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should it be forced to enforce its remedies.

While such junior or unsecured investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms may not be part of particular Investments. Moreover, our ability to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, we may not be able to take steps to protect investments in a timely manner or at all, and there can be no assurance that our rate of return objectives or any particular investment will be achieved. In addition, the debt securities in which we will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.

Early repayments of our investments may have a material adverse effect on our investment objectives. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity investments may become worthless.

There can be no assurance that attempts to provide downside protection through contractual or structural terms with respect to our investments will achieve their desired effect and potential investors should regard an investment in us as being speculative and having a high degree of risk. Furthermore, we have limited flexibility to negotiate terms when purchasing newly issued investments in connection with a syndication of mezzanine or certain other junior or subordinated investments or in the secondary market.

CLO Risk. Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies. When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

“Covenant-lite” Obligations. We may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan we hold begin to deteriorate in quality, our ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay our ability to seek to recover its investment.

Bridge Financings. From time to time, we may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.

Distressed Investments; Restructurings. The Fund may make investments in companies that subsequently become distressed (e.g., defaulted, out-of-favor or distressed bank loans and debt securities). Certain of the Fund’s investments may, therefore, include specific investments in companies that become highly leveraged with significant burdens on cash flow, and, therefore, involve a high degree of financial risk. Portfolio companies may be facing liquidity challenges due to debt maturities, covenant violations, cyclical challenges or imminent bankruptcy, or they need financing in order to exit bankruptcy. The Fund’s investments may be considered speculative and subject to a high degree of risk, and the ability of the relevant portfolio companies to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies. Investments in companies operating in workout or bankruptcy modes also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.

Distressed/Defaulted Securities. The Fund may invest in the securities of companies that subsequently become involved in bankruptcy proceedings, reorganizations or financial restructurings, and that may face pending covenant violations or significant debt maturities. In such a case, the Fund may have a more active participation in the affairs of such portfolio companies than is generally assumed by an investor. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities, which may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. Furthermore, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to a portfolio company or an investment, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the

Fund’s original investment and/or may be required to accept payment over an extended period of time. In addition, under certain circumstances, payments to the Fund and the related distributions by the Fund to the shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. As more fully discussed below, in a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged or disallowed, and its claims may be subordinated to the claims of other creditors.

The market for distressed securities is expected to be less liquid than the market for securities of companies that are not distressed. A substantial length of time may be required to liquidate investments in securities that become distressed. Furthermore, at times, a major portion of an issue of distressed securities may be held by relatively few investors, and the market may be limited to a narrow range of potential counterparties, such as other financial institutions. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the portfolio companies, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may only be able to sell such securities at a loss. The Fund may also find it more difficult to determine the fair market value of distressed securities for the purpose of computing the Fund’s net asset value. In some cases, the Fund may be prohibited by contract from selling investments for a period of time.

Non-Performing Debt. Certain debt instruments that the Fund may invest in may be or become nonperforming and possibly in default. The obligor or relevant guarantor may also be in or enter bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

Loans may become non-performing for a variety of reasons and borrowers on loans constituting the Fund’s assets may seek the protection afforded by bankruptcy, insolvency and other debtor relief laws. Upon a bankruptcy filing in a U.S. Bankruptcy Court by an issuer of debt, the U.S. Bankruptcy Code imposes an automatic stay on payments of such issuer’s pre-petition debt. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund. If a portfolio company were to file for Chapter 11 reorganization, the U.S. Bankruptcy Code authorizes the issuer to restructure the terms of repayment of a class of debt, even if the class fails to accept the restructuring, as long as the restructured terms are “fair and equitable” to the class and certain other conditions are met.

Such non-performing instruments or loans may also require a substantial amount of workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of principal. It is possible that the Fud may find it necessary or desirable to foreclose on collateral securing one or more loans purchased by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral assets and may result in disrupting ongoing management of the company. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

Nature of Mezzanine Debt and Other Junior Unsecured Securities. The Fund’s strategy may include acquiring mezzanine debt, which generally will be unrated or have ratings or implied or imputed ratings below investment grade, as well as loans or securities that are junior, unsecured, equity or quasi-equity instruments. Mezzanine debt or securities are generally unsecured and/or subordinated to other obligations of the portfolio company, and tend to have greater credit and liquidity risk than that typically associated with investment grade corporate obligations. The risks associated with mezzanine debt or equity investments include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions may adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt or equity investments are highly leveraged. As such, specific developments affecting such obligors, such as reduced cash flow from operations or the inability to refinance debt at maturity, may also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt or equity instruments are often issued in connection with leveraged acquisitions or recapitalizations in which the portfolio companies incur a substantially higher amount of indebtedness than the level at which they had previously operated.

Default rates for mezzanine debt and other junior unsecured securities have historically been higher than such rates for investment grade securities. If the Fund makes an investment that is not secured by collateral and if the portfolio company in question does not successfully reorganize, the Fund will have no assurance (as compared to those distressed securities investors that acquire only fully collateralized positions) that it will recover any of the principal that it has invested. While junior, unsecured, equity or quasi-equity investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of the particular investments. Moreover, the ability of the Fund to influence a portfolio company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, the Fund may not be able to take steps to protect its investments in a timely manner or at all and there can be no assurance that the return objectives of the Fund or any particular investment will be achieved. In addition, the debt securities in which the Fund may invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different portfolio company within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock, in each case, until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the portfolio company and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the portfolio company at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the portfolio company to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investing primarily in large private U.S. borrowers may limit the Fund’s ability to achieve high growth rates during times of economic expansion.

Investing primarily in originated assets made to large private U.S. borrowers may result in the Fund underperforming other segments of the market, particularly during times of economic expansion, because large private U.S. borrowers may be less responsive to competitive challenges and opportunities in the financial markets. As a result, the Fund’s value may not rise at the same rate, if at all, as other funds that invest in smaller market capitalization companies that are more capable of responding to economic and industrial changes.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and our portfolio company may not have sufficient assets to pay all equally ranking credit even if we hold senior, first-lien debt.

There could be circumstances in which the Fund may not be able to control the modification, waiver or amendment of the terms and conditions of a loan agreement if a sufficient number of the other lenders act contrary to the Fund’s preferences.

The terms and conditions of loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. The Fund and the Adviser would be expected to have the authority to negotiate any amendments or modifications to the portfolio investments that are loans, but even where they do not have any such authority, they may have the authority to give or withhold consent to amendments or modifications initiated and negotiated by portfolio companies or other lenders. Consequently, there could be circumstances in which the Fund may not be able to control the modification, waiver or amendment of the terms and conditions of a loan agreement if a sufficient number of the other lenders act contrary to the Fund’s preferences. If the Fund invests or holds an investment through participation interests or derivative securities rather than directly, it is possible that the Fund may not be entitled to vote on any such adjustment of terms of such agreements.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Fund will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Fund may, in accordance with its investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Fund will make such determinations in accordance with its investment management standards. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to file for bankruptcy, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to a borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder:

(i)	intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower,

(ii)	engages in other inequitable conduct to the detriment of such other creditors,

(iii)	engages in fraud with respect to, or makes misrepresentations to, such other creditors, or

(iv)

uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine. However, because of the nature of certain of the Fund’s investments, the Fund may be subject to claims from creditors of an obligor that debt obligations of which are held by the Fund should be equitably subordinated.

The preceding discussion regarding lender liability is based upon principles of U.S. federal and state laws. With respect to the Fund’s investments outside the United States, the laws of certain non-U.S. jurisdictions may also impose liability upon lenders or bondholders under factual circumstances similar to those described above, with consequences that may or may not be analogous to those described above under U.S. federal and state laws.

We generally will not control our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our ability to achieve our investment objective and the rate of return on invested capital. Because we may borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we may borrow funds and the rate at which we may invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Our debt investments may be based on floating interest rates, such as LIBOR, the Euro Interbank Offered Rate (“EURIBOR”), the Federal Funds Rate or the Prime Rate, that reset on a periodic basis, and that many of our investments will be subject to interest rate floors. A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations. In addition, our cost of funds likely will increase because the interest rates on the majority of amounts we may borrow are likely to be floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor.

Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Moreover, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect our business.

We may enter into certain hedging transactions, such as interest rate swap agreements, in an effort to mitigate our exposure to adverse fluctuations in interest rates and we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk or if we will enter into such interest rate hedges. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

We do not have a policy governing the maturities of our investments. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect our net asset value. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate.

To the extent that we make floating rate debt investments, a rise in the general level of interest rates would lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase in the amount of the incentive fee payable to the Adviser.

Any inaccuracy or incompleteness by a portfolio company or breach of covenants may adversely affect the valuation of the collateral underlying the loans or the ability of the lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment.

The Fund will seek to make or acquire portfolio investments having structural, covenant and other contractual terms providing adequate downside protection, but there can be no assurance that such attempts to provide downside protection with respect to its investments will achieve their desired effect, and, accordingly, potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Of paramount concern in making or acquiring a portfolio investment is the possibility of material misrepresentation or omission on the part of the portfolio investment seller, the portfolio company or other credit support providers, or breach of covenant by any such parties. Such inaccuracy or incompleteness or breach of covenants may adversely affect the valuation of the collateral underlying the loans or the ability of the lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment. The Fund will rely upon the accuracy and completeness of representations made by any such parties to the extent reasonable, but cannot guarantee such accuracy or completeness.

Additionally, of particular concern in portfolio investments in loans or other debt instruments is the possibility of material misrepresentation or omission on the part of the borrower or issuer of such debt instruments. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans, notes or bonds or may adversely affect the ability of the Fund to perfect or effectuate a lien on any collateral securing the investment. The Fund will rely upon the accuracy and completeness of representations made by borrowers or issuers of securities and their respective agents when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before we are so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The portfolio investments in which the Fund invests and Apollo’s portfolio companies will be subject to various laws for the protection of creditors in the jurisdictions of the portfolio companies concerned.

Differences in law may adversely affect the rights of the Fund as a lender with respect to other creditors. Additionally, the Fund, as a creditor, may experience less favorable treatment under different insolvency regimes than those that apply in the United States, including in cases where the Fund seeks to enforce any security it may hold as a creditor.

Limited amortization requirements may extend the expected weighted average life of the investment.

The Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate a portfolio company to repay the loan out of asset sale proceeds or with annual excess cash flow, repayment requirements may be subject to substantial limitations that would allow a portfolio company to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that the portfolio company will not be able to repay or refinance the loans held by the Fund when it matures.

Economic recessions or downturns could impair our portfolio companies and adversely affect our operating results.

The companies in which we intend to invest may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, in past periods of instability, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. In addition, continued uncertainty surrounding the negotiation of trade deals between Britain and the European Union following the United Kingdom’s exit from the European Union and uncertainty between the United States and other countries, including China, with respect to trade policies, treaties, and tariffs, among other factors, have caused disruption in the global markets. There can be no assurance that market conditions will not worsen in the future.

In an economic downturn, we may have non-performing assets or non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured debt. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and NAV. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and adversely affect our operating results.

Implementation of the Fund’s strategy is dependent in part on market dislocation impacting the global credit markets.

Implementation of the Fund’s investment strategy will depend, in part, on the extent to which the global credit markets continue to experience disruption, liquidity shortages and financial instability. Prolonged disruption may prevent the Fund from advantageously realizing on or disposing of its investments. A further economic downturn could adversely affect the financial resources and credit quality of the underlying portfolio companies of any debt instruments in which the Fund may invest and result in the inability of such borrowers to make principal and interest payments on, or refinance, outstanding debt when due. In the event of such defaults, the Fund may suffer a partial or total loss of capital invested in such companies, which would, in turn, have an adverse effect on the Fund’s returns. Any such defaults may have an adverse effect on the Fund’s investments. Such marketplace events also may restrict the ability of the Fund to sell or liquidate investments at favorable times or for favorable prices (although such marketplace events may not foreclose the Fund’s ability to hold such investments until maturity). Further, the Fund’s investment strategy may be impacted in part by changes in the conditions in the global financial markets generally and credit markets specifically. In the event of a further market deterioration, the value of the Fund’s investments may not appreciate as projected or may suffer a loss.

A covenant breach or other default by our portfolio companies may adversely affect our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Loans to private companies involve risks that may not exist in the case of more established and/or publicly traded companies.

These risks include the risk that:

•

these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors, such as the Fund, dependent on any guarantees or collateral that they may have obtained;

•

these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render such companies more vulnerable to competition and market conditions, as well as general economic downturns;

•	there will not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality;

•

these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations;

•

these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position; and

•	these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.

We intend to invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns.

Fourth, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser would typically assess an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser to make different investment decisions than it may have made with more complete information. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

Our investments in securities or assets of publicly-traded companies are subject to the risks inherent in investing in public securities.

We may invest a portion of our portfolio in publicly-traded assets. For example, it is not expected that we will be able to negotiate additional financial covenants or other contractual rights, which we might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, we will be subject to U.S. federal and state securities laws, as well as non-U.S. securities laws, that may, among other things, restrict or prohibit our ability to make or sell an investment. Moreover, we may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, we may be limited in its ability to make investments and to sell existing investments in public securities because the Firm may be deemed to have material, non-public information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect our investment results. In addition, an investment may be sold by us to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up periods.

A lack of liquidity in certain of our investments may adversely affect our business.

We intend to invest in certain companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.

Our investments may include original issue discount and payment-in-kind instruments.

To the extent that we invest in original issue discount or payment-in-kind (“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•

the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

•

original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

•

an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Adviser’s future base management fees which, thus, increases the Adviser’s future income incentive fees at a compounding rate;

•

market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•

even if the conditions for income accrual under accounting principles generally accepted in the United States (“GAAP”) are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•

the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC; and

•	original issue discount may create a risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.

The prices of the debt instruments and other securities in which we invest may decline substantially.

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale, if applicable. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests.

We may enter into a TRS agreement that exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.

We may enter into repurchase agreements.

Subject to our investment objective and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

We may enter into securities lending agreements.

We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Advisory Agreement, will invest the Fund’s cash collateral in accordance with the Fund’s investment objectives and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received only in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.

Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage. See “Risk Factors— Risks Related to Debt Financing.”

We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in over-the-counter markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity. This risk will be more acute when interest rates decrease, as we may be unable to reinvest at rates as favorable as when we made our initial investment.

Technological innovations and industry disruptions.

Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that will compete with the Fund and/ or its investments or alter the market practices the Fund’s strategy has been designed to function within and depend on for investment returns. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments.

Syndication of Co-Investments.

From time to time, the Fund may make an investment with the expectation of offering a portion of its interests therein as a co-investment opportunity to third-party investors. There can be no assurance that the Fund will be successful in syndicating any such co-investment, in whole or in part, that the closing of such co-investment will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by the Fund with respect to any such syndication will not be substantial. In the event that the Fund is not successful in syndicating any such co-investment, in whole or in part, the Fund may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors as originally anticipated could significantly reduce the Fund’s overall investment returns.

To the extent we invest in middle market companies, investments in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in middle market companies involve the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that middle market companies:

•

may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;

•

have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, Trustees and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Risks Related to the Adviser and Its Affiliates; Conflicts of Interest

The Adviser and its affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

The Adviser and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Adviser an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first calendar day of the applicable month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns. See “Certain Relationships and Related Party Transactions.”

We may be obligated to pay the Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Advisory Agreement entitles the Adviser to receive Pre-Incentive Fee Net Investment Income Returns regardless of any capital losses. In such case, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

In addition, any Pre-Incentive Fee Net Investment Income Returns may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

There may be conflicts of interest related to obligations that the Adviser’s senior management and Investment Team have to Other Clients.

The members of the senior management and Investment Team of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to Other Clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we will rely on the Adviser to manage our day-to-day activities and to implement our investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, the Adviser, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of its affiliated equipment funds. The Adviser and its officers and employees will devote only as much of its or their time to our business as the Adviser and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

We rely, in part, on the Adviser to assist with identifying investment opportunities and making investment recommendations to the Adviser. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate. See “Certain Relationships and Related Party Transactions.”

The time and resources that individuals employed by the Adviser devote to us may be diverted and we may face additional competition due to the fact that individuals employed by the Adviser are not prohibited from raising money for or managing other entities that make the same types of investments that we target.

The Adviser and individuals employed by the Adviser are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may participate in certain transactions originated by the Adviser or its affiliates under our exemptive relief from the SEC that allows us to engage in co-investment transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate. Affiliates of the Adviser, whose primary business includes the origination of investments or investing in non-originated assets, engage in investment advisory business with accounts that compete with us. See “Certain Relationships and Related Party Transactions.”

Our shares may be purchased by the Adviser or its affiliates.

The Adviser and its affiliates expect to purchase our shares. The Adviser and its affiliates will not acquire any shares with the intention to resell or re-distribute such shares. The purchase of shares by the Adviser and its affiliates could create certain risks, including, but not limited to, the following:

•	the Adviser and its affiliates may have an interest in disposing of our assets at an earlier date so as to recover their investment in our shares; and

•	substantial purchases of shares by the Adviser and its affiliates may limit the Adviser’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf.

The Adviser relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.

Our future success depends, to a significant extent, on the continued services of the officers and employees of the Adviser or its affiliates. The loss of services of one or more members of the Adviser’s management team, including members of Apollo’s investment committee (the “Investment Committee”), could adversely affect our financial condition, business and results of operations. The Adviser does not have an employment agreement with any of these key personnel and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or the Adviser. Further, we do not intend to separately maintain key person life insurance on any of these individuals.

The compensation we pay to the Adviser will be determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.

The Advisory Agreement will not be entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of compensation we pay the Adviser may be less favorable to us than they might have been had an investment advisory agreement been entered into through arm’s-length transactions with an unaffiliated third party.

The Intermediary Manager’s influence on this offer gives it the ability to increase the fees payable to the Adviser.

The Adviser is paid a base management fee calculated as a percentage of our net assets and unrelated to net income or any other performance base or measure. The Intermediary Manager, an affiliate of the Adviser will be incentivized to raise more proceeds in this offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the base management fee payable to the Adviser.

Because the Intermediary Manager is an affiliate of Apollo, you will not have the benefit of an independent review of this prospectus customarily performed in underwritten offerings.

The Intermediary Manager is an affiliate of Apollo and will not make an independent review of us or the offering. Accordingly, you will have to rely on your own broker to make an independent review of the terms of this offering. If your broker does not conduct such a review, you will not have the benefit of an independent review of the terms of this offering. Further, the due diligence investigation of us by the Intermediary Manager cannot be considered to be an independent review and, therefore, may not be as meaningful as a review conducted by an unaffiliated broker-dealer or investment banker. You will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to publicly traded companies.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in Qualifying Assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in Qualifying Assets could result in our failure to maintain our status as a BDC.

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act described as “qualifying” assets, (“Qualifying Assets”) unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are Qualifying Assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not Qualifying Assets. Conversely, if we fail to invest a sufficient portion of our assets in Qualifying Assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined under the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage meets the threshold set forth in the 1940 Act immediately after each such issuance. The 1940 Act currently requires an asset coverage of at least 150% (i.e., the amount of debt may not exceed two-thirds of the value of our assets). Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately-owned competitors, which may lead to greater shareholder dilution.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our shares at a price per share, after deducting selling commissions, that is below our NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our shares, or warrants, options or rights to acquire our shares, at a price below the current NAV of our shares if our Board of Trustees, including our independent Trustees, determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, as well as those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of our Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Trustees. However, we may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between our interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in our best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments) with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, Trustees, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Adviser, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We have obtained exemptive relief from the SEC that allows us to engage in co-investment transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to create and maintain a broad portfolio of investments and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified investment company, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code.

Risks Related to Debt Financing

When we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser.

We expect to use leverage to finance our investments. The amount of leverage that we employ will depend on the Adviser’s and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board of Trustees, a majority of whom are independent Trustees with no material interests in such transactions.

Although borrowings by the Fund have the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such borrowing may provide that during the continuance of a default under such borrowing, the interests of the investors may be subordinated to such borrowing.

We may default under our credit facilities.

In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets which constitute collateral, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Provisions in a credit facility may limit our investment discretion.

A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.

In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income.

We may form one or more CLOs, which may subject us to certain structured financing risks.

To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a “non-qualifying” portfolio investment for purposes of the 1940 Act.

If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The manager for a CLO that we create may be the Fund, the Adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate the Adviser or the affiliate for such services, we, the Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its shareholders) or any affiliate.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To obtain and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

We may be impacted by loan origination regulation.

The Fund intends to engage in originating, lending and/or servicing loans, and may therefore be subject to state and federal regulation, borrower disclosure requirements, limits on fees and interest rates on some loans, state lender licensing requirements and other regulatory requirements in the conduct of its business as they pertain to such transactions. The Fund may also be subject to consumer disclosures and substantive requirements on consumer loan terms and other federal regulatory requirements applicable to consumer lending that are administered by the Consumer Financial Protection Bureau and other applicable regulatory authorities. These state and federal regulatory programs are designed to protect borrowers.

Some of our investments may be subject to corporate-level income tax.

We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

Our portfolio investments may present special tax issues.

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

Risks Related to an Investment in the Shares

If we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, our expenses may be higher relative to our total assets, and the value of your investment in us may be reduced in the event our assets under-perform.

Amounts that we raise may not be sufficient for us to purchase a broad portfolio of investments. To the extent that less than the maximum number of Common Shares is subscribed for, the opportunity for us to purchase a broad portfolio of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base. If we are unable to raise substantial funds, we may not achieve certain economies of scale and our expenses may represent a larger proportion of our total assets.

We may have difficulty sourcing investment opportunities.

We have not identified the potential investments for our portfolio that we will acquire after breaking escrow. We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. In addition, privately-negotiated investments in loans and illiquid securities of large private U.S. borrowers require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our Adviser will select our investments subsequent to this offering, and our shareholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares. To the extent we are unable to deploy all investments, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

Risks related to the Warehousing Transaction

We may not be able to consummate or realize the anticipated benefits from the Warehousing Transaction. Under the Warehousing Transaction, we have agreed to purchase assets from the warehouse provider at prices based on cost plus adjustments or fees designed to compensate the warehouse provider for holding the assets before we purchase them from it. As a result, we will pay additional cost in connection with acquiring assets through the warehouse compared to purchasing them directly.

Purchases of assets from the warehouse provider would be at prices determined under the Warehousing Transaction regardless of the assets’ market prices at the time of acquisition. As a result, we may pay more or less than the current market value of such assets when we acquire them. We may purchase such assets even if they are in default.

We may not be able to raise sufficient funds to purchase the assets in the Warehousing Transaction. If we purchase some of the assets in the Warehousing Transaction, we will impose on ourselves a requirement to purchase all of the assets in the Warehousing Transaction, and we will treat our forward obligation to purchase the remaining assets as subject to the asset coverage requirements set forth in Sections 18 and 61 of the 1940 Act. In order to ensure that we are able to purchase all of the assets, the Adviser has agreed to provide us with a capital infusion to purchase any remaining assets prior to the expiry of the Facility Agreement, if necessary. If such capital infusion comes in the form of unsecured debt, it will be at then current market rates, which may be at a rate higher than that charged by the Financing Provider. Additionally, even if we have sufficient funds to purchase the assets in the Warehousing Transaction, we may not have sufficient funds to make other investments. We may also borrow to obtain funds necessary to purchase assets from the Warehousing Transaction. See “Investment Objectives and Strategies—Warehousing Transaction.”

We may have difficulty paying distributions and the tax character of any distributions is uncertain.

We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the Board of Trustees in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions (particularly during the early stages of our operations) or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this Registration Statement. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, if we enter into a credit facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.

Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a shareholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which could constitute a return of shareholders’ capital and will lower such shareholders’ tax basis in our shares, which may result in increased tax liability to shareholders when they sell such shares.

An investment in our shares will have limited liquidity.

Our shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their shares. Shareholders must be prepared to bear the economic risk of an investment in our shares for an extended period of time.

Certain investors will be subject to 1934 Act filing requirements.

Because our Common Shares will be registered under the 1934 Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, our shareholders who hold more than 10% of a class of our shares may be subject to Section 16(b) of the 1934 Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.

Special considerations for certain benefit plan investors.

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and the Plan Asset Regulations. In this regard, until such time as all classes of our Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to limit investment in each class of our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares (within the meaning of the Plan Asset Regulations).

If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any shareholder that is a “benefit plan investor” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the “benefit plan investor” any profit realized on the transaction and (ii) reimburse the Covered Plan for any losses suffered by the “benefit plan investor” as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The Fiduciary of a “benefit plan investor” who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to a “benefit plan investor” that is an individual retirement account (an “IRA”) that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Until such time as all the classes of our Common Shares constitute “publicly traded securities” within the meaning of the Plan Asset Regulations, we have the power to (a) exclude any shareholder or potential shareholder from purchasing our Common Shares; (b) prohibit any redemption of our Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

Prospective investors should carefully review the matters discussed under “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Fund.

No shareholder approval is required for certain mergers.

The Independent Trustees may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the 1940 Act, such mergers will not require shareholder approval so you will not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund. These mergers may involve funds managed by affiliates of Apollo. The Independent Trustees may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.

Shareholders may experience dilution.

All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our Common Shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

Holders of our Common Shares will not have preemptive rights to any shares we issue in the future. Our charter allows us to issue an unlimited number of Common Shares. After you purchase Common Shares in this offering, our Board of Trustees may elect, without shareholder approval, to:

(1)	sell additional shares in this or future public offerings;

(2)	issue Common Shares or interests in any of our subsidiaries in private offerings;

(3)	issue Common Shares upon the exercise of the options we may grant to our independent directors or future employees; or

(4)	subject to applicable law, issue Common Shares in payment of an outstanding obligation to pay fees for services rendered to us.

To the extent we issue additional Common Shares after your purchase in this offering, your percentage ownership interest in us will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of our shares or their interests in the underlying assets held by our subsidiaries.

Investing in our shares involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The NAV of our shares may fluctuate significantly.

The NAV and liquidity, if any, of the market for our shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of either of our adviser or certain of its respective key personnel;

•	general economic trends and other external factors;

•	loss of a major funding source; and

•	the length and duration of the COVID-19 outbreak in the U.S. as well as worldwide and the magnitude of the economic impact of that outbreak.

ESTIMATED USE OF PROCEEDS

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase plan. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 60 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

We estimate that we will incur approximately $6.77 million of offering and organizational expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.14% of the gross proceeds, assuming maximum gross proceeds of $5,000,000,000. The Adviser has agreed to advance all of our organization and offering expenses on our behalf through the date on which we break escrow for this offering. Unless the Adviser elects to cover such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement we have entered into with the Adviser, we will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for this offering. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

The following tables sets forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering, or 200,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. The table below assumes that shares are sold at the current offering price of $25.00 per share. Such amount is subject to increase or decrease based upon our NAV per share.

The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $5,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $1,666,666,667 in Class S Shares
Gross Proceeds(1)	$1,666,666,667	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,255,500	0.14%

Net Proceeds Available for Investment	$1,664,411,167	99.86%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $1,666,666,667 in Class D Shares
Gross Proceeds(1)	$1,666,666,667	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,255,500	0.14%

Net Proceeds Available for Investment	$1,664,411,167	99.86%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $1,666,666,667 in Class I Shares
Gross Proceeds(1)	$1,666,666,666	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,255,500	0.14%

Net Proceeds Available for Investment	$1,664,411,167	99.86%

(1)

We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)

No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. We will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to FINRA limitations on underwriting compensation:

•	For Class S shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and

•	For Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The total amount that will be paid over time for shareholder servicing and/or distribution fees depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following:

(i)	a listing of Class I shares,

(ii)	our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or

(iii)

the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution.”
(3)

The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

PLAN OF OPERATION

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on December 4, 2020, we are externally managed by the Adviser, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Adviser is registered as investment adviser with the SEC. We also intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code.

Under our Advisory Agreement, we have agreed to pay the Adviser an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we have agreed to reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

We invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. While most of our investments will be in private U.S. companies (subject to compliance with BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other non-U.S. companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Most of our investments will be in private U.S. companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest to some extent in European and other non-U.S. companies, but do not expect to invest in emerging markets. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Apollo funds. From time to time, we may co-invest with other Apollo funds. See “Regulation—Exemptive Relief.”

To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors—Risk Related to Debt Financing.” To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. See “Risk Factors—Risks Related to Debt Financing—We may form one or more CLOs, which may subject us to certain structured financing risks.”

See “Investment Objectives and Strategies” for more information about our investment strategies. Our investments are subject to a number of risks. See “Risk Factors.”

Revenues

We plan to generate revenue in the form of interest income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:

1)    investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Advisory Agreement;

2)    the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer, chief legal officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any personnel of Apollo or any of its affiliates providing non-investment related services to the Fund; and

3)    all other expenses of the Fund’s operations, administrations and transactions including, without limitation, those relating to:

(i)    organization and offering expenses associated with this offering (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating intermediaries, reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s escrow agent and transfer agent, fees to attend retail seminars sponsored by participating intermediaries and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee);

(ii)    all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by Apollo), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board of Trustees, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative and accounting services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection such services (including overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board of Trustees, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services of the same skill and expertise);

(iii)    the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation services;

(iv)    the cost of effecting any sales and repurchases of the Common Shares and other securities;

(v)    fees and expenses payable under any intermediary manager and selected intermediary agreements, if any;

(vi)    interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;

(vii)    all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;

(viii)    costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(ix)    costs of derivatives and hedging;

(x)    expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;

(xi)    expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser to the extent such expenses relate to attendance at meetings of the Board of Trustees or any committees thereof;

(xii)    all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;

(xiii)    the allocated costs incurred by the Administrator in providing managerial assistance to those portfolio companies that request it;

(xiv)    all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);

(xv)    investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Adviser or its affiliates) reasonably necessary and/or

(xvi)    advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of Apollo as lessor in connection therewith));

(xvii)    transfer agent, dividend agent and custodial fees;

(xviii)    fees and expenses associated with marketing efforts;

(xix)    federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;

(xx)    independent trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent trustees;

(xxi)    costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

(xxii)    all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);

(xxiii)    the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;

(xxiv)    proxy voting expenses;

(xxv)    costs associated with an exchange listing;

(xxvi)    costs of registration rights granted to certain investors;

(xxvii)    any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

(xxviii)    all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;

(xxix)    all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;

(xxx)    the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a BDC;

(xxxi)    costs associated with individual or group shareholders;

(xxxii)    fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

(xxxiii)    direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;

(xxxiv)    all fees, costs and expenses of winding up and liquidating the Fund’s assets;

(xxxv)    extraordinary expenses (such as litigation or indemnification);

(xxxvi)    all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;

(xxxvii)    costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

(xxxviii)    costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors; and

(xxxix)    all other expenses incurred by the Administrator in connection with administering the Fund’s business.

With respect to (i) above, the Adviser has agreed to advance all of our organization and offering expenses on our behalf through the date on which we break escrow for this offering. Unless the Adviser elects to cover such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement we have entered into with the Adviser, we will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for this offering. See “—Expense Support and Conditional Reimbursement Agreement.” Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders, subject to the cap on organization and offering expenses described above.

Expense Support and Conditional Reimbursement Agreement

We have entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. The Adviser may elect to pay certain of our expenses on our behalf

(each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” Available Operating Funds means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any month will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by us at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by our net assets.

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

Financial Condition, Liquidity and Capital Resources

We expect to generate cash primarily from (i) the net proceeds of the this offering, (ii) cash flows from our operations, (iii) any financing arrangements we may enter into in the future and (iv) any future offerings of our equity or debt securities. Immediately after we meet our minimum offering requirement pursuant to this offering or any private placement, gross subscription funds will total at least $100 million, which will be available to us immediately upon commencing operations. Once our minimum offering requirement has been met, we intend to sell our shares on a continuous basis at a per share price equal to the then-current NAV per share.

Our primary uses of cash will be for (i) investments in portfolio companies and other investments, (ii) the cost of operations (including paying the Adviser and the Administrator), (iii) cost of any borrowings or other financing arrangements and (iv) cash distributions to the holders of our shares.

Net Worth of Sponsors

The NASAA, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and Adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements after the commencement of operations.

Fair Value Measurements

The Fund is required to report its investments for which current market values are not readily available at fair value. The Fund values its investments in accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See “Determination of Net Asset Value” for more information on how we value our investments.

Revenue Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

PIK Income

The Fund may have loans in its portfolio that contain PIK provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Fund’s statement of operations. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through interest income. To maintain the Fund’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.

Dividend Income

Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Fee Income

The Fund may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication fees as well as fees for managerial assistance rendered by the Fund to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Distributions

To the extent that the Fund has taxable income available, the Fund intends to make monthly distributions to its shareholders. Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of our Board of Trustees and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time.

Income Taxes

The Fund has elected to be treated as a BDC under the 1940 Act. The Fund also intends to elect to be treated as a RIC under the Code. So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s investors and would not be reflected in the financial statements of the Fund.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

To qualify for and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.

In addition, based on the excise tax distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed.

Contractual Obligations

We have entered into the Advisory Agreement with the Adviser to provide us with investment advisory services and the Administration Agreement with the Administrator to provide us with administrative services. Payments for investment advisory services under the Advisory Agreements and reimbursements under the Administration Agreement are described in “Advisory Agreement and Administration Agreement.”

We intend to establish one or more credit facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over LIBOR. We cannot assure shareholders that we will be able to enter into a credit facility on favorable terms or at all. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not expect to have any off-balance sheet financings or liabilities.

Warehousing Transaction

We entered into multiple warehousing transactions whereby we agreed, subject to certain conditions, to purchase certain assets from parties unaffiliated with the Adviser. Such warehousing transactions were designed to assist us in deploying capital upon receipt of subscriptions. For additional information related to our warehousing transactions, see “Investment Objectives and Strategies—Warehousing Transaction.”

Quantitative and Qualitative Disclosures About Market Risk

Uncertainty with respect to the economic effects of the COVID-19 outbreak has introduced significant volatility in the financial markets, and the effect of the volatility could materially impact our market risks, including those listed above. We will be subject to financial market risks, including changes in interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the variable rate investments we may hold and to declines in the value of any fixed rate investments we may hold. A rise in interest rates would also be expected to lead to higher cost on our floating rate borrowings. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations.

We plan to invest primarily in illiquid debt securities of private companies. Most of our investments will not have a readily available market price, and we will value these investments at fair value as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board in accordance with our valuation policy. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. See “Determination of Net Asset Value.”

We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. We may also borrow funds in local currency as a way to hedge our non-U.S. denominated investments.

INVESTMENT OBJECTIVES AND STRATEGIES

We were formed on December 4, 2020, as a Delaware statutory trust. We were organized to invest primarily in originated loans and other securities, including syndicated loans, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in EBITDA.

After filing this Registration Statement, we will file an election to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated as soon as reasonably practical, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. While most of our investments will be in private U.S. companies (subject to compliance with BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other non-U.S. companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Our investment strategy is expected to capitalize on Apollo’s scale and reputation in the market as an attractive financing partner to acquire our target investments at attractive pricing. We also expect to benefit from Apollo’s reputation and ability to transact in scale with speed and certainty, and its long-standing and extensive relationships with private equity firms that require financing for their transactions.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio in “non-qualifying” portfolio investments, such as investments in non-U.S. companies.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act; which currently allows us to borrow up to a 2:1 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors—Risk Related to Debt Financing.”

We expect to pay regular monthly distributions commencing with the first full calendar quarter after the escrow period concludes. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our investments are subject to a number of risks. See “Risk Factors.”

The Adviser and the Administrator

The Fund’s investment activities will be managed by Apollo Credit Management, LLC, an investment adviser registered with the SEC under the Advisers Act. Our Adviser will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

Apollo Credit Management, LLC, as our Administrator, will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

The Adviser is an affiliate of Apollo and is led by substantially the same investment personnel as Apollo. As such, our Adviser has access to the broader resources of Apollo, subject to Apollo’s policies and procedures regarding the management of conflicts of interest.

Apollo is a longstanding and leading global alternative asset manager with approximately $456 billion of AUM as of December 31, 2020. Apollo operates its three primary business segments, private equity, credit and real assets, in a fully integrated manner, which Apollo believes is distinct from other comparable alternative investment managers. By collaborating across disciplines, with each business unit contributing to, and drawing from, Apollo’s shared information and experience, Apollo believes the Fund is well-positioned to invest across asset classes. Apollo has developed what it believes to be a differentiated approach to credit investing that allows it to adapt to changing market environments and to source what it believes to be attractive risk-adjusted investment opportunities in both expansionary and recessionary environments. Apollo’s differentiated investment strategy requires a willingness and strength of conviction to go “against the grain” of what other investors may be doing, and a desire and ability to tackle transaction complexity in a variety of forms. Apollo believes that its experience has shown that complexity, whether in the form of business, regulatory or legal complexity, can obscure a company or an investment’s inherent value. By pursuing what Apollo believes to be complex transactions that other investors either are not willing to undertake or do not possess the skill set to understand, Apollo believes it has been able to find opportunities where competition is limited, in turn, generating attractive risk-adjusted returns. The Adviser draws upon Apollo’s more than 30 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

Our objective is to bring Apollo’s leading credit investment platform to the non-exchange traded BDC industry.

Market Opportunity

Apollo believes there is an opportunity to lend to large private U.S. borrowers who cannot or do not want to access the broadly syndicated loan market or are too big for the private middle market. Apollo believes that a confluence of secular and cyclical changes is giving rise to unmet demand for scaled direct origination solutions among large corporate borrowers. The robust growth in private credit following the GFC has given rise to the formation of hundreds of private lenders and origination platforms, primarily focused on the competitive middle market, sponsor-backed channel. We believe the influx of capital has led to the degradation of lending standards and credit quality have come to mirror that of the broadly syndicated loan market, resulting in exposure to late cycle market risks. Nonetheless, Apollo believes the conditions that sustained the rapid growth in private credit are still at play today and are migrating toward larger corporate issuers. Banks’ regulations and reduced risk appetite continue to restrict access to efficient financing solutions. The broadly syndicated loan market also continues to exhibit late cycle behavior, further threatening its viability in a distress scenario. Moreover, private equity continues to grow unabated as scaled alternative funding solutions enable companies to stay private longer, a dynamic that is beginning to take hold in credit markets.

In addition to investing in senior secured loans generally, we believe that the Fund’s investment strategy represents a differentiated approach to private credit investing and seeks to provide investors with attractive, downside-protected returns. More specifically, Apollo believes that the following characteristics distinguish the Fund as a compelling investment opportunity.

Significant Current Market Opportunity. Today, there is $2.6 trillion of loans outstanding to large corporate borrowers (both public and private), of which private credit lenders make up only 3%. This is compared to a 16% penetration rate in the $1.2 trillion middle market loan market and a 33% penetration rate in the $400 billion small corporate loan market. (Source: Bank of America Merrill Lynch as of September 2019.) There is currently a dearth of available alternative financing solutions for large corporate issuers outside of the broadly syndicated debt markets, yet a growing demand for streamlined financing solutions irrespective of the market environment. Further, Apollo believes that the current market conditions and uncertain economic backdrop have expanded and accelerated the large corporate direct lending opportunity. Markets face what Apollo believes will be an extended recovery that will progress in phases and be prone to periods of volatility. Broadly syndicated debt markets are highly sensitive to market conditions, and as with prior periods of volatility, the recent crisis related to COVID-19 has led financing markets to recoil, restricting banks’ ability to provide funding to many large corporate issuers. Apollo believes this will enable the Fund to secure favorable pricing and more rigorous structural protections and driving value for the benefit of the Fund. Apollo believes that this opportunity is only accessible to scaled alternative asset managers with significant relationships and cycle-tested investing expertise, and that the Fund is therefore well-positioned to capitalize on the growing opportunity set.

Proprietary Sourcing Engine Provides a Significant Barrier to Entry. Across its global platform, Apollo has found that deal flow is often driven by relationships, and that having a strong reputation and an established network can ultimately lead to exclusive investment opportunities. Apollo believes that the Fund will benefit from the expansive networks that have been cultivated by both Apollo’s Private Equity and Credit businesses over the past 30 years. Apollo’s leading private equity franchise has a deep bench of investment professionals and operating executives who have established strong and long-lasting relationships with industry executives and leading management teams. Through Apollo private equity funds’ ownership of over 150 portfolio companies since inception, Apollo has established deep understanding across a variety of businesses, which we believe will enable us to uncover idiosyncratic opportunities, including in out-of-favor industries. At the same time, the scale and breadth of the Apollo Credit platform is expected to be the primary sourcing engine for the Fund. Apollo Global Corporate Credit (“GCC”) oversees over 900 credit relationships and its managed funds are current lenders to approximately 750 companies worldwide. As a result, members of the GCC team are in frequent dialogue with management teams and intermediaries, enabling visibility into a given company’s financing needs as well as opportunities to organically grow existing lending relationships. Apollo believes that its ability to leverage its incumbency to source deals directly with large corporate borrowers creates a meaningful barrier to entry, especially given that we believe direct lending managers primarily rely on the sponsor-backed channel to source opportunities. We believe our deep relationships across both corporate and sponsors will allow us to create a differentiated portfolio. Today, Apollo funds own over $20 billion in loans to portfolio companies of Apollo’s top 30 sponsors as of December 31, 2020. Additionally, Apollo-managed CLOs and CLOs managed by Redding Ridge Asset Management LLC and its affiliates, a CLO manager established by Apollo, have over $18 billion in outstanding CLOs to 1,500 issuers as of December 31, 2020, further broadening Apollo’s global lending footprint. Importantly, Apollo’s credit business is one of the largest lending counterparties to Wall Street, having traded approximately $95 billion in 2020 alone . This level of trading volume often results in Apollo being provided with an early or first look from the dealer community, which Apollo believes will put the Fund in a position to access challenged syndications at attractive terms during periods of volatility. Through these various touchpoints, Apollo has established a combination of robust networks and proprietary relationships that it believes will enable the Fund to source highly attractive opportunities, often on a proprietary basis.

Apollo’s Status as a Preferred Lending Counterparty. Apollo has developed a reputation as a differentiated lending partner due to its scale and ability to design creative capital solutions across capital structures, particularly in complex situations. Apollo believes that the Fund will be able to underwrite and commit to large transactions, streamlining the execution process for borrowers and enabling them to only interface with a single counterparty, due to the breadth and scale of Apollo’s capital base, which for this purpose includes numerous long-standing co-investment relationships and syndication capabilities with credit market investors. Apollo’s scale is augmented by Apollo Global Securities, LLC (“AGS” or the “Intermediary Manager”), Apollo’s affiliated broker-dealer and our intermediary manager, which, leveraging its targeted approach and close relationships with large institutional investors, has syndicated approximately $15 billion of debt since 2016. Being the sole or primary lender in size also facilitates alignment and a partnership mentality that is differentiated from traditional lending relationships. Additionally, our underwriting and structuring ability coupled with company and sector-specific insights across the Apollo platform is expected to enable Apollo to embrace complexity and provide bespoke capital solutions tailored to borrowers’ unique financing needs, including greater certainty of funding at specified terms or within compressed timetables. Apollo believes that the Fund augments Apollo’s ability to leverage its reputation as a preferred lending partner to selectively source proprietary opportunities in large corporate direct lending. Based on our experience in the large corporate direct lending market, we believe that the Fund has an advantage in its ability to provide capital in scale with greater certainty of closing as well as to deliver strategic partner-like benefits.

Focus on Downside Protection. Consistent with Apollo’s value-orientation, the Fund intends to take a conservative investment approach, employing a rigorous, bottom-up, private equity-style underwriting, coupled with detailed transaction structuring to mitigate risk. Apollo has significant structuring experience and believes the Fund will be able to leverage the Apollo Credit platform’s incumbency and status as a preferred lending partner to bilaterally negotiate highly structured, senior secured loans that are tailored to address the unique risks of a given corporate borrower. The Fund intends to invest primarily in senior term loans that, coupled with robust covenant packages restricting incremental debt incurrence and restricted payments, are intended to provide downside protection in the form of a priority, undiluted claim on underlying collateral. Apollo believes that due to the Apollo’s in-house experience with its managed funds investing across the capital structure, the Fund will be able to consider investment structures that are different, and oftentimes more complex, than other investors.

High Degree of Credit Selectivity. Apollo believes that credit selectivity in every market environment is a critical driver of performance. By virtue of our value-driven investment approach emphasizing downside protection, Apollo’s GCC business has experienced a 0.1% annual average default rate, as compared to a 2.9% annual average default rate within the broader leveraged loan market. Even in an event of default, Apollo’s GCC business has seen substantially higher recovery rates as compared to the broader market, experiencing a 73% recovery rate as compared to 61% for the broader leveraged loan market. Given the size of the market opportunity in large corporate direct lending, Apollo believes that the Fund is well-positioned to exercise quality credit selection in any market environment.

Strong Alignment with Apollo-affiliated Capital. Apollo has structured the Fund such that the Fund and Apollo-affiliated capital will generally be aligned, leveraging the same monitoring and risk management capabilities within Apollo’s credit business and, except as described below, owning the same loans at the same price. Apollo-affiliated capital includes Apollo-managed funds and accounts, Apollo employee commitments and commitments from Apollo.

Strong Apollo Sponsorship and Integrated Business Model. Apollo operates its global franchise as an integrated investment platform with each of private equity, credit and real assets contributing to and drawing from Apollo’s information and experience, thereby providing investment opportunities and intellectual capital to all of its businesses. In the process of screening, executing and monitoring investments across businesses, Apollo has developed valuable relationships with well-regarded sponsors, leading management teams, consultants and other intermediaries, which further drives high-quality deals and thoughtful insights during the investment process. Apollo believes the Fund will benefit from the wealth of knowledge, experience and capabilities across asset classes, industries and geographies at Apollo, which will widen the Fund’s lens and enable the Fund team to more successfully source, diligence and manage opportunities across market cycles.

The Board of Trustees

Overall responsibility for the Fund’s oversight rests with the Board of Trustees. We have entered into the Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board of Trustees is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Adviser will keep the Board of Trustees well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board of Trustees information with additional information as the Board of Trustees may, from time to time, request. The Board of Trustees is currently composed of five members, four of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.

Investment Selection

The Fund employs a sophisticated and disciplined approach with respect to sourcing, evaluating and executing prospective investments, consistent with how Apollo manages its funds’ investments across the firm. Our process is defined by an emphasis on meaningful downside protection and the preservation of capital, which we will seek to achieve through extensive private equity-style due diligence, asset-level and market environment analysis, a systematic approach to identifying risk and structuring and a hands-on approach to driving value and managing investments throughout the ownership period. In this process, the Fund will leverage the collective knowledge and resources of Apollo’s GCC team as well as Apollo’s integrated platform more broadly.

Idea Generation and Sourcing. Across its global platform, Apollo has found that deal flow is often driven by relationships and that having a strong reputation and an established network can ultimately lead to exclusive investment opportunities. The Fund expects to benefit from the expansive networks that have been cultivated by both Apollo’s private equity and credit businesses over the past 30 years. Apollo’s leading private equity franchise has a deep bench of investment professionals and operating executives who have established strong relationships with industry executives and leading management teams. Through Apollo private equity funds’ ownership of over 150 portfolio companies since inception, Apollo has established deep sector experience in nine core industries, which we believe will enable the Fund to uncover idiosyncratic opportunities in out-of-favor industries. At the same time, the scale and breadth of the Apollo credit platform will be the primary sourcing engine for the Fund. The Fund will be led by a team of experienced investment professionals (i) within the Apollo Credit Platform (the “Fund Investment Team”) and (ii) who are designated as employees or registered representatives of AGS and/or Apollo Global Funding, LLC (“AGF”) (the “Fund Syndication Team,” and together with the Fund Investment Team, the “Credit Team”). The Fund Investment Team has deep industry knowledge and extensive experience in deal structuring, and the separate debt advisory, capital markets, structuring, syndication and similar services provided by the Fund Syndication Team are expected to complement and be “additive” to the customary investment management services provided by the Fund Investment Team.

With an extensive team of experienced investment professionals, including seasoned portfolio managers, industry teams comprised of specialists within their respective sectors, product analysts with particular experience in private lending and workouts and investment professionals solely focused on sourcing and maintaining relationships within the capital markets community, Apollo has a combination of robust networks and strategic relationships that we believe will enable the Fund to source highly attractive opportunities, often on a proprietary basis.

We believe Apollo’s credit business is also one of the largest lending counterparties to Wall Street, having traded approximately $75 billion in 2019. This level of trading volume often results in Apollo being provided with an early or first look from the dealer community, which we believe puts Apollo in a position to be a price setter of risk during periods of volatility and further affords Apollo differentiated insights and valuable access during periods of forced market selling. The credit team also has a sophisticated perspective on broader market dynamics, which often leads to the identification of attractive market opportunities on which its managed funds can capitalize. The Fund will also leverage its relationships and incumbency in capital structures to proactively propose differentiated origination solutions for sponsors and issuers alike. As mentioned, the Fund’s intention to source opportunities directly from corporate borrowers represents what we believe is one of the strategy’s key competitive advantages and barriers to entry. Apollo’s managed funds and accounts are among the largest owners of corporate credit, currently holding $329 billion in total credit assets as of December 31, 2020 and owning over 750 issuers within the GCC business. We believe this broad-based ownership provides an advantage as incumbency creates organic growth opportunities through follow-on investments. Further, the GCC team covers approximately 900 corporate credits and 3,000 securities. In the process of screening, executing and monitoring investments within this coverage universe, Apollo has a privileged view of issuers’ strategic priorities and lending needs and has developed valuable relationships with leading management teams, consultants and other intermediaries. Apollo believes its active participation within targeted sectors allows Apollo and its managed funds to benefit from high-quality, proprietary deal flow, access to extensive executive-level contacts and a reputation as a preferred provider of capital.

Advantage Derived From In-Place Credit Infrastructure, Capabilities and Relationships

Screening and Due Diligence. The Fund has established strict criteria to evaluate an investment’s suitability for the Fund as well as a recurring review to screen potential opportunities in order to quickly ascertain which prospective investments we believe worthy of additional resources and due diligence. Given what we expect will be a robust pipeline for the Fund opportunities, this review process is intended to allow the Fund Investment Team to have an open dialogue and to ensure appropriate prioritization of opportunities to pursue. After this initial screen, investment ideas will be presented to the Fund Investment and Execution Committees with the discussion led by the applicable investment analyst. In such circumstances, the analyst will offer a summary of the business, the perceived merits and risks associated with the prospective investment and (with input from the Fund Syndication Team) preliminary thoughts on structuring and terms. Should the investment be deemed worthwhile to pursue, the Fund Investment Team will employ a more rigorous, private equity-style analysis to assess the applicable company’s cash flow generation and enterprise value. Analysts will seek to identify investments in companies with strong market share, sufficient pricing power, commitment to de-leveraging, strong management teams and sufficient equity support from sponsors and management. Analysts gather relevant information regarding the company, its customers, suppliers and competitors, using a combination of legal, regulatory, accounting and industry reports, alongside the many resources of Apollo’s platform. In addition, the analyst and applicable investment team generally identify and hold discussions with relevant professionals from Apollo’s private equity business who may provide differentiated insight into a particular company, sector or situation.

Institutionalized Monitoring and Risk Management Capabilities. Across its platform, Apollo employs a disciplined and rigorous approach to ongoing monitoring. Because the Fund is expected to initially be the sole or largest lender to a borrower, the Fund expects to benefit from having driven the diligence process and structuring of covenants and loan documents. Importantly, members of the Fund Investment Team who performed the initial underwrite will be responsible for providing ongoing oversight of the investment. The continuity of personnel between those who perform the detailed due diligence and those who monitor and remain involved after origination is important, as it means new developments, risks and opportunities for value creation, can be monitored by those who are most knowledgeable about the business. Further, the Fund expects to benefit from increased transparency, communication and coordination with its borrowers. The Fund Investment Team will seek to maintain active dialogue with the management team and/or sponsor throughout the life of the investment, reviewing financial information and other data in depth. As part of this active monitoring, the Fund Investment

Team expects to be poised to identify any material downturn versus the lending case identified during the underwrite and can be in a position to recognize any failure to achieve a milestone that may be critical to the investment case. Should such a deteriorating situation arise, the investment would be put on a watchlist and would undergo enhanced monitoring and an independent review. If the situation were to progress to a full workout, Apollo has an in-house distressed credit team that can assist in seeking to stabilize the situation. Additionally, Apollo’s experience across nine core industries in private equity generates valuable insight in terms of strategic and operational initiatives that may be implemented to create value in a way that regular-way direct lending managers may not be able to.

The Fund expects to manage the risks associated with Fund investments through portfolio construction, continued monitoring and evaluation. The Firm has devoted significant resources in the development of a sophisticated, integrated infrastructure designed to support the investment and risk management process. This includes proprietary systems for the monitoring, accounting and compliance aspects of the Firm’s portfolios, along with trading, clearing and settlement of assets.

Valuation Process. Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, a valuation committee appointed by the Board of Trustees will assist the Board of Trustees in determining the fair value of such investments in good faith, based on procedures adopted by and subject to the supervision of the Board of Trustees.

Managerial Assistance. As a BDC, we must offer, and provide upon request, significant managerial assistance to certain of our portfolio companies except where the Fund purchases securities of an issuer in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance, including through the Apollo Advantage program. The Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Adviser, will retain any fees paid for such assistance.

Warehousing Transaction

On February 22, 2021, we entered into a Facility Agreement (“Facility Agreement USD”) with Goldman Sachs Bank USA (the “Financing Provider”), as amended by the Amended & Restated Facility Agreement (USD), dated as of August 17, 2021, between us and the Financing Provider (the “A&R Facility Agreement (USD)”) and simultaneously with the A&R Facility Agreement (USD), we entered into a Facility Agreement (GBP) with the Financing Provider (the “Facility Agreement (GBP)”) and a Facility Agreement (EUR) with the Financing Provider (the “Facility Agreement (EUR)”, and together with the Facility Agreement GBP and the A&R Facility Agreement, the “Facility Agreements”). The Facility Agreements create a forward obligation of the Financing Provider to sell, and a forward obligation of us or our designee to purchase certain investments (the “Portfolio Investments”) owned and held by the Financing Provider at our request, in each case in the currency of the respective Facility Agreement. It is expected that the Portfolio Investments will generally consist of originated loans to large corporate and sponsor-backed U.S. companies consistent with our investment strategy. Pursuant to the Facility Agreements, we may request the Financing Provider acquire such Portfolio Investments as we may designate from time to time, which the Financing Provider can approve or reject in its sole and absolute discretion. Prior to any sale to us, the Portfolio Investments will be owned and held solely for the account of the Financing Provider. Until such time as we have received subscriptions for our shares of at least $600 million (the “Capital Condition”), we will have no obligation to purchase the Portfolio Investments under the Facility Agreements. After we have met the Capital Condition, we will be obligated to purchase the Portfolio Investments from the Financing Provider on or before February 22, 2022 under each of the Facility Agreements (the “Facilities End Date”). We may also elect but are not obligated to purchase Portfolio Investments prior to the

Facility End Date or prior to or without meeting the Capital Condition. In consideration for the forward arrangement provided by the Financing Provider (the aggregate amount of the arrangement across the Facility Agreements collectively will not exceed $500 million between such date and the Facilities End Date (the “Financing Amount”)), we have agreed to pay certain fees and expenses to the Financing Provider, including:

(i)

a facility fee at an annual rate of LIBOR or the relevant benchmark rate, as applicable, plus 1.77% multiplied by the cash amount paid by the Financing Provider (subject to adjustment for, among other things, cash amounts received by the Financing Provider) for such Portfolio Investment (the “Funded Amount”) while it is being held by the Financing Provider,

(ii)	an unused fee at an annual rate of 0.50% of the unused Financing Amount minus the greater of (A) the Minimum Utilization Amount and (B) the Funded Amount, and

(iii)	a minimum utilization fee at an annual rate of 1.77% of (the “Minimum Utilization Amount”) on or after May 22, 2021, and prior to the Facilities End Date, 75% of the Financing Amount at such time.

As a general matter, the price we would pay to purchase any Portfolio Investment from the Financing Provider equals the cash amount paid by the Financing Provider subject to adjustment for, among other things, principal repayments and interest amounts earned by the Financing Provider. Accordingly, shareholders will benefit from any interest paid or accrued on any Portfolio Investment purchased by the Fund.

Each of the Portfolio Investments that the Financing Provider has purchased to date was purchased pursuant to a request that we made prior to our election to be regulated as a BDC under the 1940 Act. After our election to be regulated as a BDC under the 1940 Act, we will: (i) not request that the Financing Provider purchase any additional Portfolio Investments pursuant to the Facility Agreement; (ii) impose on ourselves a requirement – not an option – to purchase already-existing Portfolio Investments from the Financing Provider at such time as we raise sufficient assets; and (iii) treat our forward obligation to purchase Portfolio Investments from the Financing Provider once the requirement to purchase already-existing Portfolio Investments is triggered as subject to the asset coverage requirements set forth in Sections 18 and 61 of the 1940 Act. Additionally, we note that the SEC Staff takes the view that we may not rely on the exemptive order from the SEC that permits us to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates with respect to the acquisition of the Portfolio Investments from the Financing Provider under the Facility Agreement. Further, in order to ensure that we are able to purchase all Portfolio Investments, the Adviser has agreed to provide us with a capital infusion to purchase any remaining Portfolio Investments prior to the expiry of the Facility Agreement, if necessary.

As of October 22, 2021, there were 41 Portfolio Investments that the Financing Provider purchased having an aggregate cost of $409.296 million and an aggregate fair market value of $410.946 million. As of October 22, 2021, there were no additional Portfolio Investments that the Financing Provider committed to purchasing.

The following is a list of each Portfolio Investment at October 22, 2021.

Company Name and Address of Portfolio	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class	Par Amounts/ Units	Cost	Fair Value	Percentage of Net Assets of Warehouse
Advantage Sales & Marketing Inc. 18100 Von Karman Avenue, Suite 1000 Irvine, CA 92612	Diversified Consumer Services	Term Loan	3M L+525, 0.75% Floor	6.00%	10/28/2027	—	9,974,874	10,062,155	10,039,711	2.44%

Alera Group Intermediate Holdings, Inc. 3 Parkway North, Suite 500 Deerfield, IL 60015	Insurance	Term Loan	3M L+550, 0.75% Floor	6.25%	10/2/2028	—	13,101,965	12,839,926	12,839,926	3.12%

Alera Group Intermediate Holdings, Inc. 3 Parkway North, Suite 500 Deerfield, IL 60015	Insurance	Unfunded Delayed Draw Term Loan	1.00% Unfunded	1.00%	10/2/2028	—	3,712,443	(74,249)	(74,249)	-0.02%

AxiomSL Group, Inc. 45 Broadway, 27th Floor New York, NY 10006	Software	Term Loan	3M L+600, 1.00% Floor	7.00%	12/3/2027	—	21,973,078	21,533,616	21,533,616	5.24%

AxiomSL Group, Inc. 45 Broadway, 27th Floor New York, NY 10006	Software	Unfunded Delayed Draw Term Loan	1.00% Unfunded	1.00%	12/3/2027	—	1,421,171	(14,212)	(14,212)	0.00%

AxiomSL Group, Inc. 45 Broadway, 27th Floor New York, NY 10006	Software	Unfunded Revolver	0.50 % Unfunded	0.50%	12/3/2025	—	1,550,681	(31,014)	(31,014)	-0.01%

Azurity Pharmaceuticals, Inc. 8 Cabot Road, Suite 2000 Woburn, MA 01801	Biotechnology	Term Loan	8.25% (P+500)	8.25%	9/20/2027	—	10,000,000	9,700,000	9,950,000	2.42%

Berlin Packaging L.L.C. 525 West Monroe Street Chicago, IL 60661	Containers & Packaging	Term Loan	3M L+375, 0.50% Floor	4.25%	3/11/2028	—	7,500,000	7,425,000	7,500,000	1.83%

Bleriot US Bidco Inc. Cleeve Business Park Bishops Cleeve Chelternham Gloucestershire GL52 8TW UK	Aerospace & Defense	Term Loan	3M L+400	4.13%	10/30/2026	—	9,974,900	9,974,900	9,999,837	2.43%

Company Name and Address of Portfolio	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class	Par Amounts/ Units	Cost	Fair Value	Percentage of Net Assets of Warehouse

Calabrio, Inc. 241 North 5th Avenue, Suite 1200 Minneapolis, MN 55401	Software	Term Loan	3M L+700, 1.00% Floor	8.00%	4/16/2027	—	22,312,860	21,755,039	21,755,039	5.29%

Calabrio, Inc. 241 North 5th Avenue, Suite 1200 Minneapolis, MN 55401	Software	Unfunded Revolver	0.50 % Unfunded	0.50%	4/16/2027	—	2,687,140	(67,179)	(67,179)	-0.02%

CI (Quercus) Intermediate Holdings, LLC 550 Bedford Road Bedford Hills, NY 10507	Diversified Financial Services	Term Loan	3M L+550, 0.75% Floor	6.25%	10/12/2028	—	14,318,182	14,103,409	14,103,409	3.43%

CI (Quercus) Intermediate Holdings, LLC 550 Bedford Road Bedford Hills, NY 10507	Diversified Financial Services	Unfunded Delayed Draw Term Loan	0.50 % Unfunded	0.50%	10/12/2028	—	3,409,091	(51,136)	(51,136)	-0.01%

CI (Quercus) Intermediate Holdings, LLC 550 Bedford Road Bedford Hills, NY 10507	Diversified Financial Services	Unfunded Revolver	0.50 % Unfunded	0.50%	10/12/2028	—	2,272,727	(34,091)	(34,091)	-0.01%

Geon Performance Solutions, LLC 25777 Detroit Road, Suite 202 Westlake, OH 44145	Chemicals	Term Loan	3M L+475, 0.75% Floor	5.50%	8/18/2028	—	12,575,591	12,550,024	12,677,768	3.09%

Liberty Midco Limited 3200 Daresbury Park Daresbury, Warrington, England WA4 4BU	Commercial Services & Supplies	Term Loan	3M L+575 (2.50% PIK Toggle)	5.91%	6/4/2028	—	22,629,818	22,318,658	22,064,073	5.37%

Liberty Midco Limited 3200 Daresbury Park Daresbury, Warrington, England WA4 4BU	Commercial Services & Supplies	Unfunded Delayed Draw Term Loan	2.0125% Unfunded	2.01%	6/4/2028	—	3,300,182	(90,755)	(82,505)	-0.02%

LSF11 A5 HoldCo LLC 955 TN-57 Collierville, TN 38017	Chemicals	Term Loan	1M L+375, 0.50% Floor	3.87%	10/15/2028	—	14,141,323	14,099,973	14,189,934	3.45%

Company Name and Address of Portfolio	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class	Par Amounts/ Units	Cost	Fair Value	Percentage of Net Assets of Warehouse

McGraw-Hill Education, Inc. 1325 Avenue of the Americas New York, NY 10019	Media	Term Loan	3M L+475, 0.50% Floor	5.25%	7/28/2028	—	21,500,000	21,285,000	21,600,781	5.26%

Medallia, Inc. 575 Market St. Suite 1850 San Francisco, CA 94105	Software	Term Loan	3M L+600, 0.75% Floor	6.75%	10/29/2028	—	33,409,770	32,741,574	32,741,574	7.97%

MPH Acquisition Holdings LLC 115 Fifth Avenue, 7th Floor New York, NY 10003	Health Care Providers & Services	Term Loan	3M L+425, 0.50% Floor	4.75%	9/1/2028	—	15,340,607	15,185,757	15,183,366	3.69%

Orbcomm Inc. 395 W. Passaic Street Rochelle Park, New Jersey 07662	Diversified Telecommunication Services	Term Loan	3M L+425, 0.75% Floor	5.00%	9/1/2028	—	7,020,834	7,028,230	7,026,685	1.71%

PetSmart LLC 19601 North 27th Avenue Phoenix, AZ 85027	Specialty Retail	Term Loan	3M L+375, 0.75% Floor	4.50%	2/11/2028	—	10,000,000	10,025,000	10,029,688	2.44%

Pro Mach Group, Inc. 50 East Rivercenter Blvd., Suite 1800 Covington, KY 41011	Machinery	Term Loan	3M L+400, 1.00% Floor	5.00%	8/31/2028	—	9,776,536	9,727,653	9,828,474	2.39%

Pro Mach Group, Inc. 50 East Rivercenter Blvd., Suite 1800 Covington, KY 41011	Machinery	Unfunded Delayed Draw Term Loan	0.00% Unfunded	0.00%	8/31/2028	—	1,587,100	—	—	0.00%

Relativity ODA LLC 231 South LaSalle Street, 8th Floor Chicago, IL 60604	Software	Term Loan	3M L+750 PIK, 1.00% Floor	8.50%	5/12/2027	—	25,952,737	25,303,918	25,303,918	6.16%

Relativity ODA LLC 231 South LaSalle Street, 8th Floor Chicago, IL 60604	Software	Unfunded Revolver	0.50 % Unfunded	0.50%	5/12/2027	—	2,500,000	(62,500)	(62,500)	-0.02%

Stream Merger Sub, Inc. 1990 E. Grand Ave El Segundo, CA 90245	Internet & Direct Marketing Retail	Term Loan	3M L+575, 0.75% Floor	6.50%	10/5/2028	—	25,000,000	24,500,000	24,500,000	5.96%

Company Name and Address of Portfolio	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class	Par Amounts/ Units	Cost	Fair Value	Percentage of Net Assets of Warehouse

Sovos Compliance, LLC 200 Ballardvale Street, 4th Floor Wilmington, MA 01887	Software	Term Loan	3M L+450, 0.50% Floor	5.00%	8/11/2028	—	17,054,795	17,012,158	17,178,442	4.18%

Sovos Compliance, LLC 200 Ballardvale Street, 4th Floor Wilmington, MA 01887	Software	Unfunded Delayed Draw Term Loan	0.00% Unfunded	0.00%	8/11/2028	—	2,945,205	—	—	0.00%

Trident TPI Holdings, Inc. 460 East Swedesford Road, Suite 3000, Wayne, PA 19087	Containers & Packaging	Term Loan	3M L+400, 0.50% Floor	4.50%	9/15/2028	—	11,652,688	11,653,114	11,674,537	2.84%

Trident TPI Holdings, Inc. 460 East Swedesford Road, Suite 3000, Wayne, PA 19087	Containers & Packaging	Delayed Draw Term Loan	3M L+400, 0.50% Floor	4.50%	9/15/2028		666,104	667,191	670,753	0.16%

Trident TPI Holdings, Inc. 460 East Swedesford Road, Suite 3000, Wayne, PA 19087	Containers & Packaging	Unfunded Delayed Draw Term Loan	0.00% Unfunded	0.00%	9/15/2028	—	986,760	—	—	0.00%

Ultimate Baked Goods Midco LLC 828 Kasota Ave. SE Minneapolis, MN 55414	Food & Staples Retailing	Term Loan	3M L+625, 1.00% Floor	7.25%	8/13/2027	—	8,383,784	8,174,189	8,174,189	1.99%

Ultimate Baked Goods Midco LLC 828 Kasota Ave. SE Minneapolis, MN 55414	Food & Staples Retailing	Revolver	3M L+625, 1.00% Floor	7.25%	8/13/2027	—	165,135	165,135	165,135	0.04%

Ultimate Baked Goods Midco LLC 828 Kasota Ave. SE Minneapolis, MN 55414	Food & Staples Retailing	Letter of Credit	6.25%	6.25%	8/13/2022	—	99,674	—	(2,492)	0.00%

Ultimate Baked Goods Midco LLC 828 Kasota Ave. SE Minneapolis, MN 55414	Food & Staples Retailing	Unfunded Revolver	0.50% Unfunded	0.50%	8/13/2027	—	751,407	(25,405)	(22,914)	-0.01%

Vita Global FinCo Limited Level 1 Oldham Road Middleton, Manchester M24 2DB	Household Products	Term Loan	SONIA+7.00	7.05%	7/6/2027	—	17,857,143	24,198,933	23,940,411	5.83%

Company Name and Address of Portfolio	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class	Par Amounts/ Units	Cost	Fair Value	Percentage of Net Assets of Warehouse

Washington Prime Group, L.P. 180 East Broad Street Columbus, OH 43215	Equity Real Estate Investment Trusts (REITs)	Term Loan	1M L+500, 0.75% Floor	5.75%	6/11/2025	—	15,000,000	15,187,500	15,300,000	3.72%

W.R. Grace Holdings LLC 7500 Grace Drive Columbia, MD 21044	Chemicals	Term Loan	3M L+375, 0.50% Floor	4.25%	9/22/2028	—	6,042,654	6,027,547	6,074,756	1.48%

2U, Inc. 7900 Harkins Road Lanham, MD 20706	Diversified Consumer Services	Term Loan	6M L+575, 0.75% Floor	6.50%	12/30/2024	—	24,937,500	24,501,094	25,342,734	6.17%

Allocation of Investment Opportunities

General

Apollo, including the Adviser, provides investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Apollo may establish.

The Adviser and its affiliates will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

Co-Investment Relief

An affiliate of the Adviser has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s board of trustees (the “Board of Trustees” and each member of the Board of Trustees, a “Trustee”) may establish objective criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Fund will have the opportunity to participate with one or more listed or private Apollo-managed BDCs, including us (the “Apollo BDCs”), and other public or private Apollo funds that target similar assets. If an investment falls within the Board Criteria, Apollo must offer an opportunity for the Apollo BDCs to participate. The Apollo BDCs may determine to participate or not to participate, depending on whether Apollo determines that the investment is appropriate for the Apollo BDCs (e.g., based on investment strategy). The co-investment would generally be allocated to us, any other Apollo BDCs (including Apollo Investment Corporation) and the other Apollo funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.

Competition

We will compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in large private U.S. borrowers. As a result of these new entrants, competition for investment opportunities in large private U.S. borrowers may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in large private U.S. borrowers is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Non-Exchange Traded, Perpetual-Life BDC

The Fund is non-exchange traded BDC, meaning its shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Emerging Growth Company

We are an “emerging growth company,” as defined by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;

•

submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or

•

disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. As stated above, we have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Adviser and we do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Employees

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described under “Management of the Fund” is employed by the Adviser or its affiliates. Our day-to-day investment operations will be managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates. The Investment Team will focus on origination, non-originated investments and transaction development and the ongoing monitoring of our investments. In addition, we will reimburse the Administrator for its costs, expenses and allocable portion of overhead, including compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Fund).

Regulation as a BDC

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets. Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets, unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)    Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

(a)    is organized under the laws of, and has its principal place of business in, the United States;

(b)    is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)    satisfies any of the following:

(i)    does not have any class of securities that is traded on a national securities exchange;

(ii)    has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)    is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv)    is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)    Securities of any Eligible Portfolio Company controlled by the Fund.

(3)    Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)    Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5)    Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)    Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance. A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments. Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.

Warrants. Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio. We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On August 24, 2020, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over LIBOR or an alternative reference rate. We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under TRS transactions, enters into offsetting transactions or otherwise covers such TRS transactions in accordance with applicable SEC guidance, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.

We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. See “Risk Factors—Risks Related to Debt Financing—We may form one or more CLOs, which may subject us to certain structured financing risks.” We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics. We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Affiliated Transactions. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Other. We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

MANAGEMENT OF THE FUND

Board of Trustees

Our business and affairs are managed under the direction of our Board of Trustees. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Trustees consists of five members, four of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board of Trustees. We refer to these individuals as our independent Trustees. Our Board of Trustees elects our executive officers, who serve at the discretion of the Board of Trustees.

Trustees

Information regarding the Board of Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Public or Investment Company Directorships Held by Director*
Independent Trustees
Meredith Coffey	1968	Trustee	Since 2021	From August 2008 to present, Ms. Coffey serves Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association.	None
Christine Gallagher	1985	Trustee	Since 2021

From March 2021 to present, Ms. Gallagher serves as a Community Engagement Manager at Leidos, a company that provides information technology, engineering and science services for government and commercial contractors. Ms. Gallagher also serves as president of Military Quality of Life Consulting, LLC, a military support company she founded in 2015. From 2015 to 2019, she served as an agile IT project manager for BAM Technologies, LLC.

					None
Michael Porter	1983	Trustee	Since 2021	From December 2014 to present, Mr. Porter has worked at Netflix in Corporate Development and Strategy. In December	None

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Public or Investment Company Directorships Held by Director*
				2020, Mr. Porter was appointed to the Board of Directors of Ednovate Charter School.
Carl J. Rickertsen	1960	Trustee	Since 2021	From 2015 to present, Mr. Rickertsen has served as managing partner of Pine Creek Partners, a private equity investment firm.	Director, Apollo Senior Floating Rate Fund Inc. (2011-present); Director, Apollo Tactical Income Fund Inc. (2013-present); Director, Berry Global Inc. (2013-present); Director, MicroStrategy Inc. (2002-present)

Interested Trustees
Earl Hunt	1981	Trustee, Chairperson and Chief Executive Officer	Since 2021

Mr. Hunt joined Apollo in 2021. From 2015 to 2021, Mr. Hunt served as a Partner in the Global Markets division at Goldman Sachs. He also was a member of Goldman Sach’s Partnership Committee and Global Markets Operating Committee.

					None

*	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

The address for each trustee is c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, NY 10019. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of trustees serving staggered terms of three years each.

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years
Amit Joshi	1982	Chief Financial Officer	Since 2021	From 2013 to present, Mr. Joshi has been with Apollo Investment Corporation. Mr. Joshi was appointed Chief Accounting Officer of Apollo Investment Corporation in May 2017 and also serves as the Assistant Treasurer, a role he has held since August 2015.
Joseph Glatt	1974	Chief Legal Officer and Secretary	Since 2021	From 2007 to present, Mr. Glatt has served as General Counsel of Apollo Capital Management, L.P. Since 2014, he has served as Chief Legal Officer of Apollo Investment Corporation. Since 2011, he has served as the Chief Legal Officer of Apollo Senior Floating Rate Fund Inc., and since 2013, he has served as the Chief Legal Officer of Apollo Tactical Income Fund Inc. Since January 2015, Mr. Glatt has served as a director of MidCap FinCo Holdings Limited, a commercial finance firm that provides debt solutions to middle-market companies.
Isabelle Gold	1984	Chief Compliance Officer	Since 2021	From 2016 to present, Ms. Gold has served as the Senior Compliance Officer for the Apollo Credit platform.
Kristin Hester	1980	General Counsel and Assistant Secretary	Since 2021	From 2015 to present, Ms. Hester has served as Senior Counsel for Apollo Global Management, Inc. Ms. Hester is also General Counsel for Apollo Investment Corporation, Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.

The address for each officer is c/o Apollo Debt Solutions BDC 9 West 57th Street, New York, NY 10019.

Biographical Information

The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—interested Trustees and independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Interested Trustees

Earl Hunt. Mr. Hunt is our Chief Executive Officer and our Chairman of the Board of Trustees. Mr. Hunt

has been with Apollo and/or its affiliates since 2021. Prior to joining Apollo, Mr. Hunt was a Partner in the Global Markets division at Goldman Sachs where he was responsible for strategic client coverage. He also served as a member of Goldman Sachs’s Partnership Committee and Global Markets Operating Committee. Previously, Mr. Hunt was co-head of U.S. Distressed and Par Loan sales at Goldman Sachs. Prior to joining Goldman Sachs in 2015, Mr. Hunt worked at Citi for 11 years, where he was a director in Leveraged Finance sales. Mr. Hunt is a member of the Board of Trustees of Brown University. Mr. Hunt earned a BA in Economics from Brown University.

Independent Trustees

Meredith Coffey. Ms. Coffey is a Trustee, a member of our Audit Committee and Chairperson of our Nominating and Governance Committee. Ms. Coffey is Executive Vice President of the Loan Syndications and Trading Association (“LSTA”), and runs Research Department and co-heads the LSTA’s regulatory and CLO efforts, which help facilitate continued availability of credit and the efficiency of the loan market. In addition, Ms. Coffey heads efforts to analyze current and anticipated loan market developments, helping the LSTA build strategy and improve market efficiency, and providing commentary through weekly newsletters, periodic conferences and webcasts. Ms. Coffey and the analyst team also engage market participants, press and regulators on issues and developments in the global loan market. Ms. Coffey has published analysis on the syndicated loan market in numerous books and periodicals, presents frequently, and has testified several times before Congress on issues pertaining to the loan and CLO markets. Prior to joining the LSTA, Ms. Coffey was Senior Vice President and Director of Analysis focusing on the loan and adjacent markets for Thomson Reuters LPC, working in and running loan research for 15 years. Ms. Coffey has a B.A. in Economics from Swarthmore College and a graduate degree in Economics from New York University.

Christine Gallagher. Ms. Gallagher is a Trustee, a member of our Audit Committee and a member of our Nominating and Governance Committee. Commencing in March 2021, Ms. Gallagher continues to serve as community engagement team manager in the Military and Family Life Counseling Program for Leidos Holdings, Inc., a Fortune 500® information technology, engineering, and science solutions and services leader working to solve the world’s toughest challenges in the defense, intelligence, homeland security, civil, and health markets. She also is currently president of Military Quality of Life Consulting, LLC, a company Ms. Gallagher founded in 2015 that equips professional organizations to execute their goal of supporting the military community through corporate social responsibility, corporate philanthropy and cause marketing. From 2015 to 2019, Ms. Gallagher served as an agile IT project manager for BAM Technologies, LLC. She has served as a program director for multiple national military service organizations during her career. She also was a Lecturer, Faculty Academic Advisor and Adjunct Professor at Troy University and Austin Peay State University in each respective school’s communications department from 2009 to 2016. Ms. Gallagher presently serves on the board of a number of national and local military service organizations that directly support military family quality-of-life efforts. She has an M.S. from the University of Tennessee and a B.S. from the University of Florida.

Michael Porter. Mr. Porter is a Trustee, a member of our Audit Committee and a member of our Nominating and Governance Committee. Mr. Porter currently works in Corporate Development and Strategy for Netflix, a position he has held since December 2014. He also currently serves on the Board of Directors of Ednovate Charter School, joining that board in December 2020. Prior to joining Netflix, Mr. Porter spent two years as an investment associate, including at Vista Equity Partners, focusing on software private equity products. He also worked as an entertainment finance associate in J.P. Morgan Chase’s Entertainment Industries Group. Mr. Porter has fifteen years of finance experience related to equity research, corporate development, investment banking and private equity. Mr. Porter has an MBA from Harvard Business School and a B.A. in international business from the University of California, Berkeley.

Carl J. Rickertsen. Mr. Rickertsen is a Trustee, the Chairperson of our Audit Committee and a member of our Nominating and Governance Committee. Mr. Rickertsen is currently a Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2005. From January 1998 to January 2005, Mr. Rickertsen was Chief Operating Officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has been a member of the board of directors of MicroStrategy Incorporated, a publicly-traded software firm, since October 2002 and a member of the board of directors of Berry Plastics Group, Inc., a leading provider of value-added plastic consumer packaging and engineered materials, since January 2013. He also currently serves on the Board of Directors for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., positions he has held since 2011 and 2013, respectively. Mr. Rickertsen was formerly a board member of the following publicly-traded companies: Noranda Aluminum Holding Corporation, an integrated provider of value-added primary aluminum products and rolled aluminum coils, Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.

Executive Officers Who are not Trustees

Amit Joshi. Mr. Joshi, Chief Financial Officer, joined Apollo’s Finance team in 2013. He is currently the Chief Accounting Officer, Senior Controller, Assistant Treasurer and Vice President of Apollo Investment Corporation, a publicly traded BDC and some of the private funds including CLOs’ , private drawdown funds and operating companies. Mr. Joshi previously worked as a Senior Audit Manager in the Alternative Investments Group at Ernst & Young from January 2008 to September 2013. Prior to that time, Mr. Joshi worked at mid-size accounting firm in New York as Audit Senior from 2006-2008 and in various international offices in roles with increasing responsibility from 2003 to 2006. Mr. Joshi is a Certified Public Accountant, Chartered Financial Analyst and Chartered Accountant. Mr. Joshi graduated first-class honors from Calcutta University, India.

Joseph Glatt. Mr. Glatt is our Chief Legal Officer and Secretary. Mr. Glatt currently serves as General Counsel of Apollo Capital Management, L.P., a position he has held since his arrival to Apollo in 2007. Since 2014, he has served as Chief Legal Officer of Apollo Investment Corporation. Since 2011, he has served as the Chief Legal Officer of Apollo Senior Floating Rate Fund Inc., and since 2013, he has served as the Chief Legal Officer of Apollo Tactical Income Fund Inc. Prior to joining Apollo, Mr. Glatt was associated with the law firms of Simpson Thacher & Bartlett LLP from 1998 to 2003 and Schulte Roth & Zabel LLP from 2003 to 2007, in each case, primarily focusing on mergers and acquisitions, leveraged buyouts and capital markets activities. Since January 2015, Mr. Glatt has served as a director of MidCap FinCo Holdings Limited, a commercial finance firm that provides debt solutions to middle-market companies. Mr. Glatt serves as the Chairman and Co-Founder of the Coalition for Business Development, a trade association that supports small and middle-market firms as an advocate for their ability to grow the economy, create investment opportunities and employment. Mr. Glatt serves as the Chairman of the Credit Managers General Counsel Network, a group of select general counsels, whose mission is to provide a platform to establish a common understanding of credit industry dynamics and legal and organizational issues facing leading credit fund managers. Mr. Glatt is on the Board of Trustees for the Educational Alliance, a New York based community organization dedicated to eliminating economic opportunity gaps via high-quality educational experiences. Mr. Glatt received his JD from University of Pennsylvania Law School and graduated summa cum laude from Rutgers College with a BA in Political Science, Psychology and Hebraic Studies.

Isabelle Gold. Ms. Gold is our Chief Compliance Officer. Ms. Gold joined Apollo in 2016 as the Senior Compliance Officer for the Credit platform. Prior to joining Apollo, Ms. Gold was counsel in the Litigation Group at Akin Gump Strauss Hauer & Feld LLP, where she represented investment management firms and individuals in relation to civil litigation, regulatory investigations and enforcement proceedings. Ms. Gold graduated from Cornell University with a B.A. in English and received her J.D. from the University of Michigan Law School.

Kristin Hester. Ms. Hester is our General Counsel and Assistant Secretary. Ms. Hester joined Apollo in 2015 and serves as Senior Counsel for Apollo Global Management, Inc. Ms. Hester is also General Counsel for Apollo Investment Corporation, Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. Prior to joining Apollo, Ms. Hester was associated with the law firms of Dechert LLP from 2009-2015 and Clifford Chance US LLP from 2006-2009. In each case she primarily advised U.S. registered investment companies, their investment advisers and boards of directors on various matters under the Investment Company Act of 1940. Ms. Hester received her JD from Duke University School of Law and graduated cum laude from Bucknell University with a BS in Business Administration.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent to c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, NY 10019.

Committees of the Board of Trustees

Our Board of Trustees currently has two committees: an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Under the Declaration of Trust, the Fund is not required to hold annual meetings.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee is presently composed of four persons, including Meredith Coffey, Christine Gallagher, Michael Porter and Carl J. Rickertsen, all of whom are considered independent for purposes of the 1940 Act. Mr. Rickertsen serves as the chair of the Audit Committee. Our Board of Trustees has determined that Mr. Rickertsen qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.

A copy of the charter of the Audit Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at gwms.apollo.com/debtsolutionsBDC.

Nominating and Governance Committee. The nominating and governance committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the nominating and governance committee, including making nominations for the appointment or election of independent Trustees. The nominating and governance committee consists of four persons, including Meredith Coffey, Christine Gallagher, Michael Porter and Carl J. Rickertsen, all of whom are considered independent for purposes of the 1940 Act. Ms. Coffey serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

A copy of charter of the Nominating and Governance Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at gwms.apollo.com/debtsolutionsBDC.

Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These Trustees are Meredith Coffey, Christine Gallagher, Michael Porter and Carl J. Rickertsen. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

		Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee	Audit	Nominating and Governance	Committee Meeting Fee
$50,000 (NAV up to $1 billion)	$2,500	$7,500	None	$1,000
$75,000 (NAV $1 billion to $2 billion)	$2,500	$7,500	None	$1,000
$100,000 (NAV greater than $2 billion)	$2,500	$7,500	None	$1,000

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board of Trustees, and of any individual Trustee, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our Board of Trustees may designate one of our Trustees as chair to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board of Trustees. The Board of Trustees has appointed Mr. Hunt to serve in the role of chairperson of the Board of Trustees. The chairperson’s role is to preside at all meetings of the Board of Trustees and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board of Trustees from time to time. The Board of Trustees reviews matters related to its leadership structure annually. The Board of Trustees has determined that its leadership structure is appropriate because it allows the Board of Trustees to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.

Our Board of Trustees believes that its leadership structure is the optimal structure for us at this time. Our Board of Trustees, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Trustees and are comprised solely of independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Trustee’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board of Trustees in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT

Apollo Credit Management, LLC will serve as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Personnel

The following investment professionals (the “Portfolio Managers”) will have primary responsibility for the day-to-day implementation and management of our investment portfolio:

Robert Givone, Mr. Givone joined Apollo in 2015. He is a Partner and Co-Head of Opportunistic Credit. Before joining Apollo, Mr. Givone was a Senior Research Analyst within the Distressed Credit Opportunity Group at Davidson Kempner from January 2009 to July 2015. Prior to that time, Mr. Givone was a Vice President at Brencourt Advisors from February 2006 to January 2009 and was an Investment Banking Analyst at Lehman Brothers from 2004 to 2006. Mr. Givone graduated from Columbia University with a B.A. degree in Economics. Mr. Givone was a professional tennis player from 1994 to 1999.

James Vanek. Mr. Vanek is a Partner and the co-head of Apollo’s Global Performing Credit business. Mr. Vanek joined the firm in 2008, and before that he was Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the US syndicated loan market. Mr. Vanek graduated from Duke University with a BS in economics and a BA in computer science, and received his MBA from Columbia Business School.

In implementing our investment strategy, the Portfolio Managers will have access to the experience and expertise of Mr. John Zito, Mr. Patrick Ryan and Mr. Hunt. Messrs. Zito, Ryan and Hunt are senior executives in the Apollo organization and are primarily responsible for the development and growth of the organization’s credit business. Messrs. Zito, Ryan and Hunt continue to oversee the credit business for various Apollo-sponsored entities and are active in other business operations, but will not have primary responsibility for the Fund’s day-to-day investment activities. Biographies of Mr. Zito, Mr. Ryan and Hunt are included below.

John Zito. John Zito is the Deputy Chief Investment Officer of Credit. Mr. Zito is the Senior Portfolio Manager of multiple products across Apollo’s credit platform, and serves on all of the Firm’s credit investment committees. Mr. Zito joined Apollo in 2012 after five years as a Managing Director and Portfolio Manager at Brencourt Advisors, a multi-strategy hedge fund, where he oversaw all the firm’s credit investments including the Brencourt Credit Opportunities Fund. Prior to that, Mr. Zito was at Veritas Fund Group for five years where he co-managed the flagship capital structure focused high yield fund and the short only credit vehicle. Mr. Zito is a Chartered Financial Analyst charterholder and he graduated cum laude from Amherst College with an A.B. in Economics.

Patrick Ryan. Mr. Ryan joined Apollo in 2015 in Credit as its Chief Credit Officer, responsible for overseeing credit underwriting processes, serving on Investment Committees and assisting with the management of concentration risks across the portfolio. He has over 30 years of banking, risk management and investment experience in all asset classes of the credit markets. Previously, Mr. Ryan was the Chief Risk Officer of Citibank, N.A, responsible for credit, market and operational risks within Citibank’s $1.3 trillion balance sheet. He also served as Citigroup’s Institutional Client Group’s Chief Credit Officer and the Chief Risk Officer of Citi’s Europe, Middle East & Africa region. He began his career at Chemical Bank where he was a Senior Originator in the Middle Market Structured Finance Group, originating, structuring and syndicating leveraged financings. Mr. Ryan is a member of Wesleyan University’s Athletic Advisory Council and is a founder of Staten Island ACHIEVE Dollars for Scholars. He graduated with a BA in history from Wesleyan University and received his MBA from Columbia University.

Earl Hunt. Refer to the “Management of the Fund” section to see Mr. Hunt’s biography.

The table below shows the dollar range of Common Shares owned by the Portfolio Managers as of October 26, 2021:

Name of Portfolio Manager	Dollar Range of Equity Securities in ADSB(1)
Robert Givone	$0
James Vanek	$0

(1)	Dollar ranges are as follows: $0, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The Portfolio Managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 26, 2021: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Robert Givone

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	—	—	—	—
Other pooled investment vehicles	2	1,221	1	394
Other accounts	—	—	—	—

James Vanek

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	2	740	—	—
Other pooled investment vehicles	7	23,263	3	2,963
Other accounts	3	1,272	1	515

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT

Apollo Credit Management LLC is located at 9 West 57th Street, New York, NY 10019. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the 1940 Act, the Adviser manages our day-to-day operations and provides investment advisory services to us.

Advisory Agreement

The Adviser will provide management services to us pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser is responsible for the following:

•

determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objective, policies and restrictions;

•

identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•	monitoring our investments;

•	performing due diligence on prospective portfolio companies;

•	exercising voting rights in respect of portfolio securities and other investments for us;

•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;

•	negotiating, obtaining and managing financing facilities and other forms of leverage; and

•	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.

Compensation of Adviser

We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.

Base Management Fee

The Base Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory

Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with GAAP. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning net assets as of the date on which the Fund breaks escrow. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser. In addition, the Adviser has agreed to waive its management fee for the first six months following the date on which we break escrow for this offering. The longer an investor holds our Common Shares during this period, the longer such investor will receive the benefit of this management fee waiver period.

Incentive Fee

The Incentive Fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement entered into between us and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

We will pay the Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•

100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•

12.5% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets

per quarter)

0%	1.25%	1.43%

f 0% g	f 100% g	f 12.5% g

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

The Adviser has agreed to waive the incentive fee based on income for the first six months following the date on which we break escrow for this offering. The longer an investor holds our Common Shares during this period, the longer such investor will receive the benefit of this income based incentive fee waiver period.

Incentive Fee Based on Capital Gains

The second component of the Incentive Fee, the Capital Gains Incentive Fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•

12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated.

Administration Agreement

Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of Apollo or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party.

The Administrator intends to hire a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. We will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.

Certain Terms of the Advisory Agreement and Administration Agreement

Each of the Advisory Agreement and the Administration Agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities (as defined by the 1940 Act) and, in each case, a majority of the independent Trustees. We may terminate the Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the Advisory Agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Adviser may terminate the Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 60 days’ written notice. The Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.

The Adviser and the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Advisory Agreement and Administration Agreement, respectively, relate, provided that the Adviser and the Administrator shall not be protected against any liability to the Fund or its shareholders to which the Adviser or Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Advisory Agreement and the Administration Agreement provide that, absent disabling conduct, each of our Adviser and our Administrator, as applicable, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement and our Administrator’s services under the Administration Agreement or otherwise as adviser or administrator for us. The Adviser and the Administrator shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained by the Adviser or the Administrator in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser or Administrator had reasonable cause to believe its conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless:

(1)	we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest;

(2)	the Indemnified Party was acting on our behalf or performing services for us;

(3)

such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the Adviser or Administrator, as applicable, an affiliate of the Adviser or Administrator or one of our officers; and

(4)	the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

Payment of Our Expenses Under the Investment Advisory and Administration Agreements

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:

1. investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Advisory Agreement;

2. the Fund’s allocable portion of compensation, overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of Apollo or any of its affiliates, subject to the limitations described in “Advisory and Administration Agreement—Administration Agreement”; and

3. all other expenses of the Fund’s operations and transactions, including those listed in “Plan of Operation—Expenses.”

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.

Costs and expenses of the Administrator and the Adviser that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.

Board Approval of the Advisory Agreement

Our Board, including our independent Trustees, approved the Advisory Agreement at a meeting held on July 22, 2021. In reaching a decision to approve the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;

•	the proposed investment advisory fee rates to be paid by the Fund to the Adviser;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	information about the services to be performed and the personnel who would be performing such services under the Advisory Agreement; and

•	the organizational capability and financial condition of the Adviser and its affiliates.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of our shareholders.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:

•

We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•

The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•

We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;

•	We may not acquire assets in exchange for our Common Shares;

•

We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under the Advisory Agreement.

Commingling

The Adviser may not permit our funds to be commingled with the funds of any other entity.

POTENTIAL CONFLICTS OF INTEREST

The Firm will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide to us. These conflicts will arise primarily from the Firm, in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund, but does reflect all material conflicts known to the Fund at the time of this filing.

Apollo sponsors, manages or advises and will continue to sponsor, manage or advise other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Apollo Clients”). Apollo will continue to sponsor, manage or advise new Apollo Clients, whether alone or partnering with others, and will continue to maintain, develop, expand or monetize its investment and advisory and related businesses. Certain current Apollo Clients have, and certain future Apollo Clients are expected to have, investment mandates that overlap, either substantially or in part, with that of the Fund, and Apollo expects that the universe of potential investments and other activities of Apollo’s business could overlap with the investments and activities of the Fund, each of which, as a result, is expected to create conflicts of interest. For clarification, Apollo Clients will not include (a) any alternative investment vehicle, special purpose vehicle, subsidiary of the Fund, vehicles established to structure a co-investment, master, joint or commingled account or investment vehicle, joint venture or other person through which the Fund can make an investment or group of investments or (b) any investment and any portfolio investment or investment of any other Apollo Client or Apollo and its subsidiaries, in each case subject to the 1940 Act, and unless the Adviser determines in its sole discretion that such person should be treated as an Apollo Client under the circumstances.

The following discussion sets forth certain potential conflicts of interest that should be carefully evaluated before making an investment in the Fund. Attention is also drawn to certain risk factors (see “Risk Factors” above) that refer to potential conflicts of interest.

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that (i) Apollo provides investment advisory and/or management services to more than one Apollo Client, (ii) Apollo Clients have one or more overlapping investment strategies and (iii) all or a portion of an investment opportunity may be allocated to Apollo in accordance with Apollo’s allocation policies and procedures. Also, the investment strategies employed by Apollo for current and future Apollo Clients could conflict with each other and adversely affect the prices and availability of other securities or instruments held by, or potentially considered for, one or more other Apollo Clients. If participation in specific investment opportunities is appropriate for more than one Apollo Client, participation in such opportunities will be allocated pursuant to Apollo’s allocation policies and procedures and the applicable governing documents of the relevant Apollo Clients. There can be no assurance, however, that the application of such allocation policies and procedures will result in the allocation of a specific investment opportunity to the Fund or that the Fund will participate in all investment opportunities falling within its investment objective or be allocated its investment interest. In addition, the Adviser may in certain situations choose to consult with or obtain the consent of the Board of Trustees with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act, including Section 57(f), and the Advisers Act. Such considerations have in the past resulted, and may in the future also result, in allocations of certain investment opportunities (including Platform Investments) among Apollo Clients and Apollo on an other than pari passu basis.

Apollo is committed to allocating investment opportunities in a manner that, over time, is on a fair and equitable basis, and Apollo has established policies and procedures to guide the determination of such allocations. Subject to applicable law, including the 1940 Act, and the Board of Trustees’ oversight, the Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of the Fund.

Apollo’s allocation policies and procedures have established: (i) the allocations committee of Apollo Global Management, Inc. (“AGM” and such committee, the “AGM Allocations Committee”) to, among other things, review: (a) questions regarding an Apollo Client’s mandate; (b) potential distressed control investments; (c) any opportunities involving potential third-party co-investors; and (d) the actions taken by subcommittees to the AGM Allocations Committee (the “Allocations Sub-Committees”) and conflicts of interest that cannot be resolved by the Allocations Sub-Committees; and (ii) allocation guidelines on which such committees generally base their allocation decisions.

Generally, an investment opportunity will be allocated to an Apollo Client if the opportunity reasonably falls within such Apollo Client’s mandate or is otherwise deemed suitable as determined by the relevant portfolio manager, investment committee, the AGM Allocations Committee or an Allocations Sub-Committee. If an investment opportunity falls within the mandate of, or is otherwise deemed suitable for, two or more Apollo Clients and it is not possible to fully satisfy the investment interest of all such Apollo Clients, the investment opportunity generally will be allocated pro rata based on the size of each Apollo Client’s original investment interest. The size of each Apollo Client’s investment interest will be determined generally based on each Apollo Client’s available capital or net asset value (or, in certain circumstances, the available capital or net asset value ascribed to the applicable strategy). However, a number of additional other factors can influence other allocation decisions, including:

(a)	the relative actual or potential exposure of any particular Apollo Client to the type of investment opportunity in terms of its existing investment portfolio;

(b)	the investment objective of such Apollo Client;

(c)

cash availability, suitability, instructions from an Apollo Client, permitted leverage and available financing for the investment opportunity (including taking into account the levels/rates that would be required to obtain an appropriate return);

(d)	the likelihood of current income;

(e)	the size, liquidity and duration of the investment opportunity;

(f)	the seniority of loan and other capital structure criteria;

(g)	with respect to an investment opportunity originated by a third party, the relationships of a particular Apollo Client (or the portfolio manager) to such third party;

(h)	tax considerations;

(i)	regulatory considerations;

(j)	supply or demand for an investment opportunity at a given price level;

(k)

an Apollo Client’s risk or investment concentration parameters (including parameters such as geography, industry, issuer, volatility, leverage, liability duration or weighted average life, asset class type or other risk metrics);

(l)	whether the investment opportunity is a follow-on investment;

(m)

whether the vehicle is in the process of fundraising, is open to redemptions (in which case notions of net asset value and available capital can be subjectively adjusted to account for anticipated inflows or redemptions) or is close to the end of its investment period (for closed-ended funds);

(n)	whether an Apollo Client’s economic exposure has been swapped to, or otherwise assumed by, one or more other parties;

(o)

the governing documents of an Apollo Client (which could include provisions pursuant to which an Apollo Client is entitled to receive an allocation of a certain type of an investment opportunity on a priority basis, which could result in the Fund not participating in any such investment or participating to a lesser extent); and

(p)

such other criteria as are reasonably related to a reasonable allocation of a particular investment opportunity to one or more Apollo Clients (e.g., in the case of an Apollo Client ramp-up period or when incubating a particular investment strategy or product or the investment period or term of an Apollo Client).

In determining whether an investment opportunity falls within an Apollo Client’s mandate, the relevant portfolio manager, investment committee, the AGM Allocation Committee or an Allocations Sub-Committee, as appropriate, will take into consideration that:

(i)	multiple Apollo Clients have investment objectives that overlap to greater or lesser degrees;

(ii)

the applicable legal documents of each Apollo Client contemplate, to greater or lesser degrees, the obligation to offer such Apollo Client investment opportunities that fall within its investment objective or mandate;

(iii)	Apollo endeavors to not systematically disadvantage any Apollo Client;

(iv)	the investment objective of a particular Apollo Client could change over time;

(v)

the ultimate character of an investment opportunity (i.e., its risk/reward profile) will generally not become clear before a great deal of diligence and analysis has been completed by the portfolio manager pursuing such investment opportunity;

(vi)

investment opportunities that are outcomes of heavily negotiated transactions are capable of being structured in a variety of ways, each of which presents its own particular risk/reward profile, tax, regulatory, legal and other considerations; and

(vii)	an Apollo Client could have more than one mandate.

To the extent that the Fund’s participation in an investment opportunity that is otherwise suitable for the Fund and other Apollo Clients would cause the investment to become subject to requirements and restrictions of any law, rule or regulation that could have an adverse impact on any or all participating Apollo Clients (or underlying investors) in such investment opportunity, Apollo is authorized to exclude the Fund as a whole.

With respect to the Fund, on March 29, 2016, Apollo Investment Management, L.P. (“AIM”) received an exemptive order from the SEC permitting AIM to use greater flexibility to negotiate the terms of co-investment transactions with certain of affiliates, including investment funds, including the Fund, managed by AIM or its affiliates, subject to the conditions included therein (the “Order”). Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s independent trustees must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders and is consistent with the board of trustees’ approved criteria. In certain situations where co-investment with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, as discussed above, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.

Apollo’s investment allocation policies and procedures can be revised by Apollo at any time without notice to, or consent from, the shareholders.

Other Participants in Apollo’s Origination Platform. Other Apollo Clients participate in Apollo’s origination platform with the Fund, and certain Apollo Clients’ ability to acquire loans could in certain circumstances be dependent on the existence and performance of such other Apollo Clients. Certain of such other

Apollo Clients will have different terms, investors, types of investors and investment mandates than those of the originating fund and the Fund, which could create conflicts between the interests of the originating fund and the Fund, on the one hand, and one or more of such other Apollo Clients, on the other hand, relating to, among other things, Apollo’s decision-making with respect to the relevant investment. Apollo seeks to resolve any and all conflicts in a fair and equitable manner; however, subject to the 1940 Act, there can be no assurance that any particular conflict will be resolved in the best interests of the Fund under the circumstances.

Investments with Respect to Which Other Apollo Clients May Benefit. The Fund can invest in joint ventures and can invest in Platform Investments (defined below), which investment activities may give rise to future investment opportunities (e.g., a forward commitment or other option acquired by the Fund or a relationship developed in connection with the making of an investment by the Fund) from which one or more other Apollo Clients may benefit. The Adviser has an incentive to take such future opportunities and/or benefits into consideration when making investment decisions for the Fund.

In addition, the 1940 Act may limit the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Platform Investments. In addition, as Apollo continues to seek additional sourcing channels for investment opportunities for the Fund and other Apollo Clients, it is also anticipated that there will be opportunities for investments in various companies or businesses, including, among others, financial services companies and investment advisory/management businesses, that would be allocated to Apollo (and not Apollo Clients, including those participating in Apollo’s origination platform) as part of developing investment sourcing opportunities for the platform, including as part of such underlying investment, a commitment to fund or otherwise contemporaneously participate in such sourcing opportunities by Apollo Clients, including those participating in Apollo’s origination platform (such investments, “Platform Investments”). To the extent applicable, any Platform Investments will be made in compliance with the Order.

From time to time, Apollo recruits an existing or newly formed management team to pursue a new “platform” opportunity that is expected to lead to investment opportunities for Apollo Clients, including the Fund. In other cases, a new Platform Investment may be formed and used to recruit an existing or newly formed management team to build such Platform Investment through acquisitions and organic growth. Finally, in order to augment the Fund team’s capabilities and diligence techniques and, in some instances, to operate or service the Fund’s investments, Apollo may partner with, including through joint ventures, Platform Investments or by making investments in, high-quality operators with significant expertise and the requisite skills to operate or service the Fund’s assets. The structure of each Platform Investment and the engagement of each operating partner will vary, including in respect of whether a management or operating team’s services are exclusive to the platform and whether members of the management team are employed directly by such platform or indirectly through a separate management company established to manage such platform, and such structures are subject to change throughout an investment’s hold period, for example, in connection with potential restructurings, refinancings and/or dispositions. Members of the management or operating team for a Platform Investment could include former Apollo personnel, industry advisors, senior advisors and Apollo advisors. The management or operating team of a Platform Investment (or one or more members thereof) may also provide the same or similar services with respect to other Platform Investments of the Fund and/or one or more other Apollo Clients (including predecessor funds and successor funds thereto and co-investment vehicles) or provide the same or similar services for assets owned by third parties. The Fund may realize a Platform Investment (in whole or in part) through sale of the platform or a disposition of assets held through the platform. The services provided by the platform’s management and operating team could be similar to, and overlap with, services provided by Apollo to the Fund or to other Apollo Clients, and the services may be provided exclusively to the Platform Investments.

As with the Fund’s other portfolio investments, in respect of all Platform Investments, the Fund will bear the expenses of the management team and/or portfolio entity, as the case may be, including, for example, any overhead expenses, management fees or other fees, employee compensation, diligence expenses or other expenses in connection with backing the management team and/or the build out of the platform entity. Such expenses may be borne directly by the Fund pursuant to the Advisory Agreement or Administration Agreement, as applicable, or indirectly through operational expenses of the Platform Investment. In each case subject to the 1940 Act, the compensation of management of a platform portfolio entity may include management fees (or other fees, including, for example, origination fees) or interests in the profits of the portfolio entity (or other entity in the holdings structure of the Platform Investment), including profits realized in connection with the disposition of an asset and other performance-based compensation. None of the compensation or expenses described above will be offset against any management fees in respect of the Fund and will be borne by the applicable Platform Investment or by the Fund as Fund expenses pursuant to the Advisory Agreement and Administration Agreement.

Co-Investments Generally and Co-Investors. The Adviser may, consistent with the Order, offer the opportunity to co-invest alongside the Fund to one or more Co-Investors (as described below). The Adviser can, in its sole discretion, offer the opportunity to co-invest alongside the Fund to (i) other Apollo Clients, (ii) any limited partner of an Apollo Client (or any of its beneficial owners or any other client or account of its advisor or consultant), (iii) management or employees of the relevant portfolio company or issuer to which the Fund makes a loan or in which the Fund invests directly (a “Portfolio Company”), consultants and advisors with respect to such Portfolio Company or pre-existing investors or other persons associated with such Portfolio Company, (iv) any joint venture partner or operating partner, (v) any alternative investment fund or business sponsored, managed or advised by persons other than Apollo or (vi) any other persons or entities, including persons or entities whom the Adviser believes will be of benefit to the Fund or one or more Portfolio Companies or who may provide a strategic, sourcing or similar benefit to Apollo, any Apollo Client, the Fund, a Portfolio Company or one or more of their respective affiliates due to industry expertise, regulatory expertise, end-user expertise or otherwise (including credit or other investment funds sponsored by persons other than Apollo in so-called “club deals” through joint ventures or other entities). “Co-Investors” and any similar terminology are intended to refer to investment opportunities that are allocated to the Fund based on its investment strategy and objectives and with respect to which the Adviser has, in each case, in its sole discretion, determined that it is appropriate to offer the opportunity to co-invest alongside the Fund to one or more such Co-Investors. Some of the Co-Investors with whom the Fund may co-invest have pre-existing investments with Apollo, and the terms of such pre-existing investments may differ from the terms upon which such persons may invest with the Fund in such investment.

As a business development company regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside Apollo Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may co-invest with Apollo Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Apollo Clients) in investments that are suitable for the Fund and one or more of such Apollo Clients. Even if the Fund and any such Apollo Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

Co-investment Allocations. The Adviser can allocate co-investment opportunities among Co-Investors in any manner it deems appropriate in its sole discretion taking into account those factors that it deems relevant under the circumstances, including:

(i)

the character or nature of the co-investment opportunity (e.g., its size, structure, geographic location, relevant industry, tax characteristics, timing and any contemplated minimum commitment threshold);

(ii)	the level of demand for participation in such co-investment opportunity;

(iii)	the ability of a prospective Co-Investor to analyze or consummate a potential co-investment opportunity, including on an expedited basis;

(iv)	certainty of funding and whether a prospective Co-Investor has the financial resources to provide the requisite capital;

(v)	the investing objectives and existing portfolio of the prospective Co-Investor;

(vi)	as noted above, whether a prospective Co-Investor is a private fund or similar person or business sponsored, managed or advised by persons other than Apollo;

(vii)	the reporting, public relations, competitive, confidentiality or other issues that may also arise as a result of the co-investment;

(viii)	the legal or regulatory constraints to which the proposed investment is expected to give rise or that are applicable to a prospective Co-Investor;

(ix)	the ability of the prospective Co-Investor to make commitments to invest in other Apollo Clients (including contemporaneously with the applicable co-investment);

(x)	Apollo’s own interests;

(xi)

the prospective Co-Investor can provide a strategic, sourcing or similar benefit to Apollo, the Fund, a Portfolio Company or one or more of their respective affiliates due to industry expertise, regulatory expertise, end-user expertise or otherwise;

(xii)	the prospective Co-Investor’s existing or prospective relationship with Apollo; and

(xiii)	with respect to the Fund, the restrictions set forth in the Order.

With respect to allocations influenced by Apollo’s own interests, there may be a variety of circumstances where Apollo will be incentivized to afford co-investment opportunities to one Co-Investor over another. For example, depending on the fee structure of the co-investment opportunity, if any, Apollo may be economically incentivized to offer such co-investment opportunity to certain Co-Investors over others based on its economic arrangement with such Co-Investors in connection with the applicable co-investment opportunity or otherwise. Additionally, Apollo may be contractually incentivized or obligated to offer certain Co-Investors a minimum amount of co-investment opportunities or otherwise bear adverse economic consequences for failure to do so, which consequences may include, a loss of future economic rights, including carried interest or other incentive arrangements.

Apollo may allocate co-investment opportunities to prospective Co-Investors that ultimately decline to participate in the offered co-investment. In such instance, if another Co-Investor is not identified, the certain Apollo Clients may be unable to consummate an investment, or may end up holding a larger portion of an investment than Apollo had initially anticipated. To the extent that this happens, the Apollo Client may have insufficient capital to pursue other opportunities or may not achieve its intended portfolio diversification.

The Fund may co-invest together with other Apollo Clients in some or all of the Fund’s investment opportunities, consistent with the Order. Apollo may also offer co-investment opportunities to Apollo co-investment vehicles (which may include participation by Apollo professionals and employees and other Apollo Clients or entities and other key advisors/relationships of Apollo). In determining the allocation of such co-investment opportunities, Apollo considers a multitude of factors, including its own interest in investing in the opportunity, including the Apollo Co-Investment Percentage. With respect to the Fund, any co-investment expenses shall be paid consistent with the Order. With respect to other Co-Investors that committed to participate in a particular unconsummated co-investment, such Co-Investors shall bear their proportionate share of any fees, costs or expenses related to such unconsummated co-investment, such as reverse break-up fees or broken deal expenses.

Co-Investment Expenses. The Adviser may, but will not be obligated to, endeavor to cause unaffiliated Co-Investors that committed to participate in a particular unconsummated co-investment to bear their proportionate share of any fees, costs or expenses related to such unconsummated co-investment, such as reverse break-up fees or broken deal expenses, subject to the Order and the 1940 Act.

Fees and Carried Interest Payable with Respect to Co-Investments. Apollo can in its discretion: (i) receive performance-based compensation (such as carried interest or performance allocations), management fees or other similar fees from Co-Investors, and Apollo may make an investment, or otherwise participate, in any vehicle formed to structure a co-investment to facilitate, among other things, receipt of such performance-based compensation, management fees or other similar fees; and (ii) collect customary fees in connection with actual or contemplated investments that are the subject of such co-investment arrangements, and any such fees will be retained by, and be for the benefit of, the Adviser or any of its respective affiliates with respect to certain Co-Investors. Any such carried interest, incentive allocation, management fees or other similar fees received from Co- Investors with respect to any co-investment may (or may not) differ from those charged to the Fund. Additionally, in those circumstances where the applicable Co-Investors include one or more members of a Portfolio Company’s management group, the Co-Investors who are members of such management group may receive compensation relating to the investment in such Portfolio Company, including incentive compensation arrangements.

Syndications; Syndication Fees: Subject to the limitations of the 1940 Act, it is possible that a portion of the Fund’s Portfolio Investments will be syndicated to Apollo Clients, their portfolio companies, investors in Apollo Clients and other third parties via participations in and/or assignments or sales of loans (or interests therein) that the Fund purchased or originated. Subject to the limitations of the 1940 Act, Apollo, the Adviser and their affiliates and/or Apollo Clients may receive certain fees in connection with any such syndication. While the terms of any such transaction, including the price of the participation, assignment or sale, will not be set by the Apollo, the Adviser or the Fund but rather will be established based on third-party valuations, Apollo will nevertheless have an incentive to determine the amount and timing of each syndication in a manner that takes into account the interests of other Apollo Clients that may participate, as well as the prospect of the fees described above, which will not necessarily be consistent with the interests of the Fund in connection with any particular investment.

Sharing of Services. Subject to the limitations of the 1940 Act, in certain circumstances, in order to create efficiencies and optimize performance, one or more Portfolio Companies of the Fund could determine to share the operational, legal, financial, back-office or other resources of another Portfolio Company of the Fund or a Portfolio Company of an Apollo Client. In connection therewith, the costs and expenses related to such services will be allocated among the relevant entities by Apollo in good faith and in accordance with the 1940 Act and SEC guidance. In addition, it is possible that a Portfolio Company or an affiliated service provider may be in the business of providing services that are, or could be, utilized by another Portfolio Company. In this situation, the Adviser may determine that one or more Portfolio Companies use the other Portfolio Company’s or affiliated service provider’s services, even where these services were previously provided to the investment from a third party. As applicable, the Fund’s Board of Trustees will approve any such services provided by an affiliated service provider. See “Affiliated Loan Origination and/or Servicing Businesses” below.

Allocation of Expenses. Apollo will from time to time incur fees, costs and expenses on behalf of the Fund, one or more other Apollo Clients and itself. To the extent such fees, costs and expenses are incurred for the account or for the benefit of the Fund, one or more other Apollo Clients and itself, the Fund, such other Apollo Clients and Apollo will typically bear an allocable portion of any such fees, costs and expenses (subject to the terms of the Advisory Agreement and Administration Agreement) in such manner as the Adviser in good faith determines. In most cases, Apollo’s Expense Allocation Steering Committee, which typically meets on a quarterly basis, is responsible for the overall expense allocations and the related methodologies for Apollo and Apollo Clients. For example, with respect to Apollo’s group professional liability insurance policy, approximately 90% of the premiums are allocated among all Apollo Clients covered under such policy while the remaining portion is borne by Apollo. Although Apollo endeavors to allocate such fees, costs and expenses in good faith over time, there can be no assurance that such fees, costs and expenses will in all cases be allocated appropriately. Notwithstanding the foregoing, Apollo may in the future develop policies and procedures to address the allocation of expenses that differ from its current practice.

Apollo anticipates that fees, costs and expenses incurred in connection with the acquisition of Portfolio Investments will typically be borne by the relevant Portfolio Companies. However, it is possible that one or more

Portfolio Companies will not agree to pay all or a portion of such amounts, or will not pay such amounts when due. In either such case, such expenses (or portion thereof) will be borne by the applicable Apollo Clients (including the Fund) as operating expenses.

Overhead Allocation. Apollo has in-house accounting, legal, compliance, tax, administrative, operational, finance, risk, reporting, technology, investor servicing and other types of personnel or employees that provide support to Apollo Clients (including the Fund) and their respective subsidiaries and potential and existing portfolio investments on an ongoing basis. These employees assist with, among other things, the legal, compliance, tax, administrative, operational, finance, risk, reporting, technology, investor servicing and other functions of the Adviser, the Administrator, their affiliates and Apollo Clients (including the formation of, and capital raising for, Apollo Clients) and their respective acquisition, due diligence, holding, maintenance, financing, restructuring and disposition of investments, including, without limitation, mergers and acquisitions, financing and accounting, legal, tax and operational support and risk, litigation and regulatory management and compliance. The performance of such functions by Apollo employees could be in addition to or as an alternative to the outsourcing of any such services to third party service providers at market rates, including entities and persons regularly used by Apollo and its affiliates, Apollo Clients and their respective potential and existing portfolio investments. All fees, costs and expenses incurred by Apollo (including allocable compensation of such personnel or employees and related overhead otherwise payable by Apollo in connection with their employment, such as rent and benefits) in connection with services performed by personnel or employees of the Adviser or Administrator or their affiliates that constitute services for or in respect of the Fund, its subsidiaries and its existing and potential portfolio investments, may be allocable to and borne by the Fund pursuant to the Advisory Agreement or Administration Agreement, as applicable. See “Advisory Agreement and Administration Agreement” above. Such allocations to the Fund will be based on any of the following methodologies (or any combination thereof), among others: (i) requiring personnel to periodically allocate their historical time spent with respect to the Fund, the Adviser or Administrator, approximating the proportion of certain personnel’s time spent with respect to the Fund (which will be tracked on a weekly or biweekly basis), and, in each case, allocating their compensation and allocable overhead based on such approximations of time spent, or charging such approximations of time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that the Adviser or Administrator, as applicable, determines in good faith represents a fair recoupment of expenses and for such services, or (iii) any other methodology determined by the Adviser or Administrator, as applicable, in good faith to be appropriate and practicable under the circumstances. Further, the methodology utilized for one personnel group could be different from the methodology utilized by another personnel group, and different methodologies may be utilized, including within a single personnel group, at different times or in determining different types of allocations (such as allocations among Apollo Clients, on the one hand, and allocations as between Apollo Clients and Apollo affiliates, on the other hand). Determining such charges based on approximate allocations, rather than time recorded on an hourly or similar basis (which will not be undertaken), could result in the Fund being charged a different amount (including relative to another Apollo Client), which could be higher or lower, than would be the case under a different methodology. In addition, any methodology (including the choice thereof), as well as the application of any approximations it entails, involves inherent conflicts between the interests of the Fund, on the one hand, and any other Apollo Client or Apollo affiliate to which all or a portion of the relevant personnel’s time would otherwise be charged, on the other hand, and could result in incurrence of greater expenses by the Fund and its subsidiaries and potential and existing Portfolio Investments than would be the case if such services were provided by third parties at market rates. Further, some Apollo Clients’ governing documents could restrict or preclude the allocation of any of the foregoing amounts to such Apollo Clients, in which case such Apollo Clients could bear a lesser amount of such expenses relative to the Fund or any other Apollo Client, or not bear any such expenses at all.

Restrictions on Transactions Due to Other Apollo Businesses. From time to time, various potential and actual conflicts of interest will arise from the overall advisory, investment and other activities of Apollo and its personnel. Apollo will endeavor to resolve conflicts of interest with respect to investment opportunities in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances. As discussed further in “Allocation of Investment Opportunities” above, and in “Potential Duties to Other Stakeholders” below, Apollo can invest, on its own behalf, in securities and other instruments that would be appropriate for, held by or fall within the investment guidelines of an Apollo Client. Apollo can give advice or take action for its own account that can differ from, conflict with or be adverse to advice given or action taken for Apollo Clients. These activities will, in certain circumstances, adversely affect the prices and availability of other business opportunities, transactions, securities or instruments held by, available to or potentially considered for one or more Apollo Clients. Potential conflicts of interest also arise due to the fact that Apollo has investments in some Apollo Clients but not in others, or has different levels of investment in the various Apollo Clients, and that the Apollo Clients bear different levels of fees and incentive compensation in favor of Apollo.

Apollo, together with Apollo Clients, engages in a broad range of business activities and invests in businesses and assets whose operations can be substantially similar to, and/or competitive with, the business and assets in which Apollo Clients have invested. The performance and operation of such competing businesses and assets could conflict with and adversely affect the performance and operation of an Apollo Client’s portfolio companies or other operating entities, and could adversely affect the prices and availability of business opportunities, transactions, securities or instruments held by, available to or potentially considered for such portfolio investments. Apollo will seek to resolve conflicts in a manner that Apollo deems to be fair and equitable.

In addition, Apollo can give advice, or take action with respect to, the investments of one or more Apollo Clients that may not be given or taken with respect to other Apollo Clients with similar investment programs, objectives or strategies. Accordingly, Apollo Clients with similar strategies may not hold the same securities or instruments or achieve the same performance. Apollo also advises Apollo Clients with conflicting investment objectives or strategies. These activities also could adversely affect the prices and availability of other securities or instruments held by, available to or potentially considered for one or more Apollo Clients. Apollo has and expects to maintain ongoing relationships with issuers whose securities have been acquired by, or are being considered for investment by, Apollo Clients.

Apollo may also have ongoing relationships with issuers whose securities have been acquired by, or are being considered for investment by, Apollo Clients. From time to time, Apollo may acquire securities or other financial instruments of an issuer for one Apollo Client which are senior or junior to securities or other financial instruments of the same issuer that are held by or acquired for another Apollo Client (e.g., one Apollo Client could acquire senior debt while another Apollo Client acquires subordinated debt). Apollo also advises Apollo Clients with conflicting investment objectives or strategies. For example, in the event such issuer enters bankruptcy, the Apollo Client holding securities that are senior in bankruptcy preference is expected to have the right to pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to such Apollo Client, and Apollo might have an obligation to pursue such remedy on behalf of such Apollo Client. As a result, another Apollo Client holding assets of the same issuer that are more junior in the capital structure might not have access to sufficient assets of the issuer to completely satisfy its bankruptcy claim against the issuer and suffer a loss. These activities also could adversely affect the prices and availability of other securities or instruments held by, available to or potentially considered for one or more Apollo Clients.

Apollo Clients will, from time to time, subject to their governing documents, as applicable, acquire and dispose of securities or other financial instruments in portfolio investments at different times and upon different terms. The interests of Apollo Clients (including the Fund) in such investments will not be aligned in all or any circumstances, and there will be actual or potential conflicts of interests or the appearance thereof. In this regard, actions could, from time to time, be taken by Apollo that are adverse to the Fund. Apollo will also have ongoing relationships with issuers whose securities have been acquired by or are being considered for investment by Apollo Clients. Situations could arise where another Apollo Client acquires or otherwise engages in transactions with respect to securities of an entity in which the Fund has a financial interest (whether in the same or a different class of securities) or otherwise engages in selling, divesting or making further acquisitions or otherwise engages in transactions with respect to securities of such entity, including in connection with and following a co-investment. For example, the Fund can engage assets of other Apollo Clients to provide additional services with respect to the Fund’s Portfolio Companies. To the extent that any transactions involve the sale of securities between Apollo Clients, such transactions will be conducted in accordance with, and subject to, the 1940 Act and its rules and regulations, and to the extent that any such transactions may be viewed as a principal transaction due to the ownership interest by Apollo and its personnel, Apollo will comply with the requirements of Section 206(3) of the Advisers Act and its internal policies.

As described herein, Apollo, together with Apollo Clients, engages in a broad range of business activities and invests in a broad range of businesses and assets. The Adviser may take into account Apollo’s, it affiliates’ and/or other Apollo Clients’ respective interests (including reputational interests) when determining whether to pursue a potential Portfolio Investment for the Fund. As a result, it is possible that the Adviser may choose not to pursue or consummate an investment opportunity for the Fund notwithstanding that such investment may be profitable for the Fund or that the Adviser may choose not to pursue an investment opportunity because of the reputational, financial and/or other interests of Apollo and its Affiliates.

Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain affiliates (including portfolio companies of Apollo Clients) without the prior approval of a majority of the independent members of the Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board of Trustees. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board of Trustees and, in some cases, the SEC.

Capital Structure Conflicts. The Fund is permitted to invest in a Portfolio Company in which one or more other Apollo Clients hold an investment in a different class of such Portfolio Company’s debt or equity, or vice versa, subject to the limitations of the 1940 Act. For example, to the extent permitted by the 1940 Act with respect to the Fund:

(i)

Apollo can acquire securities or other financial instruments of an issuer for one Apollo Client or itself that are senior or junior to securities or other financial instruments of the same issuer that are held by, or acquired for, another Apollo Client (e.g., one Apollo Client could acquire senior debt while another Apollo Client acquires subordinated debt),

(ii)

Apollo could make a holistic capital solutions proposal to an issuer that involves multiple Apollo Clients (including the Fund) providing financing, in the form of debt or equity, or a combination thereof investing across two or more tranches or series of such issuer’s capital structure,

(iii)	Apollo can permit other Apollo Clients to provide debt or equity financing to a Portfolio Company in which the Fund holds an investment,

(iv)	Apollo can permit the Fund (including together with other Apollo Clients) to provide financing to a portfolio company/portfolio investment of other Apollo Clients or

(v)	Apollo can cause an Apollo Client (including the Fund) to provide financing and/or leverage to another Apollo Client (including the Fund) with respect to investments.

Conflicts of interest are expected to arise under such circumstances. For example, in the event Apollo negotiates a holistic capital solution with an issuer, as described in clause (ii) of the previous sentence, the specific terms and conditions of each tranche or series could be impacted by Apollo’s desire to provide an overall financing package, which could result in the terms and conditions of the tranche or series in which the Fund participates being less favorable to the Fund than could have been the case absent such an overall arrangement. This could be exacerbated if there is no or limited overlap of participating Apollo Clients (including the Fund) in the different tranches or series. Apollo, in its sole discretion, and in response to the desires of an issuer in some cases, could negotiate for enhanced terms or protections for one tranche or series at the expense of another tranche or series, and the issuer’s ultimate approval of the holistic capital solution should not be viewed as dispositive that the terms and conditions of each tranche or series, taken individually, reflect an arms’-length arrangement.

In addition, in the event that any issuer in which Apollo and/or Apollo Clients are invested in different levels of the capital structure enters bankruptcy, Apollo or the Apollo Client(s) holding securities that are senior in bankruptcy preference are expected to have the right to aggressively pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to Apollo or such Apollo Client(s), and Apollo might have an obligation to pursue such remedy on behalf of itself or such Apollo Client(s). As a result, another Apollo Client holding assets of the same issuer that are more junior in the capital structure might not have access to sufficient assets of the issuer to completely satisfy its bankruptcy claim against the issuer and suffer a loss.

Apollo has instituted policies and procedures that are reasonably designed to identify and address such potential conflicts of interest (whether including at the inception of an investment and during the holding or ownership of an investment) and that seek to ensure that Apollo Clients are treated fairly and equitably. The application by Apollo of its policies and procedures will vary based on the particular facts and circumstances surrounding each investment made by Apollo and Apollo Clients (including the Fund), or made by two or more Apollo Clients (including the Fund), in different classes, series or tranches of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure), and, as such, investors should expect some degree of variation, and potentially inconsistency, in the manner in which potential, or actual, conflicts of interest are addressed by Apollo. While Apollo’s policies and procedures for addressing the conflicts between Apollo and Apollo Clients and among multiple Apollo Clients in these situations are intended to resolve the conflicts in an impartial manner, there can be no assurance that Apollo’s own interests will not influence its conduct.

In addressing certain of the potential conflicts of interest described herein, Apollo and/or the Adviser may, but will not be obligated to, take one or more actions on behalf of the Fund or any other Apollo Client, including any one or more of the following:

(i)

causing an Apollo Client (including the Fund) to remain passive in a situation in which it is otherwise entitled to vote, which may mean that the Fund or any other Apollo Client defers to the decision or judgment of an independent, third-party investor in the same class of equity or debt securities or other financial instruments held by the Fund or such other Apollo Client;

(ii)	referring the matter to one or more persons not affiliated with Apollo to review or approve of an intended course of action with respect to such matter;

(iii)

establishing ethical screens or information barriers to separate Apollo investment professionals or assigning different teams of Apollo investment professionals, in each case, who are supported by separate legal counsel and other advisers, to act independently of each other in representing different Apollo Clients or Apollo Clients that hold different classes, series or tranches of an issuer’s capital structure;

(iv)

as between two Apollo Clients, ensuring (or seeking to ensure) that the underlying investors therein own interests in the same securities or financial instruments and in the same proportions so as to preserve an alignment of interest; or

(v)

causing the Fund or another Apollo Client to divest itself of a security, financial instrument or particular class, series or tranche of an issuer’s capital structure it might otherwise have held on to.

Any such step would be subject to the 1940 Act and could have the effect of benefiting other Apollo Clients or Apollo at the expense of the Fund, and there can be no assurance that any of these measures will be feasible or effective in any particular situation, and it is possible that the outcome for the Fund will be less favorable than might otherwise have been the case if Apollo had not had duties to other Apollo Clients.

The Adviser, its affiliates and management of a Portfolio Company will be required at times to make decisions that are adverse to the interests of the equity investors in such Portfolio Company while at the same time beneficial to the debt investors in such Portfolio Company, or vice versa (for example, if such Portfolio Company or a subsidiary thereof should file for bankruptcy). For example, should the Adviser and its affiliates or management of a Portfolio Company act in a way that is not in the best interests of the debt investors in such Portfolio Company, then, to the extent that the Adviser and its affiliates or management of such Portfolio Company are directed by Apollo, such decision could subject the Adviser and the Fund, among others, to the risk of claims to which they would not otherwise be subject, including claims of breach of the duty of loyalty or violations of securities law. To the extent that a greater number or proportion of debt investors in a Portfolio Company are Apollo Clients (or Apollo) or are investors in Apollo Clients, Apollo will be incentivized to prioritize the interests of the debt investors in such Portfolio Company (including Apollo itself) over the interests of the equity investors in such Portfolio Company (including Apollo itself), and vice versa, and Apollo will be subject to certain conflicts of interest in connection therewith.

Certain Transactions. Situations may arise where certain assets held by the Fund may be transferred to Apollo Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act.

Representing Creditors and Debtors. The Adviser and its affiliates can serve as the controlling persons of Apollo Clients that hold positions in creditors or debtors either in proceedings under relevant bankruptcy or insolvency codes or prior to such filings. From time to time, the Adviser and its affiliates serve as advisers to creditor or equity committees on behalf of such Apollo Clients. This involvement, for which the Adviser and its affiliates could be compensated, could, among other things, limit or preclude the flexibility that the Fund otherwise has to participate in restructurings of investments, or that the Fund requires to liquidate any existing positions of the applicable issuer.

Subdivision of Debt Obligations. Subject to the limitations of the 1940 Act and the conditions under the Order, the Adviser, acting in respect of the Fund and other Apollo Clients, is permitted, from time to time, to subdivide a debt obligation into two or more tranches, each of which has different terms from the original obligation with respect to interest and principal repayment, seniority and subordination, default remedies, rights to collateral and other matters. The owner of the original obligation, which could have been acquired directly from a borrower in a negotiated transaction or in the secondary market, can retain an interest in one or more tranches and elect to dispose of any such interests. The subdivision or “tranching” of debt obligations typically will be undertaken when Apollo determines that it can achieve competitive advantages or other benefits. For example, a borrower would be expected to favor a lender that is prepared to negotiate a single, consolidated credit arrangement, instead of having to negotiate senior and subordinated loans and/or secured and unsecured loans with multiple lenders. Tranching can also facilitate access to debt obligations or other securities having specific features that suit the differing risk and return parameters of different Apollo Clients (including the Fund) on a more customized basis than is available in the market at a particular time. Participation by the Fund in these tranching activities may give rise to a variety of potential conflicts of interest with Apollo and other Apollo Clients. See also “Exercise of Rights and Remedies” and “Bankruptcy and Other Distress Situations” below.

Bankruptcy and Other Distress Situations. When a debtor with different classes of outstanding debt becomes bankrupt or experiences severe financial distress, a resolution of the situation often requires adversarial judicial proceedings or contentious negotiations. If this were to occur with respect to a debtor for which the Fund and other Apollo Clients hold different tranches of debt or other securities, it generally will not be feasible for Apollo to advocate effectively for the interests of all of its clients to the extent that there are conflicting or competing interests among holders of different tranches. As a threshold matter, Apollo expects that in a bankruptcy or other distressed situation, it will generally consider whether it is necessary or appropriate to arrange for separate legal counsel to be engaged on behalf of each separate tranche in order to analyze and identify the available rights, remedies, potential claims and legal strategies for seeking to maximize the recovery potentially available to the tranche, unless the outcome for a particular tranche is clear and certain. It is anticipated that, where feasible, an effort will be made to fashion a compromise solution. Any such effort to reach a compromise solution could result in the Fund and, in turn, other Apollo Clients, experiencing a worse outcome than they might have achieved in the absence of Apollo’s conflicting loyalties. In certain circumstances, Apollo could seek to mitigate the conflict by delegating certain decision-making responsibilities on behalf of the Fund or other Apollo Clients to unaffiliated third parties, or by seeking to dispose in whole or in part of one or more tranches. Alternatively, Apollo can seek to accommodate the competing interests of Apollo Clients by assigning different teams of Apollo investment professionals, supported by separate legal counsel and other advisers, to act independently of each other in representing different tranches. There can be no assurance that any of these measures will be implemented, feasible or effective in any particular situation, and it is possible that the outcome for the Fund, and in turn, the Apollo Client, will be less favorable than might otherwise have been the case if Apollo had not had duties to Apollo Clients holding other tranches.

While Apollo anticipates that, over time, the overall benefits of permitting multiple clients, including the Fund, to participate in different tranches will outweigh the potential disadvantages in particular circumstances, there is no way to predict whether these net benefits will ultimately be achieved. Moreover, Apollo’s own interests will influence how conflicts between clients in these situations will be resolved. For example, Apollo will be perceived to have an incentive to favor the interests of Apollo Clients that invest primarily in more subordinated classes of debt, since Apollo’s compensation from such clients is generally higher than the compensation earned from clients that invest primarily in more senior debt. While Apollo’s policies and procedures for addressing the conflicts between its clients in these situations are intended to resolve the conflicts in an impartial manner, there can be no assurance that Apollo’s own interests will not influence its conduct.

Brokerage Commissions. The Fund’s securities transactions generate brokerage commissions and other compensation, including clearing fees and charges, all of which the Fund, not the Adviser or any of their affiliates, will be obligated to pay. The Adviser has sole discretion in deciding what brokers and dealers the Fund uses, subject to Board approval, and in negotiating the rates of brokerage commissions and other compensation the Fund pays. In selecting brokers and negotiating commission rates, the Adviser (i) will take into account such information it deems appropriate, (ii) need not solicit competitive bids and (iii) does not have any obligation to seek the lowest available commission cost or spread. The Fund buys and sells securities directly from or to brokers each acting as “principals” at prices that include markups or markdowns, and buys securities from underwriters or dealers in public offerings at prices that include compensation to the underwriters and dealers. Any use of commissions or “soft dollars” generated by the Fund to pay for brokerage and research products or services will fall within the safe harbor created by Section 28(e) of the Exchange Act, although the Fund does not intend to use “soft dollars.”

Information Barriers. Apollo currently operates without ethical screens or information barriers that some other investment management firms implement to separate persons who make investment decisions from others who might possess material nonpublic information that could influence such decisions. In an effort to manage possible risks arising from Apollo’s decision not to implement such screens, Apollo maintains a code of ethics (the “Code of Ethics”) and provides training to relevant personnel with respect to conflicts of interest and how such conflicts are identified and resolved under Apollo’s policies and procedures. In addition, Apollo’s compliance department maintains a list of restricted securities with respect to which Apollo could have access to material nonpublic information and in which Apollo Clients are not permitted to trade. In the event that any employee of Apollo obtains such material nonpublic information, Apollo will be restricted in acquiring or disposing of the relevant investments on behalf of Apollo Clients, which could impact the returns generated for such Apollo Clients.

Notwithstanding the maintenance of restricted securities lists and other internal controls, it is possible that the internal controls relating to the management of material nonpublic information could fail and result in Apollo, or one of its investment professionals or other employees, buying or selling a security while, at least constructively, in possession of material nonpublic information. Inadvertent trading on material nonpublic information could have adverse effects on Apollo’s reputation, result in the imposition of regulatory or financial sanctions and, as a consequence, negatively impact Apollo’s ability to provide its investment management services to Apollo Clients. In addition, Apollo’s investment professionals or other employees will acquire, in their capacities as investment professionals or otherwise of one or more Apollo Clients (including the Fund), nonpublic information regarding investment opportunities, business methodologies, strategies and other proprietary information that is shared with and ultimately used for the benefit of other Apollo Clients, including Apollo Clients (other than the Fund) within Apollo’s credit business segment or in Apollo’s private equity or real assets business segments. Although Apollo will endeavor to ensure that such information sharing and use does not prejudice the Fund or one or more other Apollo Clients, there can be no assurance that such endeavors will be sufficient or successful.

While Apollo currently operates without information barriers on an integrated basis, Apollo could be required by certain regulations, or decide that it is advisable, to establish information barriers. In such event, Apollo’s ability to operate as an integrated platform would be impaired, which would limit the Adviser’s access to certain Apollo personnel and could adversely impact its ability to manage the Fund’s investments. The establishment of such information barriers could also lead to operational disruptions and result in restructuring costs, including costs related to hiring additional personnel as existing investment professionals are allocated to either side of such barriers, which could adversely affect Apollo’s business and the Fund.

Management Team. Management intends to devote sufficient time to the Fund. Apollo and its personnel will have conflicts of interest in allocating their time and services among Apollo Clients and personal investment activities. The Adviser’s personnel will work on other projects, including other Apollo Clients and Apollo’s other existing and potential business activities. In addition, Apollo’s personnel will participate in the management of the investment activities of other Apollo Clients concurrently with their obligations to the Fund. In certain circumstances, it is possible that the investments held by such Apollo Clients will be in competition with those of the Fund. None of the shareholders will have an interest in investments made by such other Apollo Clients solely by reason of their investment in the Fund.

Employees of Apollo may, from time to time, serve as directors or as board observers with respect to operating entities, the securities of which are purchased on behalf of Apollo Clients. In the event that Apollo (i) obtains material nonpublic information in such capacity with respect to the issuer of any such securities or (ii) is subject to trading restrictions pursuant to the internal policies of such issuer, Apollo will be restricted from engaging in transactions with respect to the securities or instruments of such issuer. Such a restriction could have an adverse effect on the Fund and other Apollo Clients.

Conflicts of interest are expected to arise because Apollo employees (including personnel dedicated to the Fund) will serve as directors, board observers or management committee members or in a similar capacity, of certain of the operating entities in which the Fund invests. In addition to any fiduciary duties Apollo employees owe to the Fund as directors or management committee members of operating entities, such employees may owe fiduciary duties to the other owners of such entities, which in many cases are other Apollo Clients, and to persons other than the Fund. In general, such director or similar positions are often important to the Fund’s investment strategy and often have the effect of enhancing the ability of Apollo to manage investments. However, such positions could also have the effect of impairing the ability of Apollo to sell the related securities when, and upon the terms, it otherwise desires. In addition, such positions can place Apollo employees in a position where they must make a decision that is either not in the best interests of the Fund or not in the best interests of the other owners of the operating entity where the Fund is not the sole owner of the applicable operating entity. Should an Apollo employee make a decision that is not in the best interest of such owners, such decision could subject Apollo and the Fund to claims that they would not otherwise be subject to as an investor, including claims of breach of the duty of loyalty, securities claims and other director-related claims. In addition, because of the potential conflicting fiduciary duties, Apollo could be restricted in choosing investments for the Fund, which could negatively impact returns received by the Fund.

Apollo’s three founders (the “Founders”) have established family offices (each a “Family Office” and collectively the “Family Offices”) to provide investment advisory, accounting, administrative and other services to their respective family accounts (including certain charitable accounts) in connection with their personal investment activities unrelated to their investments in Apollo entities. The investment activities of the Family

Offices and the involvement of the Founders in these activities give rise to potential conflicts between the personal financial interests of the Founders and the interests of the Fund or other Apollo Clients (for example, if the Family Offices were to hold debt obligations or securities in a Portfolio Company in which the Fund or another Apollo Client owned equity or subordinated debt and that was experiencing financial distress). Apollo has adopted certain procedures designed to mitigate some of these potential conflicts (for example, by requiring investment professionals employed by the Family Offices to refrain from making direct investments in portfolio investments that are controlled by the Fund or other Apollo Clients or that are the subject of announced transactions involving the Fund or other Apollo Clients).

Each of the Family Offices employs its own professional staff at its own expense, and each of them conducts its day-to-day operations independently of Apollo. Set forth below is a summary of certain procedures that are currently in place for certain categories of investments in which the Family Offices can participate, in each case subject to the limitations of the 1940 Act and conditions under the Order:

•

Liquid Credit Investments. The Founders generally do not participate in decisions to invest in, nor do they have investment discretion with respect to, liquid credit investments by their respective Family Offices. To the extent a Founder does not provide guidance or participate in investment decisions with respect to liquid credit investments, its respective Family Office may participate in such investments provided that the Family Office certifies to Apollo Compliance, on a quarterly basis, that it was not directed by its respective Founder to buy, sell or vote on any such liquid credit investments. To the extent a Founder were to provide guidance or participate in investment decisions with respect to liquid credit investments on behalf of its respective Family Office, such investment opportunities would first be reviewed by Apollo for potential conflicts of interest, including for possible allocation to the Fund or other Apollo Clients.

•

Illiquid, Private Investments (Equity and Debt) and Public Equities. The Founders may provide guidance or participate in investment decisions on behalf of their respective Family Offices in connection with illiquid, private investments and public equities. These investment opportunities are reviewed by Apollo for potential conflicts of interest, including for possible allocation to the Fund or other Apollo Clients.

These procedures are designed to seek to mitigate conflicts of interest; however, there will be situations where a Family Office, with respect to certain asset classes, reviews and invests in investment opportunities that overlap with the mandates of the Fund or other Apollo Clients. These procedures can be revised by Apollo at any time without notice to, or consent from, the shareholders.

Affiliated Service Providers. Subject to the limitations of the 1940 Act and SEC guidance, the Fund and/or its existing and potential Portfolio Companies may engage affiliated service providers to perform certain non-advisory services, including those described herein. Affiliated service providers may receive compensation based on, among other things, the performance of the Portfolio Companies that they service. Therefore, it is possible that certain affiliated service providers may receive incentive compensation from the Fund, even though the Fund does not generally bear incentive compensation and even if the Fund, as a whole, does not have net capital appreciation at the time. Such compensation arrangements may create an incentive to make investments or investment decisions that are riskier or more speculative than would be the case if such arrangements were not in effect. Certain of such affiliated service providers and the types of services they provide and the activities in which they engage are described below.

The relationship between Apollo and any affiliated service provider will give rise to conflicts of interest between Apollo and the affiliated service provider, on the one hand, and Apollo Clients (including the Fund), on the other hand, to or with respect to whom such affiliated service provider provides services, or in respect of the Apollo Clients (including the Fund) that have an interest in any potential or existing Portfolio Company or Portfolio Investment to or with respect to which any such affiliated service provider provides services. Certain Apollo professionals and other persons (including persons associated with AGS or AGF (as defined below)) that are involved in providing origination, sourcing, portfolio management, syndication or other services to the Fund on behalf of Apollo (including Apollo investment professionals dedicated to, among other things, corporate credit and direct origination) will also be involved in the business and operations of affiliated service providers, including the activities of AGS and AGF described below. The fees earned by affiliated service providers in respect of services provided by such persons in respect of affiliated service providers are Other Fees (as defined below) and, therefore, will not reduce any management fees payable by any Apollo Client. Such persons will face conflicts of interest in dedicating time and resources to the Fund, which could have a detrimental effect on the Fund’s performance. Apollo seeks to address this conflict of interest by providing in its Code of Ethics that all supervised persons have a duty to act in the best interests of each Apollo Client, including the Fund, and by providing training to supervised persons with respect to conflicts of interest and how such conflicts are identified and resolved under Apollo’s policies and procedures. In addition, an affiliated service provider can provide services to third parties (including corporate borrowers, as described below), including third parties that are competitors of Apollo or one or more of its affiliates, Apollo Clients or their existing or potential Portfolio Companies or Portfolio Investments. In such cases, the affiliated service provider will generally not take into consideration the interests of the Fund or its Portfolio Companies, but rather will take into account its own interests.

Further, conflicts of interest will arise in connection with an affiliated service provider’s provision of services to or in respect of an Apollo Client or an existing or potential Portfolio Company or Portfolio Investment on account of, among other things:

(i)

Apollo, together with the affiliated service provider, viewing the relevant Apollo Client or potential or existing Portfolio Company or Portfolio Investment as a source of revenue (which would in most instances not result in a reduction of management fees payable by the applicable Apollo Client),

(ii)

an existing or potential Portfolio Company or Portfolio Investment engaging an affiliated service provider in an effort to obtain equity, debt or other forms of financing or investment by Apollo Clients (including the Fund), including in connection with services provided or to be provided by an affiliated service provider in respect of a class, tranche or series within such company’s capital structure (or such company’s capital structure as a whole) in which such Apollo Client(s) are not invested or are not expected to invest (and in such circumstance such Apollo Clients are invested or are expected to invested in a different class, tranche or series within such company’s capital structure),

(iii)

the sourcing and approval of potential Fund investments that result in incremental revenue to such affiliated service provider (including in circumstances where such revenue would not have existed but for a potential or existing Portfolio Company’s or Portfolio Investment’s engagement of such affiliated service provider), including as a means to facilitate the engagement of such affiliated service provider by any such company or investment in connection with a contemporaneous investment in such company or investment by an Apollo Client (including the Fund),

(iv)	Apollo compensation arrangements with respect to such revenue and

(v)

the allocation of a given investment opportunity, including the under- or over-commitment of certain Apollo Clients, and/or the inclusion or exclusion of certain Apollo Clients (in whole or in part) from such investment opportunity, as a means to ensure the payment of such revenue.

An affiliated service provider also can come into possession of information that it is prohibited from acting on or disclosing (including on behalf of the Fund) as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the best interest of the Fund or a Portfolio Company. See also “Information Barriers” above.

AGS and AGF. Apollo Global Securities, LLC (“AGS”), an affiliate of Apollo, which is a broker-dealer registered with the SEC and a member of FINRA, is authorized to perform, among other things, the following services: (i) conduct private placements; (ii) provide services in respect of the underwriting of securities; (iii) provide transaction advisory services, including capital markets advisory and structuring services; (iv) conduct merger and acquisition transactions; and (v) purchase and sell corporate debt securities. Apollo

Global Funding, LLC (“AGF”) is a subsidiary of Apollo and an affiliate of AGS, and provides a variety of services with respect to financial instruments, including loans, that are not subject to broker-dealer regulations such as arranging, structuring and syndicating loans and providing debt advisory and other similar services. AGS and AGF are expected to, from time to time, expand the services that they perform and the activities in which they engage. AGF or AGS, as applicable, may be engaged, either by the corporate borrower (or its sponsor) or by the participating Apollo Clients (including the Fund) to provide services, and arrangements are generally made for AGF or AGS, as applicable, to receive its fees directly from the corporate borrower for services rendered (however, if the corporate borrower will not pay or reimburse such fees, the participating Apollo Clients will pay such fees). The Board of Trustees, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a AGF or AGS acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Fund. Affiliated Loan Origination and/or Servicing Businesses. Certain Apollo affiliates (such as AGF), Apollo Clients or their existing or potential portfolio investments are engaged in the loan origination and/or servicing businesses. For example, loans, such as term loans and revolvers originated by Apollo affiliates, Apollo Clients and/or their respective portfolio investments could involve the appointment of related parties of Apollo such as MidCap Financial Services, LLC (together with its subsidiaries, “MidCap”), a subsidiary of MidCap FinCo Designated Activity Company, an Apollo Client, as service providers. MidCap is a middle market-focused specialty finance firm that provides senior debt solutions to companies across a wide range of industries and has the ability to, from time to time, provide seller or other forms of financing to a buyer of an existing Portfolio Company that, for example, would be contingent upon the disposition of such Portfolio Company to such buyer. In connection with such activities, conflicts of interest usually arise with respect to, among other things, the role of MidCap or AGF in such transaction, the information available to MidCap or AGF with respect to such transaction and the fees and other terms (including as to whether such terms are at the market rate) on which MidCap or AGF is participating in such transaction. The Fund can acquire loans, structured, arranged and/or placed or arranged by MidCap, AGF or any other related-party loan origination or servicing businesses. To the extent the Adviser makes a determination that the permanent hold of a loan should be reduced from the original amount funded, MidCap, AGF or another affiliated service provider could be engaged by the Apollo Client (including the Fund) or the corporate borrower to provide syndication services and receive a fee for the provision of such services from the Fund to the corporate borrower; however, it is possible that the corporate borrower does not pay for its expenses, in which case such expenses will be borne by the Apollo Client as an operating expense. In connection with their lending activities, MidCap, AGF or any other such loan origination or servicing businesses may receive certain fees and services or other compensation, including arranger, brokerage, placement, syndication, solicitation, underwriting, agency, origination, sourcing, structuring, collateral management or loan administration, advisory, commitment, facility, float or other fees, discounts, spreads, commissions, concessions and other fees received as part of such loan origination or servicing businesses, from the borrower or otherwise, and will also receive reimbursement for costs or expenses from the borrower. Such fees can be charged on a cost reimbursement, cost-plus or other basis. Such fees, compensation or expense reimbursements received by MidCap or any other related-party loan origination or servicing business (including from the Fund or any of its Portfolio Companies) will be retained by, and be for the benefit of, MidCap, such other related-party loan origination or servicing business or any of their respective affiliates or employees, as applicable, in each case, in accordance with the fee arrangements set forth in the Advisory Agreement and Administration Agreement. The provision of services by MidCap or any other related-party loan origination and/or servicing business to the Fund or Portfolio Companies will not require the review by, or consent of, the shareholders or any other independent party.

In addition to the specific examples set forth above, the aforementioned and other affiliated service providers will provide the aforementioned services or other services to Apollo Clients and/or their existing or potential portfolio investments (including the Fund and its existing and potential Portfolio Companies). In addition, an affiliated service provider can, from time to time, participate in underwriting syndicates and/or selling groups with respect to the equity and debt instruments issued or acquired by Apollo Clients or their existing or potential portfolio investments and other entities in or through which Apollo Clients or their existing or potential portfolio investments invest, or in connection with an Apollo Client’s disposition of all or a portion of a portfolio investment to a third party such that an affiliated service provider may facilitate or provide seller financing in connection with such disposition. Subject to the 1940 Act and the Order, any such other affiliated service provider may receive fees, other compensation or reimbursements for costs or expenses in connection with providing services to Apollo Clients or their existing or potential portfolio investments or third parties, including the Fund and its Portfolio Companies. Such fees, compensation or reimbursements received by an affiliated service provider (including from the Fund or any of its existing and potential Portfolio Companies) will be retained by and be for the benefit of the applicable affiliated service providers or any of their respective affiliates or employees.

Apollo Employees of Portfolio Companies or Affiliated Service Providers. Apollo will engage an affiliated service provider to provide services to existing and potential Portfolio Companies. Notwithstanding anything herein to the contrary, where Apollo employees are hired or retained by one or more Portfolio Companies or by an affiliated service provider on behalf of a Portfolio Company, any related compensation will be paid, reimbursed or otherwise borne by the applicable Portfolio Company (or affiliated service provider), and a portion of the overhead related to such employee may also be allocated to such Portfolio Company. For the avoidance of doubt, Apollo or the affiliated service provider may subcontract with third parties for the provision of services that may otherwise be provided by an operating affiliate. In addition, the Fund may acquire a Portfolio Company that is externally or internally managed and replace such management with an affiliate of Apollo, a team of professionals (from within or outside of Apollo) or a combination of the foregoing, in which case, for the avoidance of doubt, the compensation for such services or professionals will be borne by the Portfolio Company. The rate paid for such employees may be in excess of the applicable market rate, and any such amounts will not be considered fees received by the Adviser or its affiliates that offset or otherwise reduce a management fee. These types of arrangements will not require the consent of Limited Partners and such rates will not be subject to Limited Partner approval.

Apollo Consulting and Other Consultants. Subject to the limitations of the 1940 Act, SEC guidance, the Investment Advisory Agreement and the Administration Agreement, the Fund may bear the payments, fees, costs or expenses of certain services provided by, and allocable overhead of, Apollo Consulting as well as industry executives, advisors, consultants and operating executives contracted or engaged, directly or indirectly, by the Fund, the Adviser, any Portfolio Company (including with respect to potential portfolio investments of the Fund) or any affiliated service provider. Certain non-employee industry executives, advisors, consultants and operating executives may be exclusive to Apollo. “Apollo Consulting” consists of one of more entities, including Apollo Investment Consulting LLC, established or utilized by affiliates of Apollo, Apollo Clients or their respective portfolio investments, that facilitate strategic arrangements with, or engagements (including on an independent contractor or employment basis) of, any persons that the Adviser determines in good faith to be industry executives, advisors, consultants (including operating consultants and sourcing consultants), operating executives, subject matter experts or other persons acting in a similar capacity, to provide consulting, sourcing or other services (any such person, a “Consultant”) to or in respect of the Fund, Portfolio Companies (including with respect to potential portfolio investments of the Fund) and other Apollo Clients and their investments. To the extent that for legal, tax, accounting, regulatory or similar reasons it is necessary or desirable that the foregoing activities be conducted by, through or with one or more affiliates of the Adviser or other persons other than Apollo Consulting, such activities will be treated for purposes of this definition as if they were conducted by Apollo Consulting.

Apollo Clients (including the Fund) and Portfolio Companies for or in respect of which a Consultant provides services will typically pay, or otherwise bear, such Consultant’s fees, costs and expenses incurred in connection with its engagement of such Consultants, as well as any other operating expenses associated with such engagement (including overhead and organizational expenses attributable to Apollo Consulting).

In addition, Consultants may receive other forms of compensation from multiple sources, including the Fund and Portfolio Companies, for services provided for or in respect of the Fund or Portfolio Companies (for example, fees, reimbursement of expenses or compensation received for serving as its director or in a similar capacity or providing analysis of a potential acquisition or sale), and may, as part of their respective arrangements, also be entitled to invest in Portfolio Companies. Any fees, compensation or reimbursements received by Apollo Consulting or any Consultant (including from the Fund or any of its Portfolio Companies) will be retained by, and be for the benefit of, Apollo Consulting, the applicable Consultant or any of their respective affiliates or employees.

While the expertise or responsibilities of a Consultant could be or are similar in certain or substantially all respects to those of a full-time Apollo investment professional employed by Apollo or certain functions that might customarily be performed by an investment professional employed by the manager of a private fund, the fees, costs, expenses or other compensation described above will nonetheless be borne by Apollo Clients or their investments, including the Fund or Portfolio Companies, due to, among other things, factors that distinguish these engagements from those of Apollo investment professionals. Any engagement of the services of Apollo Consulting or any Consultant by the Fund or any of its Portfolio Companies will not require the approval of any Limited Partner or any other independent party. Further, any determinations relating to Apollo Consulting or any Consultant to be engaged by the Fund or any Portfolio Company, will, in each case, be made by Apollo in good faith, which includes Apollo being authorized in its sole discretion to determine that certain functions carried out by Consultants will instead be carried out by Apollo employees, or a mix of Consultants and employees, if, for example, it believes that the ability to offer an employment relationship would provide Apollo with greater flexibility in attracting the personnel it desires.

Operating Partners Generally. With respect to an operating partner, Apollo generally retains, or otherwise enters into a joint venture arrangement with, such operating partner on an ongoing basis through a consulting or joint venture arrangement involving the payment of annual retainer fees or other forms of compensation. Such operating partner may receive success fees, performance-based compensation and other compensation for assistance provided by such operators in sourcing and diligencing investments for the Fund (subject to the requirements of the 1940 Act) and other Apollo Clients. Such annual retainer fees, success fees, performance-based compensation and the other costs of retaining such operating partners may be borne directly by the Fund as fund expenses. None of the compensation or expenses described above will be offset against any management fees or incentive compensation payable to the Adviser in respect of the Fund. Such operating partners (including operating partners in which the Fund may own an interest) may operate assets on behalf of the Fund, as well as other Apollo Clients and may also operate assets for third parties.

Selection of Service Providers. As described above, the Adviser will generally select the Fund’s service providers (including affiliated service providers) and will determine the compensation of such providers without review by or the consent of any shareholders but with Board approval. The Fund, regardless of the relationship to Apollo of the person performing the services, will bear the fees, costs and expenses related to such services. This will create an incentive for the Adviser to select an affiliated service provider, or to otherwise select service providers based on the potential benefit to Apollo or its affiliates rather than to the Fund (subject to the requirements of the 1940 Act and applicable guidance). For example, the Adviser can select service providers that use their or their respective affiliates’ premises, for which the Adviser does not currently, but may in the future, receive overhead, rent or other fees, costs and expenses in connection with such on-site arrangement. Additionally, a Portfolio Company of the Fund may lease space from Apollo, an affiliated service provider or a portfolio investment of another Apollo Client. Furthermore, the Adviser can engage the same service provider to provide services to the Fund that also provides services to Apollo or any such affiliate, which creates a potential conflict of interest to the extent the interests of such parties are not aligned. For example, a law firm can at the same time act as legal counsel to the Fund, the Adviser or any of their respective affiliates. The Adviser and their respective affiliates address these conflicts of interest by using reasonable diligence to ascertain whether each service provider (including law firms) provides its service on a “best execution” basis, taking into account factors such as expertise, operational and regulatory controls, availability and quality of service and the competitiveness of compensation rates in comparison with other service providers satisfying Apollo’s or its affiliates’ service provider selection criteria. In addition, in the event such service providers are affiliates of Apollo (as opposed to third parties), the engagement of such providers must typically comply with any conditions applicable to affiliate transactions described herein. Apollo from time to time enters into arrangements with service providers that provide for fee discounts for services rendered to Apollo and its affiliates. For example, certain law firms retained by Apollo discount their legal fees for certain legal services, such as legal advice in connection with firm operational, compliance and related matters. To the extent such law firms also provide legal services to Apollo Clients and Portfolio Companies with respect to such matters, such Apollo Clients and Portfolio Companies also enjoy the benefit of such fee discount arrangements. Legal services rendered for investment transactions, however, are typically charged to Apollo and Apollo Clients without a discount or at a premium. Legal fees for transactions that are not consummated are also typically charged at a discount.

Apollo Compensation-Related Conflicts. The possibility of performance-based compensation with respect to the Fund or any other Apollo Client to which a portion of certain Portfolio Investments could be syndicated will create an incentive for Apollo to make riskier or more speculative investments on behalf of the Fund (including for eventual syndication to such other Apollo Clients) than it might otherwise make in the absence of such compensation. In addition, the terms of such compensation could incentivize the Adviser to make decisions regarding the timing and structure of realization transactions that may not be in the best interests of investors. In exercising its discretion over investment and related decisions, the Adviser may consider such interests and factors as it desires, including its own interests. As such, there can be no assurance that any such conflict will be resolved in a manner that does not adversely affect the Fund or the Shareholders as a whole.

Additionally, the percentage of profits Apollo is entitled to receive and the terms applicable to such performance-based compensation vary among Apollo Clients. Because the opportunity to receive performance-based compensation is based on the success of investments, to the extent the rates or other terms applicable to such compensation differ among Apollo Clients and subject to the 1940 Act, Apollo will be incentivized to dedicate increased resources and allocate more profitable or more attractive investment opportunities to Apollo Clients bearing higher performance compensation rates or to Apollo Clients whose governing documents contain less restrictive terms regarding such compensation. In addition, Apollo will be incentivized to allocate investment opportunities away from Apollo Clients that have suffered losses and have not yet achieved a priority return threshold and, instead, allocate them to Apollo Clients that are more likely to actively generate performance-based compensation. In addition, as contemplated in “Fees and Carried Interest Payable with Respect to Co-Investments” above, the portion of any fees payable in connection with any investment that are allocable to investments by Co-Investors will not reduce management fees paid by any Apollo Client and will be retained by and be for the benefit of the Adviser or any of their respective affiliates or employees. Therefore, the Adviser will be perceived to be incentivized to allocate a greater portion of such investment to Co-Investors than it would have otherwise allocated to Co-Investors in the absence of such arrangements. Apollo has adopted written allocation policies and procedures, as described in “Allocation of Investment Opportunities” above, to help address conflicts arising in the allocation of resources and investment opportunities among Apollo Clients.

Similarly, management fees or higher management fees will be perceived to incentivize Apollo to dedicate increased resources and allocate more profitable or more attractive investment opportunities to Apollo Clients who are charged such management fees or higher management fees. See also “Fees and Carried Interest Payable with Respect to Co-Investments” above.

Finally, the right to receive performance-based compensation also creates a potential conflict of interest in the valuation of investments. Apollo has prepared accounting guidelines regarding the recognition of asset impairment and has also adopted written valuation policies and procedures intended to address conflicts of interests that arise in respect of the valuation of the Fund’s assets. See also “Valuation of Fund Assets” below.

Valuation of Fund Assets. There can be situations in which Apollo is potentially incentivized to influence or adjust the valuation of the Fund’s assets. For example, the Adviser could be incentivized to employ valuation methodologies that improve the Fund’s track record and increase the adjusted cost of investments used to determine the amount of management fees due. Apollo has adopted valuation policies to address these potential conflicts.

Fees Paid to Apollo. Certain fees received by the Adviser and the Administrator will not be applied to reduce management fees and a portion of such fees will be retained by and be for the benefit of the Adviser and the Administrator or any of their respective affiliates or employees, in each case, in accordance with the fee arrangements set forth in the Advisory Agreement and Administration Agreement, as applicable).

Strategic Relationship with Athene and Athora. Athene Holding Ltd. (together with its subsidiaries, “Athene”) is a retirement services company that issues, reinsures and acquires retirement savings products designed for individuals and institutions seeking to fund retirement needs. The products and services offered by Athene include fixed-income and fixed-indexed annuity products, reinsurance services offered to third-party annuity providers and institutional products, such as funding agreements. Athora Holding Ltd. is a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (together with its subsidiaries, “Athora”). In exchange for an advisory fee, Apollo provides asset management and advisory services to Athene and Athora, including asset allocation services, direct asset management services, asset and liability matching management, mergers and acquisitions, asset diligence hedging and other asset management services. Apollo also provides sub-allocation services with respect to a portion of Athene’s and Athora’s assets and allocates such assets across Apollo Clients in a manner that often characterizes Athene and Athora as captive permanent capital vehicles in relation to Apollo’s business. Additionally, Apollo and Athene (as well as Apollo and Athora) also have considerable overlap in ownership and, as a result, from time to time Apollo is or may be perceived to be able to exercise significant influence over matters requiring shareholder approval relating to Athene’s and Athora’s businesses, including approval of significant corporate transactions, appointment of members of Athene’s and Athora’s management, election of directors, approval of the termination of Athene’s and Athora’s investment management agreements and determination of Athene’s and Athora’s corporate policies. As a result of the relationship between (x) Apollo and Athene and (y) Apollo and Athora, Athene’s and/or Athora’s participation (as well as the respective accounts or assets that they manage) in an Apollo Client (other than the Fund) is typically accompanied by strategic partnership treatment and in connection with investing Athene’s and Athora’s assets across Apollo Clients (other than the Fund), Apollo grants Athene and Athora certain preferential terms, including reduced management fee and carried interest rates that are lower than those applicable to the other fund investors, access to co-investment opportunities and other preferential terms, that in each case, are not subject to “most favored nations” treatment by other fund investors. Furthermore, as stated above, as Apollo provides asset management and advisory services to Athene and Athora, there will be instances where certain transactions (such as, for example, cross-trades among Apollo Clients (other than the Fund), the provision of financing or other transactions between Apollo Clients or potential or existing portfolio companies of Apollo Clients, on the one hand, and Athene and/or Athora, on the other hand, in each case, subject to the limitations of the 1940 Act) present conflicts of interest from the perspective of the involved parties, which would include Apollo itself or through its ownership of or significant influence over Athene and Athora. For example, and without limiting the foregoing, Athene, Athora and/or their affiliates or portfolio companies can serve as a financing or similar source in connection with the acquisition, financing or disposition of the Fund’s investments in existing or potential portfolio companies or in connection with the activities and business operations of such existing or potential portfolio companies (regardless of the type of investment, be it a control, non-control, preferred equity, structured or other type of investment structure). There will not necessarily be third parties involved in any such transaction in order to seek to ensure, among other things, that the terms of such participation by Athene, Athora and/or their affiliates or portfolio companies will reflect customary or market terms and will be subject to the 1940 Act.

Further, as Athene, Athora and/or their affiliates or portfolio companies invest in a number of Apollo Clients (other than the Fund) and may seek to restructure or otherwise modify their respective balance sheet holdings from time to time, they may request to transfer their interests in Apollo Clients to each other, to portfolio companies of Apollo or Apollo Clients or to third parties. Apollo is incentivized to consent to such transfers (notwithstanding that the applicable general partner can grant or withhold its consent in its sole discretion), due to the fact that such transfers may, among other things, relieve the respective balance sheets of Athene, Athora and/or their affiliates or portfolio companies in a manner that allows them to fund other Apollo Clients or Apollo initiatives. Additionally, Athene holds interests in entities within the Apollo corporate structure that are recipients of all or a portion of the fees earned by the Adviser. Apollo, any affiliate thereof or one or more Apollo Clients could acquire interests in, Apollo or an affiliate thereof could enter into advisory arrangements with, or any of the foregoing could otherwise transact or enter into relationships with other businesses (such as, by way of example only and not of limitation, other insurance businesses) in a manner similar to the relationships with Athene, Athora and/or their affiliates or portfolio companies, in which case the conflicts and other issues described in this paragraph could apply, potentially more acutely depending on the nature and degree of the relationship, with respect to each such other business.

Creation of Other Entities; Restructuring. Except as expressly prohibited under a contractual restriction to which Apollo is subject, Apollo will be permitted to market, organize, sponsor, act as general partner or manager or as the primary source for transactions for other pooled investment vehicles or managed accounts, which can be offered on a public or private placement basis, and to restructure and monetize interests in Apollo, or to engage in other investment and business activities. Such activities raise conflicts of interest for which the resolution may not be currently determinable.

Relationship among the Fund, the Adviser and the Investment Team. The Adviser will have a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that could result to it or its affiliates from the operation of the Fund, on the other hand.

The functions performed by the Adviser are not exclusive. The officers and employees of the Adviser and its affiliates will devote such time as the Adviser deems necessary to carry out the operations of the Fund effectively. The Adviser has rendered in the past and will continue to render in the future various services to others (including investment vehicles and accounts that have the ability to participate in similar types of investments as those of the Fund) and perform a variety of other functions that are unrelated to the management of the Fund and the selection and acquisition of the Fund’s investments.

Potential Duties to Other Stakeholders. The Adviser is an affiliate of AGM. The shares of Class A common stock of AGM are publicly traded on the New York Stock Exchange. As a result, the Adviser has duties or incentives relating to the interests of AGM’s stockholders that could differ from and that could conflict with the interests of the Fund and its shareholders, such as conflicts arising from the allocation of expenses, special fee offsets and investment opportunities (in particular, opportunities in the financial services industry). Apollo will endeavor to resolve such conflicts in a manner that Apollo determines in good faith to be fair and equitable to the extent possible under the prevailing facts and circumstances. Apollo will seek to allocate investment opportunities in the financial services industry between Apollo and Apollo Clients in accordance with their respective governing documents and will evaluate such opportunities in accordance with its allocation policies and procedures. In the past, the application of such policies has resulted in the allocation by Apollo of certain investment opportunities relating to the alternative investment management business to Apollo rather than to the Apollo Clients, and Apollo expects to allocate such opportunities in a similar manner in the future.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this Registration Statement and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of October 26, 2021, information with respect to the beneficial ownership of our Common Shares at the time of the satisfaction of the minimum offering requirement by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

•	each of our Trustees and each executive officers; and

•	all of our Trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

Shares Beneficially Owned
Name and Address	Number	Percentage
Interested Trustees
Earl Hunt	—	—
Independent Trustees(1)
Meredith Coffey	—	—
Christine Gallagher	—	—
Michael Porter	—	—
Carl J. Rickertsen	—	—
Executive Officers
who are not Trustees(1)
Amit Joshi	—	—
Joseph Glatt	—	—
Isabelle Gold	—	—
Kristin Hester	—	—
Other
Apollo Principal Holdings VIII	2,000	100%
All officers and Trustees as a group (9 persons)	—	—

*	Represents less than 1%.
(1)	The address for all of the Fund’s officers and Trustees is c/o Apollo Credit Management LLC, 9 West 57th Street, New York, NY 10019.

The following table sets forth the dollar range of our equity securities as of October 26, 2021.

Name and Address	Dollar Range of Equity Securities in the Fund(1)(2)(3)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Trustees
Earl Hunt	—	None
Independent Trustees(1)
Meredith Coffey	—	None
Christine Gallagher	—	None
Michael Porter	—	None
Carl J. Rickertsen	—	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equities securities expected to be beneficially owned by our Trustees is based on the initial public offering price of $25.00 per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTIONS

We expect to pay regular monthly distributions commencing with the first full calendar quarter after the escrow period concludes. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by holders of Class S and Class D shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The use of borrowings to pay distributions is subject to limitations outlined in Section 5.4(f) of our Declaration of Trust. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board of Trustees.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreement and Administration Agreement.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”

If we issue senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 2,000 shares were outstanding as of October 26, 2021, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of October 26, 2021
Class S	Unlimited	—	0
Class D	Unlimited	—	0
Class I	Unlimited	—	2,000

Common Shares

Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefore. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class D shares,

(2)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares,

(3)	through transaction/ brokerage platforms at participating brokers,

(4)	through certain registered investment advisers,

(5)	through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or

(6)	by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I Shares.

Class I shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class I shares,

(2)	by endowments, foundations, pension funds and other institutional investors,

(3)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares,

(4)	through certain registered investment advisers,

(5)

by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Apollo or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or

(6)	by other categories of investors that we name in an amendment or supplement to this prospectus.

In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on December 4, 2020, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons).

We have a total of five members of our Board of Trustees, four of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our bylaws provide that shareholder action can be taken only at a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. Under our Declaration of Trust and bylaws, the Fund is not required to hold annual meetings. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Declaration of Trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;

•	remove the Adviser or appoint a new investment adviser;

•	dissolve the Fund; or

•	sell all or substantially all of our assets other than in the ordinary course of business.

The purpose of requiring shareholders to give us advance notice of nominations and other business, as set forth in our bylaws, is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Adviser may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	amend the investment advisory agreement except for amendments that would not adversely affect the rights of our shareholders;

•

except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by (a) the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to the occurrence of a listing of any class of our shares on a national securities exchange and (b) the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of a listing of any class of our shares on a national securities exchange.

Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Fund will not permit the Adviser to cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. No shareholder may maintain a derivative action on behalf of the

Fund unless holders of at least ten percent (10%) of the outstanding shares join in the bringing of such action, except that such provision does not apply to any claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act. In addition, the Fund’s Declaration of Trust prohibits derivative actions on behalf of the Trust by any person who is not a Trustee or shareholder of the Trust, except that such provision does not apply to any claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•

which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;

•

which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•

in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter;

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or

•

unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at gwms.apollo.com/debtsolutionsBDC and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Trustees. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. The Board of Trustees intends to engage multiple independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Trustees has approved a multi-step valuation process each quarter, as described below:

(1)    our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Adviser responsible for the portfolio investment;

(2)    preliminary valuation conclusions are then documented and discussed with senior management of our Adviser;

(3)    independent valuation firms are engaged by our Board of Trustees to conduct independent appraisals by reviewing our Adviser’s preliminary valuations and then making their own independent assessment;

(4)    the Audit Committee of the Board of Trustees reviews the preliminary valuation of our Adviser and the valuation prepared by the independent valuation firm and responds, if warranted, to the valuation recommendation of the independent valuation firms;

(5)    the Board of Trustees discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Trustees; and

(6)    for Level 3 investments entered into within the current quarter, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount

(discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant:

•	available current market data, including relevant and applicable market trading and transaction comparables,

•	applicable market yields and multiples,

•	security covenants,

•	seniority of investments in the investee company’s capital structure,

•	call protection provisions,

•	information rights,

•	the nature and realizable value of any collateral,

•	the portfolio company’s ability to make payments,

•	its earnings and discounted cash flows,

•	the markets in which the portfolio company does business,

•	comparisons of financial ratios of peer companies that are public,

•	M&A comparables,

•	our principal market (as the reporting entity) and

•	enterprise values, among other factors.

Investments determined by these valuation procedures to have a fair value of less than $1 million during the prior fiscal quarter may be valued based on inputs identified by the Investment Adviser without the necessity of obtaining valuation from an independent valuation firm, if once annually an independent valuation firm using the procedures described herein provides valuation analysis.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements incorporated by reference in this prospectus, refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Our Board of Trustees reviews the accuracy of the valuations of our portfolio investments quarterly and, no less frequently than annually, the adequacy of our policies and procedures regarding valuations and the effectiveness of their implementation.

Our most recently determined NAV per share for each class of shares will be available on our website: gwms.apollo.com/debtsolutionsBDC. We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month.

PLAN OF DISTRIBUTION

General

We are offering a maximum of $5,000,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Apollo Global Securities LLC, the Intermediary Manager, a registered broker-dealer affiliated with the Adviser. Because this is a “best efforts” offering, the Intermediary Manager must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The Intermediary Manager is headquartered at 9 West 57th Street, New York, New York 10019. We are offering a minimum of $100,000,000 pursuant to this offering or any private placement. See “ —Escrow Arrangement.”

The shares are being offered on a “best efforts” basis, which means generally that the Intermediary Manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Intermediary Manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Fund.

We are offering to the public three separate classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell in this offering or any private placement any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class D shares,

(2)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares,

(3)	through transaction/brokerage platforms at participating brokers,

(4)	through certain registered investment advisers,

(5)	through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or

(6)	other categories of investors that we name in an amendment or supplement to this prospectus.

Class I shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class I shares,

(2)	by endowments, foundations, pension funds and other institutional investors,

(3)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares,

(4)	through certain registered investment advisers,

(5)

by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Apollo or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or

(6)	other categories of investors that we name in an amendment or supplement to this prospectus.

In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Intermediary Manager. If you are eligible to purchase all three classes of shares, then you should consider that Class I shares have no shareholder servicing and/or distribution fees, and are not subject to upfront placement fees or brokerage commissions that may be charged by financial intermediaries, each of which would reduce the distributions payable to holders of the shares. If you are eligible to purchase Class S shares and Class D shares but not Class I shares, then you should consider that Class D shares have lower annual shareholder servicing and/or distribution fees than Class S shares. You should inquire with your broker dealer or financial representative about the type of account in which the shares will be held, including whether such account may be subject to an asset-based fee, and which classes of shares you may be eligible to purchase, as well as any additional fees or costs associated with your potential investment. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Intermediary Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

During the escrow period, the per share purchase price for the class of share being purchased will be $25.00. After the close of the escrow period, shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

Escrow Arrangement

We will take purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least $100 million (excluding any shares purchased by our Adviser, its affiliates and our Trustees and officers but including any shares purchased in any private placements), and our Board of

Trustees has authorized the release of the escrowed purchase order proceeds to us so that we can commence operations. Even if we receive purchase orders for $100 million, our Board of Trustees may elect to wait a substantial amount of time before authorizing, or may elect not to authorize, the release of the escrowed proceeds. If we do not raise the minimum amount and commence operations by October 29, 2022 (one year following the effective date of the registration statement of which this prospectus is a part), this offering will be terminated and our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. Notwithstanding the foregoing, you may elect to withdraw your purchase order and request a full refund of your investment with interest and without deduction for escrow expenses at any time before the escrowed funds are released to us. If we break escrow for this offering and commence operations, interest earned on funds in escrow will be released to our account and constitute part of our net assets. Our escrow agent is UMD Bank, N.A., 928 Grand Blvd, 12th Floor, Corporate Trust & Escrow Services, Kansas City, MO 64106.

Underwriting Compensation

We entered into an Intermediary Manager Agreement with the Intermediary Manager, pursuant to which the Intermediary Manager agreed to, among other things, manage our relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Intermediary Manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.

Upfront Sales Loads

Class S, Class D and Class I Shares. No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares.

Shareholder Servicing and/or Distribution Fees — Class S and Class D

The following table shows the shareholder servicing and/or distribution fees we pay the Intermediary Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—%

Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

The shareholder servicing and/or distribution fees will be paid monthly in arrears. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

We or the Adviser may also pay directly, or reimburse the Intermediary Manager if the Intermediary Manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees). In addition to any upfront sales loads and shareholder servicing and/or distribution fees, participating brokers may receive additional compensation from our Intermediary Manager, or one of its affiliates. The additional compensation will not be paid by our shareholders. Any such additional compensation will be considered underwriting compensation for purposes of FINRA Rule 2310, and therefore aggregate compensation will not exceed 10% of the gross offering proceeds of this offering (excluding shares purchased through our distribution reinvestment plan).

Limitations on Underwriting Compensation

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, as required by exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Intermediary Manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Intermediary Manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).

Term of the Intermediary Manager Agreement

Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).

Indemnification

To the extent permitted by law and our charter, we will indemnify the participating brokers and the Intermediary Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering and the past performance of the Adviser and its affiliates. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels

We expect our Intermediary Manager to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our Intermediary Manager is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Intermediary Manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our shares, shareholders may have difficulty selling their shares if we choose to offer to repurchase only some, or even none, of the shares that investors desire to have repurchased in a particular quarter, or if our Board of Trustees modifies or suspends the share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•

Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Intermediary Manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•

Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. During the escrow period, checks should be made payable, or wire transfers directed, to “UMD Bank, N.A., as Escrow Agent for Apollo Debt Solutions BDC.” After the escrow period, checks should be made payable, or wire transfers directed, to “Apollo Debt Solutions BDC.” For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Intermediary Manager. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.

•

By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the Intermediary Manager). During the escrow period, the per share purchase price for our Common Shares will be $25.00.

For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (TOD), designation on your shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

During the escrow period, the per share purchase price for the class of share being purchased will be $25.00. After the close of the escrow period, shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•

On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Intermediary Manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.

•

Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.

•	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.

•

Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 1-833-772-1959.

•

You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, gwms.apollo.com/debtsolutionsBDC, including supplements to the prospectus.

Our NAV may vary significantly from one month to the next. Through our website at gwms.apollo.com/debtsolutionsBDC, you will have information about the most recently available NAV per share.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM

We do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.

Beginning no later than the first full calendar quarter from the date on which we break escrow for this offering, and at the discretion of our Board of Trustees, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter. Should the Board of Trustees suspend the share repurchase program, the Board of Trustees will consider whether the continued suspension of the program is in the best interests of the Fund and shareholders on a quarterly basis. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. We may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

•	repurchases resulting from death, qualifying disability or divorce; or

•	in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance.

As set forth above, we may waive the Early Repurchase Deduction in respect of repurchase of shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the shares (through the repurchase of the shares by us and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). We must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of shares, the request to have the shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.

You may tender all of the Common Shares that you own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase plan, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: gwms.apollo.com/debtsolutionsBDC. However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the tender offer when you make your decision whether to tender your shares.

Repurchases of shares from shareholders by the Fund will be paid in cash promptly after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets or borrowings, , and although we generally expect to fund distributions from cash flow from operations, we have not established any limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.

In the event that any shareholder fails to maintain the minimum balance of $500 of our shares, we may repurchase all of the shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.

Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan and must affirmatively opt in to participate in the plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.

If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or the DST Systems Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets,” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any Eligible Portfolio Company controlled by the Fund.

(3)

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)

Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.

Warrants

Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On August 24, 2020, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over LIBOR. We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We may enter into a total return swap agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under TRS transactions, enters into offsetting transactions or otherwise covers such TRS transactions in accordance with applicable SEC guidance, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.

We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics

We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Affiliated Transactions

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the Investment Team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund’s investment in a particular company.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Isabelle Gold, 9 West 57th Street, New York, New York 10019.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Our internet address is gwms.apollo.com/debtsolutionsBDC. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things:

(1)	have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year;

(2)	have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year;

(3)

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and

(4)

diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 3(b) above).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

While the Fund generally intends to qualify as a RIC for each taxable year, it is possible that as we ramp up our portfolio we may not satisfy the diversification requirements described above, and thus may not qualify as a RIC, for the short taxable year from the date on which we break escrow for this offering . In such case, however, we anticipate that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on our business, financial condition and results of operations, although there can be no assurance in this regard. The remainder of this discussion assumes that the Fund qualifies as a RIC for each taxable year.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Sale or Exchange of Shares

Upon the sale or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

From time to time, the Fund may offer to repurchase its outstanding shares. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things:

(i)	disallow, suspend or otherwise limit the allowance of certain losses or deductions,

(ii)	convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income,

(iii)	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),

(iv)	cause the Fund to recognize income or gain without a corresponding receipt of cash,

(v)	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur,

(vi)	adversely alter the intended characterization of certain complex financial transactions and

(vii)	produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

RESTRICTIONS ON SHARE OWNERSHIP

Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including for e.g., IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any Similar Laws, or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.

In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Advisor or any of its affiliates is a fiduciary with respect to such assets of the Plan.

In contemplating an investment in the Fund, fiduciaries of Plans that is a Benefit Plan Investor (defined below) subject to Title I of ERISA or Section 4975 of the Code should also carefully consider the definition of the term “plan assets” in ERISA and the Plan Asset Regulations. Under ERISA and the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investors’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by “benefit plan investors” (“Benefit Plan Investors”) is not “significant” (each within the meaning of the Plan Asset Regulations). The term “Benefit Plan Investor” is defined in the Plan Asset Regulations to include (a) any employee benefit plan (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) any plan described in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) any entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity.

Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each such person, a “Controlling Person”).

If the assets of the Fund were deemed to be “plan assets” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Covered Plan any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Accordingly, for so long as any class of our Common Shares are not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit Benefit Plan Investor investments in each class of our Common Shares to less than 25%, disregarding equity interests held by Controlling Persons, within the meaning of the Plan Asset Regulations. In this respect, in order to avoid the possibility that our assets could be treated as “plan assets,” within the meaning of the Plan Asset Regulations, until such time as each class of our Common Shares constitutes “publicly-offered securities” within the meaning of the Plan Asset Regulations we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person and (ii) we will have the power to (a) exclude any shareholder or potential shareholder from purchasing Common Shares; (b) prohibit any redemption of Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as plan assets, for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is State Street Bank and Trust Company. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 333 W. 11th Street, 5th Floor, Kansas City, MO 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, if any, our Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for Apollo Debt Solutions BDC included in this prospectus as of October 4, 2021 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Richards, Layton & Finger. P.A., Wilmington, Delaware Simpson Thacher & Bartlett LLP, Washington, DC, acts as counsel to the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

DATA PRIVACY NOTICE

What Information Do We Have About You?

Apollo Credit Management, LLC (“we”) may have collected your personal information in connection with your investment in Apollo Debt Solutions BDC. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling (877) 864-4834; or

•	Writing us at the following address:

c/o: Apollo Debt Solutions BDC

9 West 57th Street, 43rd Floor, New York, NY 10019

Attn: Joseph D. Glatt

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com. Additionally, information regarding this policy can be found at gwms.apollo.com/debtsolutionsBDC.

INDEX TO FINANCIAL STATEMENT

APOLLO DEBT SOLUTIONS BDC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholder and the Board of Trustees of Apollo Debt Solutions BDC

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Apollo Debt Solutions BDC (the “Company”) as of October 4, 2021 and the related notes (referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of October 4, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

October 22, 2021

We have served as the Company’s auditor since 2021.

APOLLO DEBT SOLUTIONS BDC

STATEMENT OF ASSETS AND LIABILITIES

As of October 4, 2021
Assets
Cash and cash equivalents	$50,000

Total assets	$50,000
Commitments and contingencies (Note 5)
Net Assets
Common shares, $0.01 par value; unlimited shares authorized; 2,000 shares issued and outstanding	$20
Additional paid-in capital	49,980

Total net assets	$50,000
Net asset value per share	$25.00

The accompanying notes are an integral part of this Statement of Assets and Liabilities

APOLLO DEBT SOLUTIONS BDC

NOTES TO FINANCIAL STATEMENT

Note 1. Organization

Apollo Debt Solutions BDC (the “Company,” “ADS,” “we,” “us,” or “our”), a Delaware statutory trust formed on December 4, 2020, is a closed-end, externally managed, non-diversified management investment company that intends to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of October 4, 2021, the Company had not commenced its investing activities.

Apollo Credit Management, LLC (the “Adviser”) intends to be our investment adviser and is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“AGM”). The Adviser, subject to the overall supervision of our Board of Trustees, manages the day-to-day operations of the Company and will provide investment advisory services to the Company.

Apollo Credit Management, LLC, as our administrator (the “Administrator”), will provide, among other things, administrative services and facilities to the Company. Furthermore, the Administrator will offer to provide, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance.

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Company seeks to invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, which ADS generally defines as companies with more than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. While most of the Company’s investments will be in private U.S. companies (subject to compliance with BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other non-U.S. companies. The investment portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, the Company will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting and reporting policies used in preparing the financial statement.

Basis of Presentation

The financial statement has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company intends to be considered an investment company under U.S. GAAP and will follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The Company’s first fiscal period will end on December 31, 2021.

Use of Estimates

The preparation of the financial statement in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual amounts may ultimately differ from those estimates.

APOLLO DEBT SOLUTIONS BDC

NOTES TO FINANCIAL STATEMENT

Cash and Cash Equivalents

The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity, that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high-quality, short-term debt securities would qualify as cash equivalents.

Cash and cash equivalents are carried at cost, which approximates fair value. Cash held as of October 4, 2021 was $50,000.

Organization and Offering Expenses

Organization and offering costs will only be borne by the Company if the Company breaks escrow for its initial offering, at which time, costs associated with the organization of the Company will be expensed as incurred. Costs associated with the offering of common shares of the Company will be capitalized as deferred offering expenses and included as prepaid and other assets on the Statement of Assets and Liabilities and amortized over a twelve-month period from incurrence. (See Note 5 to the financial statement)

Federal and State Income Taxes

The Company intends to elect to be regulated as a BDC under the 1940 Act. The Company also intends to elect to be treated as a RIC under the Code as soon as reasonably practicable. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by ADS would represent obligations of the Company’s investors and would not be reflected in the financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses.

In addition, based on the excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.

APOLLO DEBT SOLUTIONS BDC

NOTES TO FINANCIAL STATEMENT

Note 3. Related Party Agreements and Transactions

Investment Advisory Agreement

The Company intends to enter into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will manage the Company on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Company’s investments and monitoring its investments and portfolio companies on an ongoing basis.

The Company will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components, a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by the shareholders. No base management or incentive fees will be paid to the Adviser until the commencement of investment activities.

Base Management Fee

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with GAAP. For the first calendar month in which the Company has operations, net assets will be measured as the beginning net assets as of the date on which the Company breaks escrow for the initial offering.

Incentive Fee

The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

A. Incentive Fee based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre- Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the base management fee, expenses payable under the Administration Agreement entered into between the Company and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution and/or shareholder servicing fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

APOLLO DEBT SOLUTIONS BDC

NOTES TO FINANCIAL STATEMENT

The Company will pay its Adviser an income based incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•

100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This “catch-up” portion is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•

12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The Adviser has agreed to waive the incentive fee based on income for the first six months following the date on which we break escrow for this offering.

B. Incentive Fee based on Cumulative Net Realized Gains

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Administration Agreement

The Company intends to enter into an Administration Agreement (the “Administration Agreement”) with the Administrator. Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value (“NAV”), compliance monitoring (including diligence and oversight of other service providers), preparing reports to shareholders and reports filed with the Securities and Exchange Commission (the “SEC”), preparing materials and coordinating meetings of the Company’s Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Company will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Company’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of AGM or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Administrator for any services performed by such affiliate or third party. The Administrator intends to hire a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

APOLLO DEBT SOLUTIONS BDC

NOTES TO FINANCIAL STATEMENT

Sub-Administration Agreement

The Administrator intends to enter into a sub-administration agreement with a sub-administrator to assist in the provision of administrative services.

Certain Terms of the Advisory Agreement and Administration Agreement

Each of the Advisory Agreement and the Administration Agreement were approved by the Company’s Board of Trustees, both of which, will be effective on or before the date the SEC declares the registration statement for the Company’s initial offering effective. Unless earlier terminated as described below, each of the Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations.

Intermediary Manager Agreement

The Company intends to enter into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Apollo Global Securities, LLC. (the “Intermediary Manager”), an affiliate of the Adviser, which is a broker-dealer registered with the SEC and a member of Financial Industry Regulatory Authority, Inc. (“FINRA”). Under the terms of the Intermediary Manager Agreement, the Intermediary Manager will serve as the intermediary manager for the Company’s public offering of its common shares. The Intermediary Manager will be entitled to receive distribution and/or shareholder servicing fees monthly in arrears at an annual rate of 0.85% of the value of the Company’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month. The Intermediary Manager will be entitled to receive distribution and/or shareholder servicing fees monthly in arrears at an annual rate of 0.25% of the value of the Company’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month. No distribution and/or shareholding servicing fees will be paid with respect to Class I. The distribution and/or shareholder servicing fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing fees will be retained by, or reallowed (paid) to, participating broker-dealers.

The Company will cease paying the distribution and/or shareholder servicing fees on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) a merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with the offering, including the distribution and/or shareholder servicing fees and other underwriting compensation, is equal to 10% of the gross proceeds from the primary offering. In addition, the Company will cease paying the distribution and/or shareholder servicing fees on any Class S share and Class D share in a shareholder’s account at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total brokerage commissions and distribution and/or shareholder servicing fees paid with respect to any such share held by such shareholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share. At the end of such month, each such Class S share or Class D share will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such share.

The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s trustees who are not “interested persons”, as defined in the 1940 Act, of the

APOLLO DEBT SOLUTIONS BDC

NOTES TO FINANCIAL STATEMENT

Company and who have no direct or indirect financial interest in the operation of the Company’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to the Intermediary Manager or the Adviser. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Expense Support and Conditional Reimbursement Agreement

The Company intends to enter into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. The Adviser may elect to pay certain expenses (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest or distributions and/or shareholder servicing fees of the Company. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any month will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by our net assets.

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

Note 4. Share Repurchase Program

Beginning no later than the first full calendar quarter from the date on which the Company breaks escrow for the initial offering, and at the discretion of our Board of Trustees, the Company intends to commence a share repurchase program in which it intends to repurchase the Company’s common shares outstanding as of the close

APOLLO DEBT SOLUTIONS BDC

NOTES TO FINANCIAL STATEMENT

of the previous calendar quarter. The Board of Trustees may amend or suspend the share repurchase program if in its reasonable judgment it deems such action to be in the Company’s best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Should the Board of Trustees suspend the share repurchase program, the Board of Trustees will consider whether the continued suspension of the program is in the best interests of the Company and shareholders on a quarterly basis. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by the Company pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under the share repurchase plan, to the extent the Company offers to repurchase shares in any particular quarter, it expects to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

Note 5. Commitments and Contingencies

The Adviser has agreed to bear all of the Company’s organization and offering expenses through the date on which the Company breaks escrow for the initial offering of its common shares. The Company will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for this offering. The total organization and offering costs incurred through October 4, 2021 were $1,461,468, which will be recognized by the Company when it is probable that the Company will break escrow for the initial offering of its common shares.

On February 22, 2021, the Company entered into a Facility Agreement (“Facility Agreement”) with Goldman Sachs Bank USA (the “Financing Provider”). The Facility Agreement creates a forward obligation of the Financing Provider to sell, and a forward obligation of the Company, or its designee, to purchase certain investments (the “Portfolio Investments”) owned and held by the Financing Provider at the Company’s request. Pursuant to the Facility Agreement, the Company may request the Financing Provider to acquire Portfolio Investments as it designates from time to time, which the Financing Provider can approve or reject in its sole and absolute discretion. Prior to any sale to the Company, the Portfolio Investments will be owned and held solely for the account of the Financing Provider. ADS will have no obligation to purchase the Portfolio Investments under the Facility Agreement until such time the Company has received subscriptions for its shares of at least $600 million (the “Capital Condition”). After the Company has met the Capital Condition, it will be obligated to purchase the Portfolio Investments from the Financing Provider on or before February 22, 2022 (the “Facility End Date”). ADS may elect, but is not obligated to, purchase Portfolio Investments prior to the Facility End Date or prior to or without meeting the Capital Condition. In consideration for the forward arrangement provided by the Financing Provider (the amount of the arrangement will not exceed $250 million before May 22, 2021 and $500 million between such date and the Facility End Date (the “Financing Amount”)), the Company has agreed to pay certain fees and expenses to the Financing Provider, including (i) a facility fee at an annual rate of LIBOR plus 1.77% multiplied by the cash amount paid by the Financing Provider (subject to adjustment for, among other things, cash amounts received by the Financing Provider) for such Portfolio Investment (the “Funded Amount”) while it is being held by the Financing Provider, (ii) an unused fee at an annual rate of 0.50% of the unused Financing Amount minus the greater of (A) the Minimum Utilization Amount and (B) the Funded Amount, and (iii) a minimum utilization fee at an annual rate of 1.77% of (the “Minimum Utilization Amount”) (A) prior to May 22, 2021, 50% of the Financing Amount at such time and (B) on or after May 22, 2021, and prior to the Facility End Date, 75% of the Financing Amount at such time. As a general matter, the price the

APOLLO DEBT SOLUTIONS BDC

NOTES TO FINANCIAL STATEMENT

Company would pay to purchase any Portfolio Investment from the Financing Provider equals the cash amount paid by the Financing Provider subject to adjustment for, among other things, principal repayments and interest amounts earned by the Financing Provider. Accordingly, shareholders will benefit from any interest paid or accrued on any Portfolio Investment purchased by the Fund.

Note 6. Net Assets

The Company has the authority to issue an unlimited number of common shares of beneficial interest at $0.01 per share par value. On July 22, 2021, an affiliate of the Adviser purchased 2,000 shares of the Company’s common shares of beneficial interest at $25.00 per share.

The Company intends to offer on a continuous basis up to $5,000,000,000 of common shares of beneficial interest at $0.01 per share par value. The Company expects to offer to sell a combination of three separate classes of common shares: Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. Until the release of proceeds from escrow, the per share purchase price for Common Shares in our primary offering will be $25.00 per share. Thereafter, the purchase price per share for each class of Common Shares will equal our NAV per share, as of the effective date of the monthly share purchase date.

The Company will accept purchase orders and hold investors’ funds in an interest-bearing escrow account until it receives purchase orders pursuant to the initial offering or any private placement for at least $100.0 million, in any combination of purchases of Class S shares, Class D shares and Class I shares and our Board of Trustees has authorized the release to us of funds in the escrow account.

Note 7. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the financial statement and has determined that there are no subsequent events outside the ordinary scope of business that require adjustment to, or disclosure in, the financial statement as of October 4, 2021.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

Not for Execution

Subscription Agreement for Shares of

Apollo Debt Solutions BDC

1.	Your Investment

A. Investment Information

Investment Amount $

B. Investment Method

☐	By mail: Please make checks payable to UMB BANK, N.A., AS ESCROW AGENT FOR APOLLO DEBT SOLUTIONS BDC and attach to this agreement.*

☐	By wire: Please wire funds according to the instructions below.

Name: UMB BANK, N.A., AS ESCROW AGENT FOR APOLLO DEBT SOLUTIONS BDC

Bank Name: UMB BANK, N.A.

ABA: [    ]

DDA: [    ]

☐	Broker / Financial advisor will make payment on your behalf

*	Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers checks are not accepted.

C. Share Class Selection

☐	Share Class S	☐	Share Class D **	☐	Share Class I **
	(The minimum investment is $2,500)		(The minimum investment is $2,500)		(The minimum investment is $1,000,000 (unless waived))

**	Available for certain fee-based wrap accounts and other eligible investors as disclosed in the prospectus, as amended and supplemented.

2.	Ownership Type (Select only one)

A. Taxable Accounts

Brokerage Account Number

☐   Individual or Joint Tenant With Rights of Survivorship

☐   Transfer on Death (Optional Designation. Not Available for Louisiana Residents. See Section 3C.)

☐   Tenants in Common

☐   Community Property

☐   Uniform Gift/Transfer to Minors

State of

Date of Birth

☐   Trust (Include Certification of Investment Powers Form or 1st and Last page of Trust Documents)

☐   C Corporation

☐   S Corporation

☐   Profit-Sharing Plan

☐   Non-Profit Organization

☐   Limited Liability Corporation

☐   Corporation / Partnership / Other (Corporate Resolution or Partnership Agreement Required)

B. Non-Taxable Accounts

Custodian Account Number

☐   IRA (Custodian Signature Required)

☐   Roth IRA (Custodian Signature

☐   Required) SEP IRA (Custodian

☐   Signature Required)

☐   Rollover IRA (Custodian Signature Required)

☐   Inherited IRA

     Pension Plan (Include Certification of Investment Powers Form)

☐   Other

C. Custodian Information (To Be Completed By Custodian) Custodian Name Custodian Tax ID # Custodian Phone #
Custodian Stamp Here

Apollo Debt Solutions BDC Subscription Agreement – Generic

D. Entity Name – Retirement Plan / Trust / Corporation / Partnership / Other

Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3A and 3B

Entity Name	Tax ID Number	Date of Formation	Exemptions
(See Form W-9 instructions at www.irs.gov)

Entity Address (Legal Address. Required)
Entity Type (Select one. Required)

☐ Retirement Plan	☐ Trust	☐ S-Corp	☐ C-Corp	☐ LLC	☐ Partnership	Exempt payee code (if any)

☐ Other	Jurisdiction (if Non-U.S.)

(Attach a completed applicable Form W-8)

Exemption from FATCA reporting code (if any)

3.	Investor Information

A. Investor Name (Investor / Trustee / Executor / Authorized Signatory Information)

Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address

First Name	(MI)	Last Name		Gender

Social Security Number / Tax ID		Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address		City	State	Zip Code

Email Address

  If you are a non-U.S. citizen, please specify your country of citizenship (required):

☐ Resident Alien ☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. J)
Country of Citizenship

Please specify if you are an Apollo employee/officer/director/affiliate (required):        ☐ Apollo Employee        ☐ Apollo Officer or Director

☐ Immediate Family Member of Apollo Officer or Director         ☐ Apollo Affiliate         ☐ Not Applicable

  B. Co-Investor Name (Co-Investor / Co-Trustee / Co-Authorized Signatory Information, if applicable)

First Name	(MI)	Last Name		Gender

Social Security Number / Tax ID		Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address		City	State	Zip Code

Email Address

  If you are a non-U.S. citizen, please specify country of citizenship (required):

☐ Resident Alien ☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. July 2017)
Country of Citizenship

Apollo Debt Solutions BDC Subscription Agreement – Generic

Please specify if you are a Apollo employee/officer/director/affiliate (required):        ☐ Apollo Employee        ☐ Apollo Officer or Director

☐ Immediate Family Member of Apollo Officer or Director         ☐ Apollo Affiliate         ☐ Not Applicable

C. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only. Not available for Louisiana residents. Beneficiary date of birth required. Whole percentages only; must equal 100%.)

☐ Primary
First Name	(MI)	Last Name	SSN	Date of Birth	☐ Secondary %
(MM/DD/YYYY)
☐ Primary
First Name	(MI)	Last Name	SSN	Date of Birth	☐ Secondary %
(MM/DD/YYYY)
☐ Primary
First Name	(MI)	Last Name	SSN	Date of Birth	☐ Secondary %
(MM/DD/YYYY)
☐ Primary
First Name	(MI)	Last Name	SSN	Date of Birth	☐ Secondary %
(MM/DD/YYYY)

Custodian/Guardian for a minor Beneficiary (required, cannot be same as Investor or Co-Investor):

  D. ERISA Plan Asset Regulations

All investors are required to complete Appendix B attached hereto.

4. Contact Information (If different than provided in Section 3A)

Mailing Address	City	State	Zip Code

5. Select How You Want to Receive Your Distributions (Please Read Entire Section and Select only one)

You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, OHIO, OKLAHOMA, OREGON, TEXAS, VERMONT OR WASHINGTON.

☐ If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan; please check here if you DO NOT wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below.

☐ If you ARE a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio, Oklahoma, Oregon, Texas, Vermont or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan. Please check here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.

ONLY complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian.

A. ☐ Check	mailed to street address in 3A (only available for non-custodial investors).

B. ☐ Check	mailed to secondary address in 3B (only available for non-custodial investors).

C. ☐ Direct	Deposit by ACH (only available for non-custodial investors). PLEASE ATTACH A PRE-VOIDED CHECK

D. ☐ Check	mailed to Third party Financial Institution (complete section below)

Apollo Debt Solutions BDC Subscription Agreement – Generic

I authorize Apollo Debt Solutions BDC or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Apollo Debt Solutions BDC in writing to cancel it. In the event that Apollo Debt Solutions BDC deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name	Mailing Address	City	State	Zip Code
Your Bank’s ABA Routing Number		Your Bank Account Number

6. Broker / Financial Advisor Information (Required Information. All fields must be completed.)

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker		Financial Advisor Name
Advisor Mailing Address
City	State		Zip Code
Financial Advisor Number	Branch Number		Telephone Number
E-mail Address		Fax Number
Operations Contact Name		Operations Contact Email Address

Please note that unless previously agreed to in writing by Apollo Debt Solutions BDC, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 6 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 15l-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

Apollo Debt Solutions BDC Subscription Agreement – Generic

If you do not have another broker or other financial intermediary introducing you to Apollo Debt Solutions BDC, then Apollo Global Securities, LLC (“AGS”) may be deemed to act as your broker of record in connection with any investment in Apollo Debt Solutions BDC. AGS is not a full-service broker-dealer and may not provide the kinds of financial services that you might expect from another financial intermediary, such as holding securities in an account. If AGS is your broker of record, then your shares will be held in your name on the books of Apollo Debt Solutions BDC. AGS will not monitor your investments, and has not and will not make any recommendation regarding your investments. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker or other financial intermediary.

X			X
	Financial Advisor Signature	Date		Branch Manager Signature (If required by Broker)	Date

  7.     Electronic Delivery Form (Optional)

Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Apollo Debt Solutions BDC. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

I consent to electronic delivery  ☐

E-mail Address

If blank, the email provided in Section 4 will be used.

  8.     Subscriber Signatures

Apollo Debt Solutions BDC is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Apollo Debt Solutions BDC may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Apollo Debt Solutions BDC Subscription Agreement – Generic

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce Apollo Debt Solutions BDC to accept this subscription, I hereby represent and warrant to you as follows:

8.a. Please Note: All Items in this section 8.a. must be read and initialed

	Primary Investor Initials	Co- Investor Initials
(i) I have received the prospectus (as amended or supplemented) for Apollo Debt Solutions BDC at least five business days prior to the date hereof.
	Initials	Initials

  (ii)  I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

	Initials	Initials

  (iii) In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.”

	Initials	Initials
(iv) If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above.
	Initials	Initials
(v) I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
	Initials	Initials

  (vi) I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus.

	Initials	Initials

  (vii)  I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

	Initials	Initials
(viii) I acknowledge that Apollo Debt Solutions BDC may enter into transactions with Apollo affiliates that involve conflicts of interest as described in the prospectus.
	Initials	Initials

  (ix) I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at gwms.apollo.com/debtsolutionsBDC as of the last day of each month within 20 business days of the last day of each month.

	Initials	Initials

  (x)   I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Apollo Debt Solutions BDC’s toll-free, automated telephone line, 1-833-772-1959.

	Initials	Initials

8.b. If you live in any of the following states, please complete Appendix A to Apollo Debt Solutions BDC Subscription Agreement: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Puerto Rico, Tennessee, Texas and Vermont

Apollo Debt Solutions BDC Subscription Agreement – Generic

In the case of sales to fiduciary accounts, the minimum standards in Appendix A shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

If you do not have another broker or other financial intermediary introducing you to Apollo Debt Solutions BDC, then AGS may be deemed to be acting as your broker of record in connection with any investment in Apollo Debt Solutions BDC. For important information in this respect, see Section 6 above. I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Apollo Debt Solutions BDC. I acknowledge that the Broker / Financial Advisor (Broker / Financial Advisor of record) indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting Apollo Debt Solutions BDC Investor Relations at the number indicated below.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, I certify that:

(1)	The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and
(4)	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X			X
	Signature of Investor	Date		Signature of Co-Investor or Custodian (If applicable)	Date

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

  9.     Miscellaneous

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Apollo Debt Solutions BDC experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 above, they are asked to promptly notify Apollo Debt Solutions BDC and the Broker in writing. The Broker may notify Apollo Debt Solutions BDC if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 above, and Apollo Debt Solutions BDC may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Apollo Debt Solutions BDC.

Return the completed Subscription Agreement to:

            UMB Bank N.A.

            Apollo Debt Solutions BDC

            928 Grand Blvd.

            Kansas City, MO 64106

Apollo Debt Solutions BDC Investor Relations: 1-833-772-1959

Apollo Debt Solutions BDC Subscription Agreement – Generic

Appendix A

For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

Investors in the following states have the additional suitability standards as set forth below.

	Primary Investor Initials	Co- Investor Initials

If I am an Alabama resident, in addition to the suitability standards set forth above, an investment in Apollo Debt Solutions BDC will only be sold to me if I have a liquid net worth of at least 10 times my investment in Apollo Debt Solutions BDC and its affiliates.

	Initials	Initials
If I am a California resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my net worth in Apollo Debt Solutions BDC.
	Initials	Initials

If I am an Idaho resident, I must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in Apollo Debt Solutions BDC shall not exceed 10% of my liquid net worth.

	Initials	Initials

If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

	Initials	Initials

If I am a Kansas resident, I understand that it is recommended by the Office of the Securities Commissioner that I limit my total investment in Apollo Debt Solutions BDC’s securities and other non-traded business development companies to not more than 10% of my liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Kentucky resident, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Massachusetts resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC and in other illiquid direct participation programs.

	Initials	Initials
If I am a Missouri resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC.
	Initials	Initials

If I am a Nebraska resident, in addition to the suitability standards set forth above, I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933 are not subject to the foregoing investment concentration limit.

	Initials	Initials

A-1

If I am a New Jersey resident, (1) I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Apollo Debt Solutions BDC, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, and (2) I acknowledge that although Apollo Credit Management, LLC (the “Adviser”), the investment adviser to Apollo Debt Solutions BDC, will advance all organization and offering expenses of Apollo Debt Solutions BDC, and may elect to pay certain of Apollo Debt Solutions BDC’s expenses, Apollo Debt Solutions BDC is obligated to reimburse the Adviser, and this will reduce the returns available to investors.

	Initials	Initials

If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of Apollo Debt Solutions BDC, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials
If I am a North Dakota resident, I have a net worth of at least ten times my investment in Apollo Debt Solutions BDC.
	Initials	Initials

If I am an Ohio resident, it is unsuitable to invest more than 10% of my liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus, total liabilities) comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials
If I am an Oklahoma resident, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC.
	Initials	Initials

If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

	Initials	Initials

If I am a Puerto Rico resident, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC, its affiliates and other non-traded real estate investment programs. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

	Initials	Initials
If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in Apollo Debt Solutions BDC.
	Initials	Initials

If I am a Texas resident, I must have a minimum annual gross income of $85,000 and a minimum net worth of $85,000 or a minimum net worth of $330,000. Net worth shall be determined exclusive of home, home furnishings, and automobiles. In addition to the higher suitability standards set forth above, my aggregate investment in Apollo Debt Solutions BDC, its affiliates, and other non-traded direct investment programs (including business development companies, oil and gas programs, real estate investment trusts, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, defined as the portion of an investor’s net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Vermont resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am non-accredited Vermont investors, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

	Initials	Initials

A-2

Appendix B: Additional Questionnaire

Instructions: All purchasers please complete this Appendix B in its entirety.

1.                 Are you a “benefit plan investor” within the meaning of the Plan Asset Regulations1 or will you use the assets of a “benefit plan investor”2 to invest in Apollo Debt Solutions BDC?

☐            Yes         ☐            No

2.                 If Question (1) above is “yes” please indicate what percentage of the purchaser’s assets invested in Apollo Debt Solutions BDC are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations:

            %

3.                 If you are investing the assets of an insurance company general account please indicate what percentage of the insurance company general account’s assets invested in Apollo Debt Solutions BDC are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of the Employee Retirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder?

            %

4.                 Please indicate if you are “Controlling Person” defined as: (i) a person (including an entity), other than a “benefit plan investor” who has discretionary authority or control with respect to the assets of Apollo Debt Solutions BDC, a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. An “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

☐            Yes         ☐            No

1                  “Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

2                 The term “benefit plan investor” includes, for e.g.: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for e.g., an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for e.g., a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.

B-1

Apollo Debt Solutions BDC

Maximum Offering of $5,000,000,000 in Common Shares

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Apollo Debt Solutions BDC and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

                    , 2021

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1)    Financial Statements

The following financial statements of Apollo Debt Solutions BDC are included in Part A of this Registration Statement.

(2)    Exhibits

(a)(1)	Declaration of Trust of the Registrant(1)

(a)(2)	First Amended and Restated Declaration of Trust of the Registrant(1)

(a)(3)	Second Amended and Restated Declaration of Trust of the Registrant(1)

(a)(4)	Amended and Restated Agreement and Declaration of Trust of the Registrant(1)

(a)(5)	Second Amended and Restated Agreement and Declaration of Trust of the Registrant*

(b)	Form of Bylaws of the Registrant(1)

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)(1)

(e)	Form of Distribution Reinvestment Plan*

(g)	Form of Advisory Agreement(1)

(h)(1)	Form of Intermediary Manager Agreement(1)

(h)(2)	Form of Selected Intermediary Agreement*

(h)(3)	Form of Distribution and Shareholder Servicing Plan of the Registrant(1)

(j)	Form of Custodian Agreement(1)

(k)(1)	Form of Administration Agreement(1)

(k)(2)	Form of Escrow Agreement(1)

(k)(3)	Form of Agency Agreement(1)

(k)(4)	Form of Multi-Class Plan(1)

(k)(5)	Form of Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser(1)

(k)(6)	Facility Agreement between Apollo Debt Solutions BDC and Goldman Sachs Bank USA, as financing provider, dated February 22, 2021(1)

(l)	Opinion of Richards, Layton & Finger, P.A.*

(n)	Consent of Independent Registered Public Accounting Firm*

(p)	Subscription Agreement for Seed Capital*

(r)(1)	Code of Ethics of the Fund(1)

(r)(2)	Code of Ethics of the Adviser(1)

(s)	Power of Attorney(1)

*	Filed herewith.
(1)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-Effective Registration Statement on Form N-2 (File No. 333-258155), filed on July 23, 2021

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee	$545,500
FINRA filing fee	$225,500
Legal	$2,968,000
Printing	$713,000
Accounting	$70,000
Blue Sky Expenses	$342,815
Advertising and sales literature	$706,000
Due Diligence	$318,000
Miscellaneous fees and expenses	$877,685

Total	$6,766,500

Item 28. Persons Controlled By Or Under Common Control

None.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common shares at October 26, 2021.

Title of Class	Number of Record Holders
Common shares of beneficial interest, $0.01 par value	1

Item 30. Indemnification

The information contained under the heading “Description of our Shares.” “Advisory Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the

Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Prior to breaking escrow, the Registrant expects to obtain liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Apollo Credit Management LLC, and each managing director, director or executive officer of Apollo Credit Management, LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding Apollo Credit Management, LLC and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-72098), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

4)	the Registrant;

5)	the transfer agent;

6)	the Custodian;

7)	the Adviser; and

8)	the Administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)    to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i)    to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)    to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)    that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

(3)    to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4)    that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C 17 CFR 230.430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act 17 CFR 230.497(b), (c), (d) or (e) as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act 17 CFR 230.430A, will be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5)    that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;

(ii)    the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 26th day of October, 2021.

APOLLO DEBT SOLUTIONS BDC

By:	/s/ Earl Hunt
Name:	Earl Hunt
Title:	Chairperson, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Earl Hunt Earl Hunt	Chairperson, Chief Executive Officer and Trustee	October 26, 2021

/s/ Amit Joshi Amit Joshi	Chief Financial Officer	October 26, 2021

/s/ Meredith Coffey* Meredith Coffey	Trustee	October 26, 2021

/s/ Christine Gallagher * Christine Gallagher	Trustee	October 26, 2021

/s/ Michael Porter* Michael Porter	Trustee	October 26, 2021

/s/ Carl J. Rickertsen* Carl J. Rickertsen	Trustee	October 26, 2021

*By:	/s/ Earl Hunt
Earl Hunt
As Agent or Attorney-in-Fact

October 26, 2021

The original powers of attorney authorizing Earl Hunt, Amit Joshi, Joseph Glatt, Isabelle Gold and Kristin Hester to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed have been executed and filed as an Exhibit hereto.